UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2008 Semi Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2008

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2008	William Blair Funds 1

PERFORMANCE AS OF JUNE 30, 2008—CLASS N SHARES (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund	(7.09)	(2.54)	9.33	9.49	2.86	3/20/1946	«««« Among 1,488 large growth Funds
Morningstar Large Growth	(10.38)	(6.02)	5.88	7.81	2.61
Russell 3000® Growth	(9.04)	(6.38)	5.93	7.56	1.08
Standard & Poor’s 500	(11.91)	(13.12)	4.41	7.58	2.88

Tax-Managed Growth Fund
Return before Taxes	(8.98)	(6.81)	6.44	8.07	1.07	12/27/1999	««« Among 1,488 large growth Funds
After Taxes on Distributions	(8.98)	(6.81)	6.44	8.07	1.07
After Taxes on distributions and Sale of Fund Shares	(5.84)	(4.43)	5.52	7.00	0.92
Morningstar Large Growth	(10.38)	(6.02)	5.88	7.81	—
Russell 3000® Growth	(9.04)	(6.38)	5.93	7.56	(3.48)

Large Cap Growth Fund	(8.51)	(5.49)	3.92	5.60	(4.29)	12/27/1999	«« Among 1,488 large growth Funds
Morningstar Large Growth	(10.38)	(6.02)	5.88	7.81	—
Russell 1000® Growth	(9.06)	(5.96)	5.91	7.32	(3.77)

Small Cap Growth Fund	(16.35)	(24.89)	(0.47)	9.25	12.65	12/27/1999	««« Among 705 small growth Funds
Morningstar Small Growth	(11.63)	(13.94)	4.10	9.24	—
Russell 2000® Growth	(8.93)	(10.83)	6.08	10.37	0.11
Russell 2000®	(9.37)	(16.19)	3.79	10.29	5.54
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund	(7.49)	(6.09)	—	—	4.38	2/1/2006	Not rated.
Morningstar Mid-Cap Growth	(8.88)	(6.53)	—	—	—
Russell Mid® Cap Growth	(6.81)	(6.42)	—	—	3.35

Small-Mid Cap Growth Fund	(12.37)	(13.09)	6.32	—	6.84	12/29/2003	««« Among 813 mid-cap growth funds
Morningstar Mid-Cap Growth	(8.88)	(6.53)	7.85	—	—
Russell 2500™ Growth	(7.86)	(9.20)	7.40	—	7.69

Global Growth Fund	(7.79)	—	—	—	(8.80)	10/15/2007	Not rated.
Morningstar World Stock	(11.11)	—	—	—	—
MSCI All Country World IMI (net)	(10.62)	—	—	—	(14.59)
MSCI All Country World (gross)	(10.41)	—	—	—	(14.08)

International Growth Fund	(11.64)	(6.52)	15.47	18.83	12.93	10/1/1992	«««« Among 182 foreign large growth funds
Morningstar Foreign Large Growth	(10.77)	(6.20)	14.72	16.10	5.54
MSCI All Country World Ex-U.S. IMI (net)	(10.33)	(7.46)	15.52	19.14	7.65
MSCI All Country World Ex-U.S. (gross)	(9.84)	(6.20)	16.16	19.42	7.73

International Equity Fund	(11.01)	(4.34)	12.99	—	12.36	5/24/2004	«« Among 182 foreign large growth funds
Morningstar Foreign Large Growth	(10.77)	(6.20)	14.72	—	—
MSCI All Country World Ex-U.S. IMI (net)	(10.33)	(7.46)	15.52	—	16.80
MSCI All Country World Ex-U.S. (gross)	(9.84)	(6.20)	16.16	—	17.22

Please see the next page for important disclosure information.

2 Semi-Annual Report	June 30, 2008

PERFORMANCE AS OF JUNE 30, 2008—CLASS N SHARES—CONTINUED (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
International Small Cap Growth Fund	(7.30)	(8.35)	—	—	13.66	11/1/2005	Not rated.
Morningstar Foreign Small/Mid Growth	(10.72)	(12.45)	—	—	—
MSCI All Country World Small Cap Ex-U.S. (net)	(12.39)	(15.91)	—	—	11.99
MSCI World Small Cap Ex-U.S. (gross)	(9.50)	(17.04)	—	—	8.52

Emerging Markets Growth Fund	(15.51)	(0.12)	30.64	—	30.85	6/6/2005	««««« Among 217 diversified emerging market funds
Morningstar Diversified Emerging Markets	(11.60)	2.27	25.92	—	—
MSCI Emerging Markets IMI (net)	(12.75)	2.76	26.50	—	26.55
MSCI Emerging Markets (gross)	(11.64)	4.89	27.52	—	27.60
A portion of the Emerging Markets Growth Fund’s performance since inception is attributable to an investment in an initial public offering. (IPO)

Value Discovery Fund	(5.66)	(16.28)	4.59	8.87	7.53	12/23/1996	««« Among 331 small value funds
Morningstar Small Value	(8.41)	(19.82)	1.74	9.75	7.64
Russell 2000® Value	(9.84)	(21.63)	1.39	10.02	7.47
Russell 2000®	(9.37)	(16.19)	3.79	10.29	5.53

Bond Fund	0.86	5.48	—	—	3.65	5/1/2007	Not rated.
Morningstar Intermediate-Term Bond	(0.73)	3.38	—	—	—
Lehman Aggregate Bond Index	1.13	7.12	—	—	5.15

Income Fund	(0.13)	0.50	1.85	2.03	4.18	10/1/1990	««« Among 381 short-term bond funds
Morningstar Short-term Bond	(0.42)	2.21	2.78	2.26	4.10
Lehman Intermediate Govt./Credit	1.43	7.37	4.26	3.48	5.54
Bond Index

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. Class N shares are available to the general public without a sales load. Emerging Leaders Growth Fund does not offer a Class N share.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar Ratings TM are as of 6/30/2008 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/« «««/«««, Tax-Managed Growth Fund «««/«««/NA, and Large Cap Growth Fund «««/««/NA, out of 1,433/1,215/589 large growth funds; Small Cap Growth Fund ««/«««/NA out of 705/571/NA small growth funds; Small-Mid Cap Growth Fund «««/NA/NA out of 813/NA/NA mid cap growth funds; Value Discovery Fund «« ««/««/««« out of 331/265/108 small value funds; International Growth Fund «««/««««/««««« and International Equity Fund ««/NA/NA out of 182/157/75 foreign large growth funds; Income Fund ««/««/««« out of 381/303/164 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2008 William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

In a difficult market environment, the Growth Fund declined but outperformed its Russell 3000® Growth Index benchmark in the first half of 2008. The Growth Fund (Class N Shares) had results of (7.09)% and the Russell 3000® Growth Index returned (9.04)% for the six-month period ended June 30, 2008.

What were the most significant factors impacting Fund performance?

So far in 2008, U.S. equity markets have been greatly challenged by much uncertainty and high volatility in response to the continued financial credit crisis and significant write-downs as well as continued consumer weakness with reports of rising gas and food costs, increasing unemployment, tightening lending standards and elevated levels of credit and mortgage delinquencies. In this environment, most broad equity markets indices traded near bear market levels (e.g. down 20% from recent highs); the most notable was the Dow Jones Industrial Average. For the period, the S&P 500 Index fell (11.91)%.

Also, impacting equity results were investors’ concerns which shifted from slowing economic growth to rising inflation. The price of oil surged to record levels of around $140 per barrel as demand remained high especially from emerging markets; also, supply issues surfaced and speculation from investors rose as many looked to oil as an inflationary hedge or an alternative to U.S. dollar investments or the risky credit markets. With high energy prices, consumers spend less on goods and services and products cost more due to higher input and transportation costs. So far, some oil demand destruction has occurred, but it has yet to impact the price of oil. Other commodities also saw new highs on supply issues including coal, with high emerging market demand, as well as corn and soy due to stormy weather conditions in the Midwest. As a result, inflation levels have risen globally and are expected to continue if commodity prices remain on their current trend. Some U.S. investors fear the current low interest rate levels—in place to stimulate the economy—may need to increase in order to curb inflation. Additionally, several countries outside the U.S., particularly emerging markets, have begun to raise interest rate levels in an attempt to slowdown inflation.

Another ongoing factor is U.S. economic growth which has slowed and is expected to remain slow into 2009 according to many pundits. GDP growth for the first quarter of 2008 was reported at 1.0% which was slightly higher than the fourth quarter 2007 at 0.6%. The Federal Reserve continued to cut rates into the second quarter in order to stimulate economic growth; the Federal Funds rate was cut 25 basis points to 2.0% in April followed by a pause at their June meeting. The Federal Reserve’s actions, such as lowering interest rates and liquidity injections, helped to prevent a collapse in the financial markets, but did little to promote growth and were more than offset by the substantial increases in energy, raw materials and food prices as well as rising credit spreads. Among experts it still remains debatable whether the U.S. economy will enter a recession in 2008; however, with oil trading at elevated levels, the risk of recession is on the rise in the U.S. and abroad.

4 Semi-Annual Report	June 30, 2008

For the first six months of the year, growth stocks held up better than value stocks; the Russell 3000® Growth Index was down (9.04)% while the Russell 3000® Value Index was down (13.28)%. A lower weighting in the Financial Services sector (which did poorly) and a larger weighting in Information Technology (which did well) assisted the Fund’s return relative to its benchmark. On market capitalization, mid-cap growth stocks did better on a relative basis than small- and large-cap growth stocks; the Russell Midcap® Growth Index fell (6.81)% while Russell 1000® Growth Index fell (9.06)% and Russell 2000® Growth Index fell (8.93)%. In regard to sectors on an absolute performance basis, there were only two positive groups in the Russell 3000® Growth Index—Energy and Materials; therefore, the opportunity for a well diversified portfolio, like ours, to be positive in the period was very difficult. The worst sectors were Financials and Consumer Discretionary as you might expect given the comments above.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The portfolio was enhanced in the period by the Information Technology, Health Care and Consumer Staples sectors. Within Information Technology, our stock selection was strong in this relatively weak performing benchmark group. Visa, Inc. was the portfolio’s best performer as it performed well after its recent IPO offering and a strong quarterly report. This firm should benefit from the secular shift to electronic payment methods (credit and debit cards), both here and abroad. As a reminder Visa has no credit risk; rather its principal business is transactional processing. Also, Flir Systems, Inc. gained ground on strong first quarter results across all company segments: Government Systems, Commercial Vision Systems and Thermography. Importantly, they reported a substantial increase in their twelve month order backlog as a result of government spending.

Within Health Care, our stock selection was strong in this weak performing benchmark group. Gilead Sciences, Inc., the leading provider of drugs to treat HIV, gained ground on solid earnings and an announcement that a study on a competing medicine was halted on inferior efficacy and increased detrimental side effects. Pharmaceutical Product Development, Inc., a contract research organization, also did well on solid quarterly earnings. We continue to like this firm’s business in a growing marketplace, their strong management team and expanding product portfolio with the potential for increasing royalty revenue streams. Secondarily, the portfolio was also helped by lack of exposure to HMOs and pharmaceuticals which did poorly.

The third largest sector contributor to results on good stock selection was Consumer Staples. Wal-Mart de Mexico did well on solid sales in a difficult environment. Going forward, we believe this firm is well positioned with attractive square-footage growth, solid same-store transaction increases and efficiency initiatives. Additionally, the portfolio was helped by our lower exposure to weak performing beverage stocks. PepsiCo., Inc. was sold from the portfolio primarily due to relative valuation and growing input cost concerns; we felt there were better opportunities elsewhere.

Were there any investment strategies or themes that did not measure up to your expectations?

Weakness in the portfolio was seen in the Financials, Utilities and Telecommunications sectors. Beginning with Financials—the worst benchmark performer, the portfolio was helped by our underweight; however, our stock selection overshadowed this positive. MF Global fell on the announcement of an internal trading loss which reduced our confidence in the management team and its risk management policies. As a result, this stock was sold from the portfolio. Additionally, much of our exposure includes companies that are beneficiaries of volatility and not those that are credit or interest rate sensitive. In the fourth quarter, the portfolio was assisted significantly from this positioning as the credit crisis unfolded; however, in 2008, investors had concerns over slowing volume growth, potential regulation and took profits in names that had done well in the fourth quarter. As a result, the stock price for IntercontinentalExchange, Inc. came under pressure.

June 30, 2008	William Blair Funds 5

Two other sectors, Utilities and Telecommunication Services, also detracted from results. Each benchmark groups had good relative performance but the portfolio does not own any positions in these small sectors due to a lack of quality growth in our view.

What is your current strategy? How is the Fund positioned?

Given the near bear market status, the broad equity markets have begun to discount current macro conditions in the financial, housing, consumer and commodities markets. However, it is difficult to predict whether additional downside risks remain or when sentiment will turn. While it is challenging to forecast economic events, we believe that growth is likely to remain subdued into 2009 as the financial system and consumer likely have a long work out period ahead.

Going forward, energy prices, global growth, the strength of U.S. financial markets, and the state of consumer confidence will be important issues to watch. Lower energy prices would positively impact consumer pocketbooks, company profit margins and relieve inflationary pressures for central banks; this could be a catalyst for stock market improvement. On global growth, we have seen economies outside the U.S. start to slow including emerging markets countries. However, the degree of slowing in emerging markets will be a critical factor to future global economic growth. Lastly, we will continue to look for repair in the U.S. financial markets and the consumer; positive developments in these groups can signal a change where early cyclical stocks could gain ground.

In this environment, we have not adopted a particularly defensive posture. Instead, we continue to rely on our quality growth investment philosophy and process to steer the portfolio through the current challenging market conditions. We continue to seek high quality growth stocks with attractive long term earnings growth, strong financial position and competitive and sustainable business models which we believe will outperform over time. This investment philosophy generally leads to companies that have somewhat more defensive characteristics during market conditions like those experienced recently, primarily due to more stable business models with better balance sheets. In our view, quality growth opportunities remain readily available and we are taking advantage of increasingly attractive valuation levels to buy stocks that we believe will produce superior long-term returns.

On a positive note, many investors have a significant amount of cash sitting on the sidelines, which could propel the market higher, if and when, the high level of risk aversion recedes. Also, growth continues to outperform value stocks. Large growth stocks have picked up substantial relative ground for the twelve month period ended June 30 2008; Russell 3000® Growth returned (6.38)% while Russell 3000® Value returned (19.02)%. Many investors would be surprised to note that growth stocks now surpass value stocks over the last three years by 2.60% annualized as measured by the Russell 3000® Indexes. With elevated levels of market volatility or a slow growth environment, we believe investors will continue to seek strong, high quality companies which become scarce and thus, more valuable in a challenging period.

6 Semi-Annual Report	June 30, 2008

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	(7.09)%	(2.54)%	9.33%	9.49%	2.86%	—%
Growth Fund Class I	(6.99)	(2.31)	9.62	9.80	—	2.54	(a)
Russell 3000® Growth Index	(9.04)	(6.38)	5.93	7.56	1.08	(0.93	)(a)
S&P 500 Index	(11.91)	(13.12)	4.41	7.58	2.88	1.65	(a)
(a)	For the period from October 1, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 7

Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—30.3%
Activision, Inc.	243,785	$8,306
*Adobe Systems Incorporated	238,549	9,396
*Cisco Systems Inc.	636,550	14,806
*Citrix Systems, Inc.	124,675	3,667
*Cognizant Technology Solutions Corporation	223,790	7,275
*DTS, Inc.	96,149	3,011
*Euronet Worldwide, Inc.	267,075	4,514
*Flir Systems, Inc.	136,310	5,530
*Google Inc.	21,905	11,531
*Nuance Communications, Inc.	229,945	3,603
Qualcomm Incorporated †	277,940	12,332
*Silicon Laboratories, Inc.	178,075	6,427
*Visa Inc.	54,043	4,394
*VistaPrint Limited †	254,933	6,822
*WNS Holdings Limited—ADR	209,700	3,533

		105,147

Health Care—16.6%
Allergan Inc.	123,900	6,449
*Genentech, Inc.	113,410	8,608
*Gilead Sciences, Inc.	189,815	10,051
*Healthways, Inc.	156,405	4,630
*Hologic, Inc.	240,960	5,253
*IDEXX Laboratories, Inc.	144,290	7,033
*Integra Lifesciences Holding Corporation	111,095	4,942
Pharmaceutical Product Development, Inc.	137,470	5,897
*Qiagen N.V.	229,290	4,616

		57,479

Industrials & Services—15.6%
*ABB Ltd—ADR	309,395	8,762
Danaher Corporation	162,481	12,560
Expeditors International of Washington Inc.	118,330	5,088
Fastenal Company	171,439	7,399
*InnerWorkings, Inc.	430,910	5,154
Knight Transportation, Inc.	204,670	3,745
Rockwell Collins, Inc.	91,380	4,382
Roper Industries, Inc.	107,700	7,095

		54,185

Consumer Discretionary—12.5%
*Coach, Inc.	124,260	3,589
*Coinstar, Inc.	155,690	5,093
DeVry Inc.	88,045	4,721
Johnson Controls, Inc.	241,931	6,939
*K12 Inc.	156,366	3,351
*Life Time Fitness, Inc.	170,205	5,030
*McCormick & Schmick’s Seafood Restaurants, Inc.	142,400	1,373
Omnicom Group Inc.	225,210	10,107
Phillips-Van Heusen Corporation	86,875	3,181

		43,384

*Non-income producing securities

† = U.S. listed foreign security

ADR=American Depository Receipt

VRN=Variable Rate Note

**Fair value pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 1.20% of the Fund’s net assets at June 30, 2008.

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—11.3%
Apache Corporation	72,685	$10,103
*IHS Inc.	116,665	8,120
Smith International, Inc.	175,540	14,594
Suncor Energy, Inc.†	112,180	6,520

		39,337

Financials—5.3%
*Affiliated Managers Group, Inc.	37,155	3,346
Charles Schwab & Co, Inc.	393,875	8,090
CME Group Inc.	9,055	3,470
*IntercontinentalExchange Inc.	29,920	3,411

		18,317

Materials—3.6%
Praxair, Inc.	130,495	12,298

Consumer Staples—1.2%
Wal Mart de Mexico—ADR**	105,330	4,166

Total Common Stock—96.4% (cost $297,668)		334,313

Investment in Affiliate
William Blair Ready Reserves Fund	4,723,401	4,723

Total Investment in Affiliate—1.3% (cost $4,723)		4,723

Short-Term Investment
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	$6,500	6,500

Total Short-Term Investment—1.9% (cost $6,500)		6,500

Repurchase Agreement State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $363, collateralized by FNMA Note, 4.120%, due 5/6/13	$363	363

Total Repurchase Agreement—0.1% (cost $363)		363

Total Investments—99.7% (cost $309,254)		345,899
Cash and other assets, less liabilities—0.3%		1,000

Net assets—100.0%		$346,899

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2008

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted an (8.98)% decrease on a total return basis (Class N Shares) for the six-months ended June 30, 2008. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index declined (9.04)% while the Standard & Poor’s 500 Stock Index dropped (11.91)%.

What were the most significant market factors impacting Fund performance?

The first quarter of 2008 was the worst for the stock market in six years, and was marked by a number of significant events. During the quarter the Federal Reserve Board engineered a series of interest rate cuts in an effort to avert or soften a recession. The Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

In addition, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn accelerate the economy.

Finally, on March 13, executives at Bear Stearns informed financial regulators that the investment bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Fed’s efforts were widely seen as an effort on the part of the nation’s central bank to restore confidence to financial markets and encourage financial institutions to resume lending to one another.

The turmoil in the financial markets spilled into the second quarter, as the economy continued to deal with the worst credit crisis in nearly a generation and attempted to adjust to skyrocketing energy prices, higher food prices and weak consumer spending. Economic data had yet to confirm a recession was underway in spite of the fact that the markets behaved as though the economy was in one.

Following a 0.25% reduction in the federal funds rate in late April, Federal Reserve Chairman Ben Bernanke indicated an end to interest rate cuts in the Fed’s recent efforts to stimulate a slowing economy. For the time being the Federal Reserve appeared equally hesitant to raise interest rates, in spite of their concerns about inflationary pressures, to avoid the risk of choking economic growth.

Although the equity markets were strong during the months of April and May, the equity markets gave back all of their gains during the month of June.

The housing market remained in the doldrums, and the Consumer Discretionary, Financial and Healthcare sectors all remained weak.

June 30, 2008	William Blair Funds 9

What factors were behind the Fund’s performance versus the benchmark?

The Fund outperformed its benchmark largely because of stock selection in the two sectors where the Fund has some of its largest weightings: Energy and Materials. Although our Energy weighting is in line with our benchmark, in the case of Materials our overweight position combined with our stock selection contributed to over a 6% outperformance in that sector relative to the Russell 3000® Growth Index.

What were the best performing sectors and investments for the Fund?

Energy and Materials were the two best performing sectors for the Fund during the second quarter, benefiting from strong pricing and increased exploration.

Although all of the Fund’s Energy holdings were strong performers during the first half of the year, two of the best performing investments in this sector were EnCana Corporation and Apache Corporation.

EnCana Corporation, a highly successful company in the very competitive North American natural gas business, experienced strong growth and was up 34.76% for the Fund.

Apache Corporation was up 29.71% for the Fund, after another excellent quarter for the company which reflected robust international growth and announced the successful completion of tests on three new oil wells.

Notable performers in the Materials sector included Airgas, Inc. the largest U.S. distributor of industrial, medical, and specialty gases and hardgoods, and Praxair, Inc. another of the largest industrial-gas companies in the Americas and one of the largest worldwide. As suppliers, both of these companies have exposure to the energy industry.

Among individual standouts, Gilead Sciences, Inc. in the Health Care sector was up 15.08% for the Fund. Gilead Sciences develops and produces drugs for life-threatening infectious diseases. The company currently has four products—Viread, Emtriva, combination pill Truvada, and triple combination Atripla—that are used for AIDS treatment regimens and which represent a sizable percentage of the company’s sales. The company also has three new promising products undergoing FDA review. We believe the potential for these drugs has yet to be reflected in the valuation of the company’s share price.

What were the weakest performing sectors and investments for the Fund?

The weakest performing sectors for the Fund were Consumer Discretionary and Financials. The Health Care sector also was a laggard.

The single largest detractor from the Fund’s return was Healthways, Inc. Healthways, which provides specialized health and care support for individuals, declined (49.35)% for the Fund. Healthways lowered 2008 guidance and attributed it to slow enrollment from a key health plan and customer conversion delays reflecting the deferral of a large contract. Healthways continues to be the industry leader in disease management and is currently moving into the international marketplace. We therefore believe this company has significant growth opportunities ahead of it.

We were underweight the Fund’s benchmark in the Consumer Discretionary sector and had sought to invest in companies that would outperform despite the weakness in the economy, but this has not been the case.

Within the Consumer Discretionary sector, International Game Technology declined (42.72)% for the Fund, while auto retailer CarMax, Inc. decreased (28.15)%.

10 Semi-Annual Report	June 30, 2008

International Game Technology designs and manufactures computerized gaming equipment, network systems, and licensing and services for the casino gaming industry. With the downturn in the economy, casinos are deferring the replacement of older equipment, pushing out the “replacement cycle,” for machines. However, we nonetheless expect International Game Technology to outperform over the long term, as the company is the first to offer server-based gaming—meaning games on machines can be reprogrammed from a central hub. This means that multiple choices can be offered throughout the gaming process, and games can be changed to those that are most popular without having to actually physically install new equipment.

CarMax, Inc. has struggled the past few quarters, partly due to the company having to fund higher loan losses in its credit division. The company also missed fourth quarter earnings in part because of a huge drop in the sales of sport utility vehicles (SUVs).

Lastly, in the Financials sector, insurer American International Group was down (54.16)% for the Fund, as it continues to experience pressure due to write-offs that have been caused by the stress in the financial markets. We believe, however, that the market is overestimating the amount of capital the company will need to raise to meet these challenges going forward.

What is your current strategy? How is the Fund positioned?

As we stated last period, we believe that the worst may not be over as far as the economy is concerned, and believe that corporate earnings will continue to deteriorate before the economy and market conditions begin to show signs of improvement. We do not look for the economy to reaccelerate until the second half of 2008 or early 2009.

We will continue to monitor our Financials holdings since we believe the equity markets will continue to come under pressure as a result of distress in the credit markets, a domestic economic slowdown, a residential real estate collapse and global political uncertainties.

We also continue to be cautious investors towards the Industrial and Consumer Discretionary sectors. The slump in the economy, housing market, and rising energy and food prices are negative factors overhanging the market, and have negatively impacted consumer spending and capital spending by companies. We continue to monitor these issues and any potential impact they may have on the Fund’s holdings.

We are also evaluating new “cyclical” names for the Fund’s portfolio which may benefit from the eventual strengthening of the economy.

June 30, 2008	William Blair Funds 11

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	(8.98)%	(6.81)%	6.44%	8.07%	1.07%
Tax-Managed Growth Fund Class I	(8.88)	(6.59)	6.74	8.35	1.34
Russell 3000® Growth Index	(9.04)	(6.38)	5.93	7.56	(3.48)
S&P 500 Index	(11.91)	(13.12)	4.41	7.58	0.16
(a)	For the period from December 27, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

12 Semi-Annual Report	June 30, 2008

Tax-Managed Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—23.3%
Activision, Inc.	8,453	$288
*Adobe Systems Incorporated	6,160	243
*Cisco Systems Inc.	7,180	167
*Citrix Systems, Inc.	3,670	108
*Cognizant Technology Solutions Corporation	5,350	174
*Dolby Laboratories, Inc.	2,690	108
*Electronic Arts Inc.	2,950	131
*Euronet Worldwide, Inc.	3,770	64
FactSet Research Systems Inc.	2,840	160
Microchip Technology, Inc.	5,250	160
Microsoft Corporation	5,070	139
*Nuance Communications, Inc.	5,420	85
Qualcomm Incorporated	5,100	226
*Silicon Laboratories, Inc.	3,300	119
Texas Instruments Incorporated	4,810	135

		2,307

Health Care—17.2%
Allergan Inc.	4,090	213
C.R. Bard, Inc.	1,710	150
*Celgene Corporation	2,480	158
*Gilead Sciences, Inc.	5,770	306
*Healthways, Inc.	5,710	169
*Hologic, Inc.	6,720	147
Pharmaceutical Product Development, Inc.	3,620	155
*Psychiatric Solutions, Inc.	4,820	182
Stryker Corporation	3,600	226

		1,706

Energy—14.3%
Apache Corporation	1,780	247
Encana Corporation†	2,370	216
*IHS Inc.	4,640	323
Schlumberger Limited†	1,460	157
Smith International, Inc.	2,280	190
Suncor Energy, Inc.†	4,960	288

		1,421

Industrials—12.4%
*ABB Ltd.—ADR	6,650	188
*Corrections Corporation of America	9,020	248
Danaher Corporation	3,810	295
Expeditors International of Washington Inc.	3,500	151
General Electric Company	6,985	186
Roper Industries, Inc.	2,430	160

		1,228

Consumer Discretionary—7.3%
*CarMax, Inc.	6,840	97
*GameStop Corp.	2,810	114
International Game Technology	5,420	135

*Non-income producing securities

† = U.S. listed foreign security

ADR=American Depository Receipt

VRN= Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
Johnson Controls, Inc.	5,670	$163
*Scientific Games Corporation	3,590	106
*Tractor Supply Company	3,580	104

		719

Financials—6.5%
*Affiliated Managers Group, Inc.	1,040	94
American International Group	2,780	74
Charles Schwab & Co, Inc.	9,720	200
*IntercontinentalExchange Inc.	930	106
T. Rowe Price Group, Inc.	2,990	169

		643

Materials—6.2%
Airgas, Inc.	4,870	284
Praxair, Inc.	3,550	335

		619

Consumer Staples—5.6%
Colgate-Palmolive Company	3,020	209
CVS/Caremark Corporation	3,774	149
PepsiCo, Inc.	3,095	197

		555

Total Common Stock—92.8% (cost $8,032)		9,198

Investment in Affiliate
William Blair Ready Reserves Fund	231,948	232

Total Investment in Affiliate—2.3% (cost $232)		232

Short-Term Investment
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	$240	240

Total Short-Term Investment—2.4% (cost $240)		240

Repurchase Agreement
State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $263, collateralized by FNMA Note, 4.120%, due 5/6/13	$263	263

Total Repurchase Agreement—2.6% (cost $263)		263

Total Investments—100.1% (cost $8,767)		9,933
Liabilities, plus cash and other assets—(0.1)%		(14)

Net assets—100.0%		$9,919

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 13

James S. Golan

John F. Jostrand

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of quality large domestic growth companies that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

In a difficult market environment, the Large Cap Growth Fund (Class N Shares) declined but outperformed its Russell 1000® Growth Index benchmark in the first half of 2008. The Large Cap Growth Fund had results of (8.51)% and the Russell 1000® Growth Index returned (9.06)% for the six-month period ended June 30, 2008.

What were the most significant factors impacting Fund performance?

So far in 2008, U.S. equity markets have been greatly challenged by much uncertainty and high volatility in response to the continued financial credit crisis and significant write-downs as well as continued consumer weakness with reports of rising gas and food costs, increasing unemployment, tightening lending standards and elevated levels of credit and mortgage delinquencies. In this environment, most broad equity markets indices traded near bear market levels (e.g. down 20% from recent highs); the most notable was the Dow Jones Industrial Average. For the period, the S&P 500 Index fell (11.91)%.

Also, impacting equity results were investors’ concerns which shifted from slowing economic growth to rising inflation. The price of oil surged to record levels of around $140 per barrel as demand remained high especially from emerging markets; also, supply issues surfaced and speculation from investors rose as many looked to oil as an inflationary hedge or an alternative to U.S. dollar investments or the risky credit markets. With high energy prices, consumers spend less on goods and services and products cost more due to higher input and transportation costs. So far, some oil demand destruction has occurred, but it has yet to impact the price of oil. Other commodities also saw new highs on supply issues including coal, with high emerging market demand, as well as corn and soy due to stormy weather conditions in the Midwest. As a result, inflation levels have risen globally and are expected to continue if commodity prices remain on their current trend. Some U.S. investors fear the current low interest rate levels—in place to stimulate the economy—may need to increase in order to curb inflation. Additionally, several countries outside the U.S., particularly emerging markets, have begun to raise interest rate levels in an attempt to slowdown inflation.

Another ongoing factor is U.S. economic growth which has slowed and is expected to remain slow into 2009 according to many pundits. GDP growth for the first quarter 2008 was reported at 1.0% which was slightly higher than the fourth quarter 2007 at 0.6%. The Federal Reserve continued to cut rates into the second quarter in order to stimulate economic growth; the Federal Funds rate was cut 25 basis points to 2.0% in April followed by a pause at their June meeting. The Federal Reserve’s actions, such as lowering interest rates and liquidity injections, helped to prevent a collapse in the financial markets, but did little to promote growth and were more than offset by the substantial increases in energy, raw materials and food prices as well as rising credit spreads. Among experts it still remains debatable whether the U.S. economy will enter a recession in 2008; however, with oil trading at elevated levels, the risk of recession is on the rise in the U.S. and abroad.

14 Semi-Annual Report	June 30, 2008

For the first six months of the year, growth stocks held up better than value stocks; the Russell 1000® Growth Index was down (9.06)% while the Russell 1000® Value Index was down (13.57)%. A lower weighting in the Financial Services sector (which did poorly) and a larger weighting in Information Technology (which did well) assisted growth benchmark returns. In regard to sectors on an absolute performance basis, there were only two positive groups in the Russell 1000® Growth Index—Energy and Materials; therefore, the opportunity for a well diversified portfolio, like ours, to be positive in the period was very difficult. The worst sectors were Financials and Consumer Discretionary as you might expect given the comments above.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The portfolio was assisted in the period by Health Care, Energy and Materials sectors. Within Health Care, our stock selection—especially in biotechnology—was strong in this weak performing benchmark group. One of the portfolio’s top overall performers was Gilead Sciences, Inc. the leading provider of drugs to treat HIV, gained ground on solid earnings and an announcement that a study on a competing medicine was halted on inferior efficacy and increased detrimental side effects. Genentech, Inc. also rose double digits on better-than-expected earnings guidance for the year as well as on the FDA approval of Avastin for the treatment of metastatic breast cancer, a $1 to $1.5 billion market. Secondarily, the portfolio was also helped by lack of exposure to HMOs and pharmaceuticals which did poorly.

As measured by the Russell 1000® Growth, the Energy sector results were up double digits for the period and were substantially higher than the next sector driven by the reasons discussed at length above. The portfolio benefited from an overweight and good stock selection especially in the oil gas and consumable fuels industry. Apache Corporation was best among all portfolio stocks as it rallied on attractive quarterly earnings reports driven by better price realizations and volumes. Going forward, we continue to favor this stock since it will benefit from the global tightening in the natural gas market and it is well positioned with significant future production from several large projects coming on-line over the next several years. Secondarily, Weatherford International Ltd. which provides equipment and services used for the selling, completion, and production of oil and natural gas wells was a strong contributor since its addition to the portfolio earlier in the year. Given its strong market position, Weatherford International should continue to experience attractive earning growth as a result of increased international projects and multi-year, major contract awards.

Lastly, Materials stocks helped overall results; the portfolio had a modest overweight in this positive benchmark group and good selection. Praxair, Inc. the largest portfolio position, performed well with strong quarterly earnings due to strength in all geographic areas with Asia and Latin America being the best. The firm continues to benefit from a substantial project backlog and bidding activity for new projects remains high.

Were there any investment strategies or themes that did not measure up to your expectations?

Weakness in the portfolio was seen in Financials, Consumer Staples and Industrials positions. Beginning with Financials—the worst benchmark performer, the portfolio was underweight this group which helped, but our stock selection detracted. Our exposure includes companies that are beneficiaries of volatility and not those that are credit or interest rate sensitive. In the fourth quarter, the portfolio was assisted significantly from this positioning as the credit crisis unfolded; however, in 2008, investors had concerns over slowing volume growth and took profits in names that had done well in the fourth quarter. As a result, IntercontinentalExchange, Inc. and CME Group, Inc. stock prices came under pressure.

On Consumer Staples, the portfolio was primarily hurt by our significant underweight in a group that held up relatively well in the down market. We believe the consumer will continue to remain under pressure and their spending habits will be curtailed. Also, rising input cost

June 30, 2008	William Blair Funds 15

will likely plague many consumer product producers ultimately reducing earnings levels at firms. As a result, it is likely that we remain underweight here until the consumer and input cost outlook improves.

Also, Industrial stocks were a detractor due to stock selection. The weakest performer was Rockwell Automation, Inc., a firm that provides industrial automation power, control and information solutions globally. It declined after lowering its fiscal year 2008 earnings guidance citing less than favorable market conditions in the U.S. and Europe. While reporting solid earnings and raising their outlook for 2008, Rockwell Collins, Inc., an aerospace and defense firm, fell as investors had concerns about the health of the commercial aerospace business with rising jet fuel costs and declining orders. During the period, we sold Rockwell Collins based on the same concerns.

What is your current strategy? How is the Fund positioned?

Given the near bear market status, the broad equity markets have begun to discount current macro conditions in the financial, housing, consumer and commodities markets. However, it is difficult to predict whether additional downside risks remain or when sentiment will turn. While it is challenging to forecast economic events, we believe that growth is likely to remain subdued into 2009 as the financial system and consumer likely have a long work out period ahead.

Going forward, energy prices, global growth, the strength of U.S. financial markets, and the state of consumer confidence will be important issues to watch. Lower energy prices would positively impact consumer pocketbooks, company profit margins and relieve inflationary pressures for central banks; this could be a catalyst for stock market improvement. On global growth, we have seen economies outside the U.S. start to slow including emerging markets countries. However, the degree of slowing in emerging markets will be a critical factor to future global economic growth. Lastly, we will continue to look for repair in the U.S. financial markets and the consumer; positive developments in these groups can signal a change where early cyclical stocks could gain ground.

In this environment, we have not adopted a particularly defensive posture. Instead, we continue to rely on our quality growth investment philosophy and process to steer the portfolio through the current challenging market conditions. We continue to seek high quality growth stocks with attractive long term earnings growth, strong financial position and competitive and sustainable business models which we believe will outperform over time. This investment philosophy generally leads to companies that have somewhat more defensive characteristics during market conditions like those experienced recently, primarily due to more stable business models with better balance sheets. In our view, quality growth opportunities remain readily available and we are taking advantage of increasingly attractive valuation levels to buy stocks that we believe will produce superior long-term returns.

On a positive note, many investors have a significant amount of cash sitting on the sidelines, which could propel the market, if and when, the high level of risk aversion recedes. Also, growth continues to outperform value stocks. Large growth stocks have picked up substantial relative ground for the twelve month period ended June 30 2008; Russell 1000® Growth returned (5.96)% while Russell 1000® Value returned (18.78)%. Many investors would be surprised to note that growth stocks now surpass value stocks over the last three years by 2.40% annualized. With elevated levels of market volatility or a slow growth environment, we believe investors will continue to seek strong, high quality companies which become scarce and thus, more valuable in a challenging period.

16 Semi-Annual Report	June 30, 2008

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	(8.51)%	(5.49)%	3.92%	5.60%	(4.29)%
Large Cap Growth Fund Class I	(8.38)	(5.23)	4.15	5.81	(4.09)
Russell 1000® Growth Index	(9.06)	(5.96)	5.91	7.32	(3.77)
(a)	For the period from December 27, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 17

Large Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.5%
*Adobe Systems Incorporated	24,795	$977
*Apple Inc.	5,440	911
*Cisco Systems Inc.	63,594	1,479
Corning Incorporated	30,350	700
*Electronic Arts Inc.	10,350	460
*FLIR Systems, Inc.	8,710	353
*Google Inc.	1,905	1,003
Microsoft Corporation	43,735	1,203
Qualcomm Incorporated	24,495	1,087
*Salesforce.com, Inc.	5,070	346
*Verisign Inc.	16,445	622

		9,141

Health Care—17.0%
Allergan Inc.	15,575	811
*Celgene Corporation	15,470	988
*Genentech, Inc.	10,190	773
*Gilead Sciences, Inc.	20,675	1,095
*Hologic, Inc.	20,920	456
*St. Jude Medical, Inc.	12,255	501
*Thermo Fisher Scientific Inc.	11,825	659

		5,283

Industrials—14.3%
*ABB Ltd—ADR	26,385	747
Danaher Corporation	12,762	986
Expeditors International of Washington Inc.	10,875	468
Fastenal Company	12,630	545
Joy Global Inc.	6,470	491
Rockwell Automation, Inc.	9,515	416
Roper Industries, Inc.	11,850	781

		4,434

Energy—13.0%
Apache Corporation	9,705	1,349
Schlumberger Limited†	11,540	1,240
Suncor Energy, Inc.†	11,390	662
*Weatherford International Ltd.†	15,770	782

		4,033

Materials—7.0%
Monsanto Company	4,890	618
Praxair, Inc.	16,435	1,549

		2,167

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 1.67% of the Fund’s net assets at June 30, 2008.

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—6.5%
Avon Products, Inc.	15,605	$562
Wal Mart de Mexico—ADR**	13,095	518
Wal-Mart Stores, Inc.	16,550	930

		2,010

Financials—4.8%
CME Group Inc.	775	297
*IntercontinentalExchange Inc.	2,635	300
Charles Schwab & Co, Inc.	42,865	880

		1,477

Consumer Discretionary—3.5%
*Kohl’s Corporation	12,550	502
Omnicom Group Inc.	12,995	583

		1,085

Total Common Stock—95.6% (cost $27,422)		29,630

Investment in Affiliate
William Blair Ready Reserves Fund	337,591	338

Total Investment in Affiliate—1.1% (cost $338)		338

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$220	220
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	220	220

Total Short-Term Investments—1.4% (cost $440)		440

Repurchase Agreement
State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $393, collateralized by FNMA Note, 4.120%, due 5/6/13	$393	393

Total Repurchase Agreement—1.3% (cost $393)		393

Total Investments—99.4% (cost $28,593)		30,801
Cash and other assets, less liabilities—0.6%		190

Net assets—100.0%		$30,991

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2008

Michael P. Balkin

Karl W. Brewer

Colin J. Williams

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2008? How did the Fund’s performance compare to its benchmark?

The William Blair Small Cap Growth Fund decreased (16.35)% on a total return basis (Class N shares) during the first six months of 2008. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, declined (8.93)% for the same period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The first half of 2008 was characterized by economic and financial system uncertainties that translated into elevated levels of stock market volatility. The market turned in one of its worst quarterly performances in decades during the first quarter as weakening data sparked more tangible recessionary concerns. Stocks digested data on continued housing market weakness, rising mortgage defaults, and fresh signs of the lingering credit crisis. In response, the Federal Reserve (the “Fed”) acted more aggressively in its interest rate easing campaign, and also introduced several credit-enhancement tools aimed at relieving the stresses in the short-term liquidity markets. In mid-March, the Fed backed JP Morgan Chase in its buyout of Bear Stearns, sending a signal to the market that it was unwilling to risk a major disruption to the financial system. This sent stocks on a two-month relief rally through mid-May; however, the rally was short-lived as inflationary fears intensified due to rising food prices and record-high energy prices. This was compounded by further debate about the strength of certain major financial institutions, which took its toll on investor confidence as well. In the end, the Russell 2000® Growth Index returned (8.93)% for the period. This was ahead of the Russell 2000® Value Index (9.84)% from a style perspective. Looking at performance by market cap through the Russell Growth Indexes, small caps (8.93)% finished ahead of large caps (9.06)% but trailed mid caps (6.81)% as measured by the Russell Indexes.

Energy was a key driver of the market for the first six months of the year. It was the only sector in the Russell 2000® Growth Index to finish in positive territory during that time period, and it did so with an impressive 46.27% return. The Industrials sector finished slightly in negative territory (1.47)%, but was the second best performing sector. On the other hand, with the challenging consumer environment, the Consumer Discretionary sector trailed all but one other sector, returning (18.44)%. The other typically growth-oriented sectors of Information Technology (16.13)% and Health Care (16.40)% turned in disappointing results as well. The small cap Financials sector underperformed the broader small cap market but beat many of the other sectors with a (12.48)% return.

The Small Cap Growth Fund underperformed its benchmark during the first half of the year with the vast majority of the underperformance coming in the second quarter. Stock selection in certain sectors detracted from relative performance and we will discuss some of those disappointing stocks below. There were also style factors that affected performance. We discussed in our 2007 review certain market dynamics that were prevalent after the onset of the credit crisis last August. Unfortunately, many of these dynamics continued into 2008, but from a historical perspective, we believe they are at unsustainable levels. First, the market has been narrowly focused on momentum-based stocks. Through the first six months of 2008, the

June 30, 2008	William Blair Funds 19

highest quintile of momentum stocks returned 6%, while the quintile of stocks with the least amount of momentum finished (30)%. Given our investment discipline, this has been a meaningful detractor from relative performance. Second, another unsustainable dynamic in the current market is the lack of valuation sensitivity. Our valuation sensitivity, which should benefit the Fund over time, hurt performance in the first half of 2008, continuing the trend that began in 2007. Finally, the Fund’s bias of owning smaller, less-discovered companies was a sizable headwind, especially in the second quarter. For the six month period in total, the largest quintile of companies in the Russell 2000® Growth Index finished down (1.79)% while the smallest quintile of companies finished down (16.13)%. Since the Fund owns less of the largest quintile and more of the smallest quintile relative to the benchmark, this was meaningful. As we have said in the past, we do not expect these market dynamics to continue in perpetuity. The past tells us that the lack of valuation sensitivity and abundance of momentum in the market right now is unsustainable, but they are unfortunately driving material underperformance in the meantime.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the quarter were Euronet Worldwide, Inc. and VistaPrint Limited.

Euronet is an information technology company that processes electronic financial transactions. The company’s money transfer business, primarily the United States to Mexico corridor, has slowed for a variety of reasons and has been the main driver of the stock’s weak performance. However, we feel Euronet is uniquely positioned to use its existing relationships around the world to drive growth in its ATM network business, its money transfer business in a variety of corridors (including eastern Europe), and its pre-paid card business.

VistaPrint provides graphic design and printing services to small business and home office customers around the globe via the internet. The company’s products include business cards, brochures, invitations, letterheads, and many others. Weakening small business confidence and investors fear of a prolonged slowdown in small business spending weighed on the stock during the second quarter. However, we continue to feel the company has a distinguished business model in the highly fragmented printing industry and should produce solid earnings growth over the next several years.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the quarter were Petrohawk Energy and Overhill Farms.

Petrohawk Energy Corporation engages in the acquisition, development and exploration of oil and natural gas in North America. The company’s strategy is one of a geographic focus on high quality and proven natural gas fields, with its two main assets being located on the Fayetteville Shale in Arkansas and the Haynesville Shale in Louisiana. In addition to rising energy prices, there was very encouraging data out during the second quarter regarding the productivity of the Haynesville Shale. The stock reacted favorably given the expectation of increased natural gas production from this asset.

Overhill Farms, Inc. produces custom prepared meals for a variety of customers including Jenny Craig, Panda Restaurant Group, Safeway, and American Airlines. After being one of the biggest detractors from the Fund’s return in the second half of 2007, Overhill Farms was the one of the top contributors to return during the first half of 2008. This strength was driven by a reacceleration in the company’s revenue and earnings growth, with solid earnings reports in both the first and second quarters. The company also turned down an offer by a pair of private equity firms, noting that the offer did not reflect the true value of the company. Given management’s confidence that this implied and the company’s business momentum, the stock turned in a stellar first half of the year.

20 Semi-Annual Report	June 30, 2008

What is your current outlook?

Looking forward, while we are cautious on the outlook for consumer spending broadly, we continue to find new growth ideas across economic sectors, including the consumer sector. As we discussed above, the momentum and valuation dynamics that have been prevalent in the market the last several months seem to be approaching unsustainable levels. If these were to reverse, we believe this should be positive for the Fund’s relative performance. Other positives for the market and economy are attractive stock valuations, lean business inventory levels, and an economy, ex-autos and housing, that has remained quite strong. As always, we do not focus on forecasting economic trends. Rather, we spend our time building the portfolio with companies that possess a differentiated growth outlook which should translate into superior long term investment results.

Is there any other news with respect to the Fund?

As we have previously announced, former co-manager of the Fund, Mike Balkin, returned to William Blair & Company on June 30, 2008, as co-manager of the Small Cap Growth Fund. Colin Williams, at his request, will transition into a senior research analyst role on October 1, 2008, and will cover technology services and business services. Colin will continue as co-manager of Small Cap Growth Fund until September 30, 2008. We also re-opened the Small Cap Growth Fund to new investors as of June 30, 2008.

June 30, 2008	William Blair Funds 21

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	(16.35)%	(24.89)%	(0.47)%	9.25%	12.65%
Small Cap Growth Fund Class I	(16.24)	24.70	(0.19)	9.53	12.92
Russell 2000® Growth Index	(8.93)	(10.83)	6.08	10.37	0.11
Russell 2000® Index	(9.37)	(16.19)	3.79	10.29	5.54
(a)	For the period from December 27, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

22 Semi-Annual Report	June 30, 2008

Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—34.1%
*Cavium Networks, Inc.	198,903	$4,177
CryptoLogic Ltd.†	371,540	5,335
*DG Fastchannel, Inc.	975,411	16,826
*DTS, Inc.	487,117	15,257
*EarthLink, Inc.	1,131,431	9,787
*Euronet Worldwide, Inc.	876,282	14,809
*j2 Global Communications, Inc.	503,547	11,582
Jabil Circuit Inc.	511,590	8,395
*Miva, Inc.	3,794,471	4,022
*Nuance Communications, Inc.	712,471	11,164
*Optimal Group, Inc.†	2,164,208	4,653
*Silicon Laboratories, Inc.	267,968	9,671
*Skillsoft, plc—ADR	1,458,430	13,184
*Sonic Solutions	1,070,258	6,379
*SuccessFactors, Inc.	1,138,623	12,468
Syntel, Inc.	375,868	12,674
*Think Partnership, Inc.	4,626,270	2,036
*Ultimate Software Group, Inc.	379,985	13,539
United Online, Inc.	1,817,199	18,226
*Virtusa Corporation	908,120	9,199
*VistaPrint Limited†	589,274	15,769
*Volterra Semiconductor Corporation	307,000	5,299
*Website Pros, Inc.	1,946,747	16,216
*WNS Holdings Limited—ADR	323,070	5,444

		246,111

Consumer Discretionary—17.3%
*Amerigon Incorporated	673,045	4,785
*Century Casinos, Inc.	859,838	2,820
*Christopher & Banks Corporation	319,995	2,176
*Coinstar, Inc.	346,566	11,336
*Duckwall-ALCO Stores, Inc.	311,738	2,868
*GigaMedia Limited†	918,927	10,963
*Granite City Food & Brewery, Ltd.	1,222,423	2,408
*Jarden Corporation	690,439	12,594
*Jos. A. Bank Clothiers, Inc.	425,722	11,388
*K12 Inc.	339,019	7,265
*Kona Grill, Inc.	747,395	6,301
*Lions Gate Entertainment Corporation†	895,432	9,277
*MDC Partners Inc.†	660,176	4,740
*Motorcar Parts of America, Inc.	678,936	4,983
*Panera Bread Company	158,010	7,309
Phillips-Van Heusen Corporation	187,580	6,869
*Progressive Gaming International Corporation	4,694,144	5,868
Strayer Education, Inc.	54,756	11,448

		125,398

Health Care—14.0%
*Air Methods Corporation	367,884	9,197
Brookdale Senior Living Inc.	386,470	7,869
*Capital Senior Living Corporation	899,846	6,785
*Hanger Orthopedic Group, Inc.	222,400	3,668
*Healthways, Inc.	280,783	8,311
*Integra Lifesciences Holding Corporation	309,572	13,770
*Iris International, Inc.	446,795	6,992
*Kensey Nash Corporation	137,389	4,403
*Providence Service Corporation	366,379	7,734
*Psychiatric Solutions, Inc.	359,674	13,610
*Sangamo Biosciences, Inc.	651,274	6,480

Issuer	Shares	Value

Common Stocks—(continued)
Health Care—(continued)
*SurModics, Inc.	181,437	$8,136
*Trinity Biotech plc—ADR	1,010,654	3,901

		100,856

Energy—10.2%
*Complete Production Services, Inc.	100,897	3,675
*Comstock Resources, Inc.	135,190	11,414
*Concho Resources Inc.	404,373	15,083
*Dril-Quip, Inc.	127,520	8,034
*Oil States International, Inc.	147,130	9,334
*Petrohawk Energy Corporation	227,481	10,535
*TETRA Technologies, Inc.	361,677	8,575
*W-H Energy Services, Inc.	70,850	6,783

		73,433

Financials—6.8%
*Affiliated Managers Group, Inc.	73,400	6,610
*Banctec, Inc.**	1,809,982	6,425
East West Bancorp, Inc.	368,320	2,600
*FirstService Corporation†	486,871	6,938
*Marlin Business Services Corporation	828,099	5,739
National Financial Partners Corporation	372,975	7,392
PrivateBancorp, Inc.	218,920	6,651
*Signature Bank New York	264,310	6,809

		49,164

Industrials—6.4%
*GEO Group, Inc.	413,436	9,302
Heidrick & Struggles International, Inc.	367,163	10,149
*Hudson Highland Group, Inc.	773,763	8,101
*InnerWorkings, Inc.	945,275	11,306
*Knight Transportation, Inc.	394,490	7,219

		46,077

Consumer Staples—3.7%
*Overhill Farms, Inc.	1,684,600	11,708
*Physicians Formula Holdings, Inc.	922,745	8,628
*Smart Balance, Inc.	909,038	6,554

		26,890

Telecommunication Services—1.5%
*Cbeyond, Inc.	675,595	10,823

Total Common Stock—94.0% (Total cost $745,372)		678,752

Exchange-Traded Fund
iShares, Russell 2000® Growth	331,574	25,253

Total Exchange-Traded Fund—3.5% (cost $25,926)		25,253

Investment in Warrants
*Motorcar Parts of America, Inc. 2012, $15.00**	111,575	—
*Think Partnership, Inc., 2011, $2.50**	1,424,000	—
*Think Partnership, Inc., 2001, $3.05**	448,409	—
*Think Partnership, Inc., 2011, $4.00**	224,205	—
*Zila, Inc., 2011, $2.21**	2,271,528	—

Total Investment in Warrants—0.0% (cost $0)		—

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 23

Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	571,511	$572

Total Investment in Affiliate—0.1% (cost $572)		572

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$2,160	2,160
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	3,852	3,852

Total Short-Term Investments—0.8% (cost $6,012)		6,012

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. The holdings represents 0.9% of the Fund’s net assets at June 30, 2008. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by Board of Trustees.

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $100, collateralized by FNMA Note, 4.120% due 5/6/13	$100	$100

Total Repurchase Agreement—0.0% (cost $100)		100

Total Investments—98.4% (cost $777,982)		710,689
Cash and other assets, less liabilities—1.6%		11,444

Net assets—100.0%		$722,133

If a Fund’s portfolio holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2008 with affiliated companies:

	Share Activity				Period Ended June 30, 2008
					(in thousands)
Security Name	Balance 12/31/2007	Purchases	Sales	Balance 6/30/2008	Value	Dividends Included in Income
Cash Systems, Inc.	1,131,365	—	1,131,365	—	$—	—
Century Casinos, Inc.	1,289,233	—	429,395	859,838	2,820	—
DG Fastchannel, Inc	1,046,244	204,250	275,083	975,411	16,826	—
Duckwall-ALCO Stores, Inc.	322,738	—	11,000	311,738	2,868	—
Granite City Food & Brewery, Ltd.	1,247,423	—	25,000	1,222,423	2,408	—
Kona Grill, Inc.	645,829	106,466	4,900	747,395	6,301	—
Marlin Business Services Corp.	579,313	248,786	—	828,099	5,739	—
Miva, Inc.	3,027,199	767,272	—	3,794,471	4,022	—
Motorcar Parts of America, Inc.	706,436	—	27,500	678,936	4,983	—
Optimal Group, Inc.	2,164,208	—	—	2,164,208	4,653	—
Overhill Farms, Inc.	1,903,720	—	219,120	1,684,600	11,708	—
PDF Solutions, Inc.	1,889,930	—	1,889,930	—	—	—
Physicians Formula Holdings, Inc.	1,335,045	—	412,300	922,745	8,628	—
Progressive Gaming International Corporation	5,331,944	—	637,800	4,694,144	5,868	—
Providence Service Corporation	821,414	76,220	531,255	366,379	7,734	—
Think Partnership, Inc.	4,626,270	—	—	4,626,270	2,036	—
Trinity Biotech plc—ADR	1,010,654	—	—	1,010,654	3,901	—
VistaCare Inc.	1,907,915	—	1,907,915	—	—	—
Volterra Semiconductor Corporation	752,727	307,000	752,727	307,000	5,299	—
Website Pros, Inc.	1,922,561	191,486	167,300	1,946,747	16,216	—
Zila, Inc.	7,237,388	—	7,237,388	—	—	—

					$112,010

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2008

Harvey H. Bundy, III

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2008? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a (7.49)% decrease on a total return basis (Class N Shares) for the six month period ending June 30, 2008. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, declined (6.81)% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The first half of 2008 was characterized by economic and financial system uncertainties that translated into elevated levels of stock market volatility. The market turned in one of its worst quarterly performances in decades during the first quarter as weakening data sparked more tangible recessionary concerns. Stocks digested data on continued housing market weakness, rising mortgage defaults, and fresh signs of the lingering credit crisis. In response, the Federal Reserve (the “Fed”) acted more aggressively in its interest rate easing campaign, and also introduced several credit-enhancement tools aimed at relieving the stresses in the short-term liquidity markets. In mid-March, the Fed backed JP Morgan Chase in its buyout of Bear Stearns, sending a signal to the market that it was unwilling to risk a major disruption to the financial system. This sent stocks on a two-month relief rally through mid-May; however, the rally was short-lived as inflationary fears intensified due to rising food prices and record-high energy prices. This was compounded by further debate about the strength of certain major financial institutions, which took its toll on investor confidence as well. In the end, the Russell Midcap® Growth Index returned (6.81)% for the period. This was ahead of the Russell Midcap® Value Index (8.58)% from a style perspective. Looking at performance by market cap through the Russell Growth Indexes, mid cap stocks (6.81)% outperformed both small caps (8.93)% and large caps (9.06)%.

The Energy sector posted a 30% increase over the first six months of the year as measured by the Russell Midcap® Growth Index, as energy prices soared to record highs during the period. However, it was the only sector to finish in positive territory. Of the major economic sectors, Financials and Consumer Discretionary were the leading laggards, down (18.38)% and (17.45)%, respectively. Health Care was also weak with a (14.10)% return, while Information Technology and Industrials also underperformed with (9.88)% and (10.97)% returns, respectively.

There were several offsetting factors affecting the Fund’s performance during the first half of the year, which resulted in a modest underperformance relative to the Russell Midcap® Growth Index. Stock selection in the Health Care sector, primarily driven by one stock, was the leading detractor from relative performance. The consumer space was difficult on the portfolio as well. Although the Fund had some winners within the Consumer Discretionary sector, they were more than offset by a few underperformers. Our two Consumer Staples holdings performed behind their peers as well. However, the Fund’s largest positive contributor to relative return was stock selection within Information Technology, where some unique growth companies performed well in a tough market environment. The Fund’s Energy holdings also outpaced its benchmark peers and were the second largest contributor to relative performance.

June 30, 2008	William Blair Funds 25

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the six month period were Hologic, Inc. and Life Time Fitness, Inc..

Hologic is a leader in the women’s health industry. The company’s products include diagnostic and medical imaging systems for mammography and breast care, as well as osteoporosis assessment. The company’s 2007 acquisition of Cytec has come under scrutiny in the last several months as Cytec’s Novasure business (treatment of heavy menstrual bleeding) has weakened due to a couple reasons. First, the procedure is elective, and second, the company has re-focused its sales efforts from hospitals to more sales directly to physician offices. We feel this is the right strategy in the long run, but it has caused a hiccup in sales trends. However, the company is showing signs of strength in other areas of their business such as digital mammography. We continue to hold the stock as we believe Hologic is well-positioned as the dominant player in its market, and that management will get Novasure back on track and continue the positive business momentum in the digital mammography business.

Life Time Fitness owns and operates a network of large health clubs with a full range of services including athletic facilities, fitness centers, family recreation, and resort/spa offerings. Although the stock has remained relatively stable since March, the stock sold off meaningfully during the first quarter and was a top detractor from performance during the first half of the year. The selloff was due to investors generally growing more pessimistic on the consumer, and even more so due to the company guiding down future earnings expectations. Management noted that the slowing economic environment was negatively impacting new customer enrollment at some of their clubs. Investors feared that enrollment trends would only worsen throughout 2008 as the consumer continues to retrench. While we would agree that there is risk to the macro environment, we believe the stock price more than reflects this, and that our long term thesis that the company will produce strong earnings growth due to its differentiated offering, remains intact.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the six month period were Activision, Inc. and Flir Systems, Inc..

Activision turned in much better-than-expected business results during the first two quarters of the year. The company beat Wall Street analysts’ estimates for revenue and earnings with continued strength in its Guitar Hero and Call of Duty franchises. Investors were also pleased with sizeable market share gains, proving Activision continues to be a leader in the gaming software industry. The company continues to be one of our largest positions in the Fund, but we trimmed our position on the strength.

Flir Systems is a leader in the design, manufacture, and marketing of thermal imaging and stabilized camera systems for use in both military and commercial applications. The company announced strong growth in each of its business segments—Government Systems, Commercial Vision Systems and Thermography. Flir’s backlog of new contracts continues to grow as the demand for its products increases, especially in the Government systems segment. We continue to hold the stock after these positive developments during the period.

What is your current outlook?

Looking forward, despite the market and economic uncertainty, we continue to find new growth ideas across sectors. We have recently initiated positions in companies within the Information Technology, Energy, Industrials, Consumer Discretionary and Health Care sectors. Investors continue to grapple with the outlook for the economy amid continuing

26 Semi-Annual Report	June 30, 2008

deterioration in the housing market, food and energy price inflation, and weakening growth in overseas economies. One of the biggest sources of fear that will take awhile to unfold is the dilemma facing the Federal Reserve. If inflationary pressures force the Fed to raise interest rates, this could exacerbate an already difficult economic picture. On the other hand, a slowdown in the economy, especially a global slowdown, could provide an inherent mitigating effect on inflation. We have already seen deteriorating demand for gas in the US and abroad in response to rapidly increasing oil prices. Other offsetting positives for the market and economy are attractive stock valuations, lean business inventory levels, underleveraged balance sheets, and an economy ex-autos and housing that has remained solid. Despite high uncertainty, we focus not on forecasting economic trends, but rather view this as a time of opportunity to invest in companies that possess a differentiated growth outlook. In the end, this should translate into superior long-term investment results.

June 30, 2008	William Blair Funds 27

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 year	Since Inception(a)
Mid Cap Growth Fund Class N	(7.49)%	(6.09)%	4.38%
Mid Cap Growth Fund Class I	(7.36)	(5.89)	4.69
Russell Midcap® Growth Index	(6.81)	(6.42)	3.35
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Mid Cap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

28 Semi-Annual Report	June 30, 2008

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.0%
*Activision, Inc.	47,405	$1,615
*Alliance Data Systems Corporation	18,110	1,024
*Autodesk, Inc.	30,950	1,047
*Citrix Systems, Inc.	21,510	633
*Cognizant Technology Solutions c	31,030	1,009
*Dolby Laboratories, Inc., Class “A”	16,250	655
*F5 Networks, Inc.	14,418	410
FactSet Research Systems Inc.	6,500	366
*Flir Systems, Inc.	39,370	1,597
*Iron Mountain, Inc.	29,837	792
*Netapp, Inc.	16,266	352
*Nuance Communications, Inc.	56,730	889
Paychex, Inc.	16,315	510
*Silicon Laboratories, Inc.	30,940	1,117
*Trimble Navigation Limited	19,890	710
*Verisign, Inc.	24,610	930

		13,656

Energy—17.1%
*FMC Technologies, Inc.	6,900	530
*Forest Oil Corporation	25,950	1,933
Helmerich & Payne	7,900	569
*IHS, Inc	10,060	700
*Petrohawk Energy Corporation	5,500	255
Smith International, Inc.	26,720	2,222
*Southwestern Energy Company	21,650	1,031
*Ultra Petroleum Corp.†	14,685	1,442

		8,682

Health Care—15.6%
C.R. Bard, Inc.	9,775	860
Brookdale Senior Living Inc.	29,800	607
*Healthways, Inc.	15,785	467
*Hologic, Inc.	55,280	1,205
*IDEXX Laboratories, Inc.	24,190	1,179
*Illumina, Inc.	6,900	601
*Intuitive Surgical, Inc.	1,740	469
*Myriad Genetics, Inc.	5,560	253
Pharmaceutical Product Development, Inc.	29,035	1,246
*Qiagen N.V.†	25,700	517
*St. Jude Medical, Inc.	12,340	504

		7,908

Industrials—15.3%
C. H. Robinson Worldwide, Inc.	8,405	461
Expeditors International of Washington Inc.	12,490	537
Fastenal Company	36,665	1,582
J.B. Hunt Transport Services, Inc.	15,490	516
Precision Castparts Corp.	10,860	1,047
Rockwell Automation, Inc.	11,550	505
Rockwell Collins, Inc.	18,225	874
Roper Industries, Inc.	12,350	814
*Stericycle, Inc.	22,750	1,176
*SunPower Corp., Class “A”	3,120	225

		7,737

*Non-income producing securities

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—9.8%
*Chipotle Mexican Grill , Class “B”	11,510	$867
DeVry Inc.	9,200	493
*GameStop Corp.	22,360	903
*Life Time Fitness, Inc.	40,660	1,202
Strayer Education, Inc.	4,390	918
*Under Armour, Inc.	23,200	595

		4,978

Materials—4.2%
Airgas, Inc.	12,070	705
Ecolab, Inc.	33,340	1,433

		2,138

Financials—3.3%
*Affiliated Managers Group, Inc.	10,235	922
*Philadelphia Consolidated Holding Corp.	22,470	763

		1,685

Consumer Staples—2.0%
*Hansen Natural Corporation	20,740	598
Whole Foods Market, Inc.	16,720	396

		994

Total Common Stock—94.3% (cost $46,556)		47,778

Investment in Affiliate
William Blair Ready Reserves Fund	513,993	514

Total Investment In Affiliate—1.0.% (cost $514)		514

Short-Term Investment
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	$1,600	1,600

Total Short-Term Investment—3.2% (cost $1,600)		1,600

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $ 673, collateralized by FNMA Note, 4.120%, due 5/6/13	$673	673

Total Repurchase Agreement—1.3% (cost $673)		673

Total Investments—99.8% (cost $49,343)		50,565
Cash and other assets, less liabilities —0.2%		85

Net Assets—100.0%		$50,650

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 29

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first six months of 2008? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund decreased (12.37)% on a total return basis (Class N Shares) for the six month period ending June 30, 2008. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, declined (7.86)% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The first half of 2008 was characterized by economic and financial system uncertainties that translated into elevated levels of stock market volatility. The market turned in one of its worst quarterly performances in decades during the first quarter as weakening data sparked more tangible recessionary concerns. Stocks digested data on continued housing market weakness, rising mortgage defaults, and fresh signs of the lingering credit crisis. In response, the Federal Reserve (the “Fed”) acted more aggressively in its interest rate easing campaign, and also introduced several credit-enhancement tools aimed at relieving the stresses in the short-term liquidity markets. In mid-March, the Fed backed JP Morgan Chase in its buyout of Bear Stearns, sending a signal to the market that it was unwilling to risk a major disruption to the financial system. This sent stocks on a two-month relief rally through mid-May; however, the rally was short-lived as inflationary fears intensified due to rising food prices and record-high energy prices. This was compounded by further debate about the strength of certain major financial institutions, which took its toll on investor confidence as well. In the end, the Russell 2500™ Growth Index declined (7.86)% for the period. This was ahead of the Russell 2500™ Value Index (8.37)% from a style perspective. Looking at performance by market cap through the Russell Growth Indexes, small-mid caps (7.86)% finished ahead of large caps (9.06)%.

The Energy sector dominated the stock market for the first six months of the year, as it was the only major sector in the Russell 2500™ Growth Index to finish in positive territory up 37.76%. The Industrials narrowly outpaced the broader small-mid cap growth market with a (6.70)% return. The consumer woes took their toll on the Consumer Discretionary sector as it turned in the worst sector performance, (18.28)%. Financials declined (15.59)%, while the typical growth sectors, Information Technology and Health Care posted returns of (11.60)% and (12.58)%, respectively.

The Small-Mid Cap Growth Fund trailed the benchmark during the six month period. From a style perspective, our overweight to companies with higher expected growth rates detracted from performance in the first half of the year as these stocks underperformed their slower growth peers within the growth benchmark, especially during the first quarter. Looking across sectors, the Industrials sector was the main area of relative weakness where a few of the Fund’s business service stocks underperformed their peers in the Russell 2500™ Growth Index. Health Care stock selection, primarily due to one stock, and Financials stock selection pulled down relative performance as well. On the other hand, our underweight and positive stock selection in the Consumer Discretionary sector was the largest positive contributor to relative performance.

What were among the weakest performing investments for the Fund?

Two of the worst performing stocks during the six month period were Euronet Worldwide, Inc. and Healthways, Inc.

30 Semi-Annual Report	June 30, 2008

Euronet is an information technology company that processes electronic financial transactions. The company’s money transfer business, primarily the United States to Mexico corridor, has slowed for a variety of reasons and has been the main driver of the stock’s weak performance. However, we feel Euronet is well-positioned to use its existing relationships around the world to drive growth in its ATM network business, its money transfer business in a variety of corridors (including eastern Europe), and its pre-paid card business.

Healthways is a healthcare services firm that provides disease management solutions. The company’s services are implemented by managed care companies, governments, employers and hospitals in order to reduce both short-term and long-term health care costs within their patient populations. The stock has performed poorly this year due to a reduction in management’s 2008 earnings outlook for the company. This was attributable to internal issues on their website, a customer cancellation, and a contract delay by another customer which have each weighed on the business. However, we continue to feel the cost-reduction nature of their services, a focus in today’s environment of escalating healthcare costs, will be the driver of continued customer demand over the long term.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the six month period were Strayer Education, Inc. and Fastenal Company.

Strayer Education is a post-secondary education company which offers Associate’s, Bachelor’s and Master’s degrees to working adults through campus-based and online settings. The stock performed well during the first half of the year as the company continues to report solid earnings growth and has guided future earnings expectations higher. Much of this strength in the business was a result of better than expected student enrollment trends, as well as a faster pace of new campus openings and the productivity of those campuses. We continue to own the stock but trimmed our position on the strength.

Fastenal is a distributor of various industrial supplies. The stock has been a large position for the Fund and a top contributor over the first six months of the year. Fastenal is bucking the trend in the face of a U.S. economic slowdown as it has turned in strong revenue and earnings results in both the first and second quarter. This is primarily due to management’s internal initiative, “Pathway to Profit”, to increase operating margins and return on invested capital by slowing new store growth in order to focus on building out the sales force at existing stores. We maintained our position as this growth initiative remains on track.

What is your current outlook?

Looking forward, despite the market and economic uncertainty, we continue to find new growth ideas across sectors. We have recently initiated positions in companies within the Information Technology, Energy, Industrials, Consumer Discretionary and Health Care sectors. Investors continue to grapple with the outlook for the economy amid continuing deterioration in the housing market, food and energy price inflation, and weakening growth in overseas economies. One of the biggest sources of fear that will take awhile to unfold is the dilemma facing the Federal Reserve. If inflationary pressures force the Fed to raise interest rates, this could exacerbate an already difficult economic picture. On the other hand, a slowdown in the economy, especially a global slowdown, could provide an inherent mitigating effect on inflation. We have already seen deteriorating demand for gas in the U.S. and abroad in response to rapidly increasing oil prices. Other offsetting positives for the market and economy are attractive stock valuations, lean business inventory levels, underleveraged balance sheets, and an economy ex-autos and housing that has remained quite strong. Despite high uncertainty, we focus not on forecasting economic trends, but rather view this as a time of opportunity to invest in companies that possess a differentiated growth outlook. In the end, this should translate into superior long-term investment results.

June 30, 2008	William Blair Funds 31

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	(12.37)%	(13.09)%	6.32%	6.84%
Small-Mid Cap Growth Fund Class I	(12.24)	(12.90)	6.57	7.09
Russell 2500™ Growth Index	(7.86)	(9.20)	7.40	7.69
(a)	For the period from December 29, 2003 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

32 Semi-Annual Report	June 30, 2008

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—26.8%
*Activision, Inc.	62,569	$2,132
*Alliance Data Systems Corporation	48,425	2,738
*Citrix Systems, Inc.	39,010	1,147
*Cognizant Technology Solutions Corporation	63,685	2,070
*Cybersource Corporation	50,730	849
*Dolby Laboratories, Inc., Class “A”	34,020	1,371
*Euronet Worldwide, Inc.	131,273	2,217
FactSet Research Systems Inc.	19,675	1,109
*Flir Systems, Inc.	43,100	1,749
*Iron Mountain, Inc.	91,771	2,437
*j2 Global Communications, Inc.	52,695	1,212
*Nuance Communications, Inc.	157,500	2,468
*Silicon Laboratories, Inc.	42,080	1,519
*Trimble Navigation Limited	38,365	1,370
*Ultimate Software Group, Inc.	61,335	2,185
United Online, Inc.	187,830	1,884
*Verisign Inc.	50,095	1,894
*VistaPrint Limited†	104,045	2,784

		33,135

Health Care—19.1%
*Allscripts Healthcare Solutions, Inc.	123,485	1,532
C.R. Bard, Inc.	17,190	1,512
Brookdale Senior Living Inc	79,220	1,613
*Healthways, Inc.	33,085	979
*Hologic, Inc.	124,720	2,719
*IDEXX Laboratories, Inc.	35,575	1,734
*Illumina, Inc.	17,010	1,482
*Integra Lifesciences Holding Corporation	44,040	1,959
*Intuitive Surgical, Inc.	4,475	1,205
*Myriad Genetics, Inc.	13,660	622
Pharmaceutical Product Development, Inc.	75,495	3,239
*Psychiatric Solutions, Inc.	41,105	1,555
*Qiagen N.V.†	69,325	1,396
*SurModics, Inc.	45,915	2,059

		23,606

Industrials—18.1%
*Allegiant Travel Company	91,425	1,700
C. H. Robinson Worldwide, Inc.	20,900	1,146
*Corrections Corporation of America	130,345	3,581
*Evergreen Solar, Inc.	35,530	344
Expeditors International of Washington Inc.	25,880	1,113
Fastenal Company	79,560	3,434
Heidrick & Struggles International, Inc.	76,500	2,114
J.B. Hunt Transport Services, Inc.	38,525	1,282
*InnerWorkings, Inc.	157,790	1,887
Rockwell Collins, Inc.	50,920	2,442
Roper Industries, Inc.	20,385	1,343
*Stericycle, Inc.	37,360	1,932

		22,318

Energy—14.1%
*Concho Resources Inc.	32,500	1,212
*Forest Oil Corporation	18,375	1,369
Helmerich & Payne	19,500	1,404
*IHS Inc	28,875	2,010
*Oceaneering International, Inc.	16,700	1,287
*Petrohawk Energy Corporation	24,760	1,147

*Non-income producing securities

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—(continued)
Smith International, Inc.	36,400	$3,026
*Southwestern Energy Company	44,590	2,123
*TETRA Technologies, Inc.	47,360	1,123
*Ultra Petroleum Corp.†	27,275	2,678

		17,379

Consumer Discretionary—11.3%
*Capella Education Company	21,695	1,294
*Chipotle Mexican Grill , Class “B”	22,305	1,681
*Coinstar, Inc.	61,333	2,006
DeVry Inc.	26,975	1,446
*GameStop Corp.	32,295	1,305
*K12 Inc.	58,980	1,264
*Life Time Fitness, Inc.	66,560	1,967
Strayer Education, Inc.	8,440	1,764
*Under Armour, Inc.	49,320	1,265

		13,992

Materials—4.6%
Airgas, Inc.	46,295	2,703
Ecolab Inc.	69,805	3,001

		5,704

Financials—3.2%
*Affiliated Managers Group, Inc.	25,610	2,307
*Philadelphia Consolidated Holding Corp.	48,930	1,662

		3,969

Consumer Staples—1.3%
*Hansen Natural Corporation	29,075	838
Whole Foods Market, Inc.	33,275	788

		1,626

Total Common Stock—98.5% (cost $117,991)		121,729

Investment in Affiliate
William Blair Ready Reserves Fund	22,143	22

Total Investment In Affiliate—0.0% (cost $22)		22

Short-Term Investment
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	$1,500	1,500

Total Short-Term Investment—1.2% (cost $1,500)		1,500

Repurchase Agreement
State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $381, collateralized by FNMA Note, 4.120%, due 5/6/13	$381	381

Total Repurchase Agreement—0.3% (cost $381)		381

Total Investments—100.0% (cost $119,893)		123,632
Liabilities, plus cash and other assets—(0.0)%		(102)

Net Assets—100.0%		$123,530

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 33

GLOBAL MARKETS OVERVIEW

The first half of 2008 was marked by volatile and negative global equity markets, as concern increased about the prospects for a U.S. and global recession, the financial crisis expanded in developed markets and energy and commodity prices increased, raising the specter of inflation. While global equity markets appeared to stabilize in April and May following the rescue of Bear Stearns and the U.S. Federal Reserve Bank intervention in late March, they fell over 8% in June alone, due to continued concerns about persistently high energy and commodity prices and their impact on the already weakened developed markets consumer, the prospects for increased inflationary pressures globally, and continued losses within the financial industry. Given this backdrop, global equity markets were down (1.49)% during the second quarter and (10.62)% year to date.

All broad equity markets were negative during the second quarter, as the EAFE Index fell (2.43)%, Emerging Markets declined (1.58)%, the U.S. fell (1.60)% and developed non-US small cap was down (3.57)%. Despite broad based negative results, Latin America, Emerging Markets Europe, Mid-East and Africa (EMEA), Developed Asia and Canada all were in positive territory. Year to date, the best performing regions included Latin America and Canada, which were up 8.58% and 3.06%, respectively, while Emerging Asia led the decline, falling (22.29)%, followed by Europe ex-UK and Pacific ex-Japan, which were down (12.75)% and (12.19)%, respectively.

There was wide dispersion amongst sector returns during the second quarter, as energy and commodity-related sectors performed well, up 19.29% and 7.96%, respectively as did the more defensive-oriented Utilities sector, which returned 3.55%. Leading the worst performing sectors was Financials, which fell (11.66)%, followed by a (8.40)% Consumer Discretionary return. As a result, year to date Financials and Consumer Discretionary were down (22.14)% and (17.09)%, respectively, while Energy and Materials were up 8.99% and 5.06%, respectively.

Outlook

As uncertainty in the financial sector has deepened, the relentless rise in energy prices has delivered a shock to financial market confidence because it may exacerbate the global slowdown, raise inflation risk, and at the same time reduce the ability of conventional policies to treat economic weakness. There is evidence of intensifying weakness in consumer and business sentiment throughout developed economies. Businesses are reporting increased input cost and margin pressure as they struggle to pass on more and more pricing through the goods and services chain. Both alternatives have negative consequences. Official figures are showing rising inflation even as critics complain that government statistical agencies are understating price pressure.

Equity market psychology is beset by fears about growth, margin pressure, and (particularly in emerging markets) interest rates. At the same time, the Financial sector crisis in the U.S. and Europe shows no signs of abating. Even the market’s leadership sectors, Energy and Materials, are beginning to reflect diminishing confidence over the sustainability of price-driven growth. If it’s not a worst-case scenario, it’s at least an unnerving sequence of events.

In the near term, it could get worse. Several other candidates for ‘event risk’ are plausible: hostilities over the Iranian nuclear program, a major U.S. or European regional bank failure, or a significant non-financial bankruptcy in the U.S.. Any of these events could further impact growth prospects in the G7 economies, particularly the U.S. At the same time, investors continue to fear that commodity prices are insensitive to the global growth outlook—in other words, uncontrollable.

34 Semi-Annual Report	June 30, 2008

On the other hand, two possibilities hold the key to breaking the slide in market expectations: a commodity price correction or signs of stabilization in the U.S. housing market.

Emerging market economies may hold the key to expectations of change in the inflation outlook. Patterns of growth in infrastructure and resource investment in emerging markets have led to persistent upward demand pressure in key commodities in the face of a developed market slowdown. Power shortages and transport bottlenecks have magnified the impact of commodity shortages worldwide, but particularly in China. If the Chinese economy slows markedly in the next several months—or if China’s import intensity of oil and bulk commodities diminishes for logistic reasons—a commodity correction could lower the level of inflation anxiety around the world.

An alternative recovery scenario could come from the emergence of a more stable outlook in the U.S. housing market. If and as U.S. home prices create a level of affordability that stimulates demand, we will have set the stage for a recovery in confidence in the real estate market that could in turn start to build a base of confidence in the U.S. equity market as a whole.

Whenever and in whatever form it may appear, any positive change in market expectations will be set against a solidly risk-averse attitude and attractive valuations, with global equities having fallen from 16.3x forward earnings at last year’s market peak to a current multiple of 12.7x. Comparisons between equity free cash flow yields and bond yields suggest a similar conclusion. In addition, developed market bonds have outperformed stocks over an extended period of time, an anomaly that in the past has suggested strong equity returns ahead.

Recent headlines have highlighted 20% market declines as establishing ‘bear market’ trends around the globe. However it’s worth keeping in mind that bear markets don’t begin after 20% declines; they begin before 20% declines. We are probably not ready to see the market resolve the tension between negative momentum and positive valuation yet, but open-ended extrapolation of both recession and inflation is only sustainable on a temporary basis.

June 30, 2008	William Blair Funds 35

W. George Greig

Ken McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund invests in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 34 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Global Growth Fund posted a (7.79)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World IMI Index (net) declined (10.62)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the MSCI ACWI IMI (net) and MSCI ACWI (gross) Indexes during both the second quarter and year to date. Strong stock selection across most sectors and developed regions bolstered absolute and relative results during the second quarter and drove year to date relative outperformance. Year to date, the Fund’s Consumer Staples and Materials stock selection significantly outpaced the Index, led by agricultural-related stocks. Energy, Information Technology, and Industrials stock selection also added value year to date, as the Fund’s focus on energy services, alternative energy and commodity trading companies, and U.K. and U.S. Information Technology stock selection was positive. In addition, the Fund’s underweighting in Consumer Discretionary and Financials was additive, as was its emerging markets positioning.

What is your current strategy? How is the Fund positioned?

Since year end, we increased the Fund’s weightings in Energy, Health Care, Industrials and Materials and decreased exposure in Consumer, Financials and Utilities. As a result, the Fund ended June significantly underweighted in Financials and Consumer and overweighted in Industrial, Health Care and Information Technology. In particular, the Fund’s Financials focus remained in alternative and traditional asset management and particularly in companies outside the U.S. Within Industrials, the Fund remains focused in companies geared towards infrastructure development/refurbishment, agriculture production, energy/mining services and trading companies. Regionally, the most significant adjustments were an increase in the U.S., Japan and Emerging Markets Europe, Mid-East and Africa (EMEA) and a decrease in Developed Asia and Europe.

36 Semi-Annual Report	June 30, 2008

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	Since Inception(a)
Global Growth Fund Class N	(7.79)%	(8.80)%
Global Growth Fund Class I	(7.67)	(8.45)
MSCI ACWI IMI (net)	(10.62)	(14.59)
MSCI ACWI (gross)	(10.41)	(14.08)
(a)	For the period from October 15, 2007 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Index (gross) is an index that is designed to measure equity performance in the global market.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net) represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 37

Global Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—38.7%
United States—34.9%
*Adobe Systems Incorporated (Software)	21,900	$863
*Apple Inc. (Computers & peripherals)	4,600	770
Avon Products, Inc. (Personal products)	14,600	526
BorgWarner, Inc. (Auto components)	10,800	479
*Celgene Corporation (Biotechnology)	13,200	843
*Cognizant Technology Solutions Corporation, Class “A” (IT services)	18,100	588
Corning Incorporated (Communications equipment)	22,800	526
Danaher Corporation (Machinery)	10,100	781
Deere & Company (Machinery)	16,100	1,161
*Electronic Arts Inc. (Software)	11,900	529
EOG Resources, Inc. (Oil, gas & consumable fuels)	7,700	1,010
*Express Scripts, Inc. (Health care providers & services)	10,100	633
FactSet Research Systems Inc. (Software)	8,400	473
*Gilead Sciences, Inc. (Biotechnology)	16,900	895
The Goldman Sachs Group, Inc. (Capital markets)	4,600	805
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	7,700	375
*IHS Inc. (Energy equipment & services)	8,200	571
*Illumina, Inc. (Life sciences tools & services)	6,600	575
Joy Global, Inc. (Machinery)	9,500	720
L-3 Communications Holdings, Inc. (Aerospace & defense)	5,600	509
Monsanto Company (Chemicals)	6,500	822
Praxair, Inc. (Chemicals)	9,100	858
Precision Castparts Corp. (Aerospace & defense)	4,100	395
Roper Industries, Inc. (Electrical equipment)	9,300	613
T. Rowe Price Group Inc. (Capital markets)	10,200	576
*Salesforce.com, Ltd. (Software)	9,500	648
Smith International, Inc. (Energy equipment & services)	9,500	790
*Trimble Navigation Limited (Electronic equipment & instruments)	12,400	443

		18,777

Canada—3.8%
Potash Corporation of Saskatchewan, Inc. (Chemicals)	5,900	1,349
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	17,500	679

		2,028

Europe—19.8%
Austria—0.6%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	2,800	300

Denmark—3.5%
Novo Nordisk A/S (Pharmaceuticals)	16,625	1,094
*Vestas Wind Systems A/S (Electrical equipment)	6,200	807

		1,901

Finland—0.5%
Outotec OYJ (Construction & engineering)	4,400	279

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
France—3.8%
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	7,990	$533
Eurazeo (Diversified financial services)	4,200	447
*Orpea (Health care providers & services)	4,700	232
Veolia Environnement (Multi-utilities)	14,648	818

		2,030

Germany—2.8%
Beiersdorf AG (Personal products)	8,900	653
*Q-Cells AG (Electrical equipment)	6,200	628
*Wire Card AG (IT services)	15,979	205

		1,486

Ireland—1.1%
*ICON plc—ADR (Life sciences tools & services)	7,800	589

Luxembourg—2.6%
ArcelorMittal (Metals & mining)	8,800	865
Millicom International Cellular S.A. (Wireless telecommunication services)	4,900	507

		1,372

Spain—1.3%
*Iberdrola Renovables S.A. (Independent power producers & energy traders)	44,100	340
Tecnicas Reunidas S.A. (Construction & engineering)	4,400	368

		708

Switzerland—3.6%
*ABB Ltd. (Electrical equipment)	46,014	1,302
Kuehne & Nagel International AG (Marine)	3,847	364
Partners Group Global Opportunities, Ltd. (Capital markets)	2,100	289

		1,955

United Kingdom—12.6%
*Autonomy Corporation plc (Software)	29,300	525
BG Group plc (Oil, gas & consumable fuels)	62,700	1,629
BlueBay Asset Management plc (Capital markets)	17,100	76
Capita Group plc (Commercial services & supplies)	51,500	703
Man Group plc (Capital markets)	75,179	929
Reckitt Benckiser plc (Household products)	12,000	606
Rotork plc (Electronic equipment & instruments)	15,500	337
VT Group plc (Aerospace & defense)	45,280	569
*Wellstream Holdings plc (Energy equipment & services)	21,750	562
Xstrata plc (Metals & mining)	10,478	835

		6,771

Japan—6.6%
Aeon Mall Co., Ltd. (Real estate management & development)	26,500	784
Komatsu Ltd. (Machinery)	29,400	821
Mitsui & Co., Ltd. (Trading companies & distributors)	40,000	883
Nintendo Co., Ltd. (Software)	1,900	1,077

		3,565

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2008

Global Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Asia—6.0%
Australia—2.6%
Macquarie Bank, Ltd. (Capital markets)	9,735	$453
QBE Insurance Group Limited (Insurance)	18,500	398
WorleyParsons, Ltd. (Energy equipment & services)	14,648	531

		1,382

Hong Kong—1.2%
Esprit Holdings Ltd. (Specialty retail)	62,700	653

Singapore—2.2%
Capitaland, Ltd. (Real estate management & development)	157,000	660
Wilmar International Ltd. (Food products)	142,700	530

Emerging Europe, Mid-East, Africa—5.6%
Egypt—1.8%
El Ezz Steel Rebars SAE (Metals & mining)	16,200	245
Orascom Construction Industries (Construction & engineering)	6,806	463
*Orascom Development Holding AG (Hotels, restaurants, & leisure)	2,300	268

		976

Israel—1.2%
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	13,500	618

South Africa—1.0%
MTN Group, Ltd. (Wireless telecommunication services)	34,918	553

United Arab Emirates—1.6%
DP World Ltd. (Marine)	979,000	842

		1,190

* Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Emerging Latin America—4.1%
Brazil—4.1%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	31,200	$523
Bovespa Holding S.A. (Diversified financial services)	52,800	655
Redecard S.A. (IT services)	21,600	418
SLC Agricola S.A. (Food products)	31,000	619

		2,215

Emerging Asia—1.7%
India—1.7%
Housing Development Finance Corp. (Thrifts & mortgage finance)	7,694	352
Vedanta Resources plc (Metals & mining)	13,300	574

		926

Total Common Stock—95.1% (cost $52,391)		51,116

Investment in Affiliate
William Blair Ready Reserves Fund	624,407	624

Total Investment in Affiliate—1.2% (cost $624)		624

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333% due 7/1/08	$1,175	1,175

Prudential Funding Demand Note, VRN 2.430% due 7/1/08	1,450	1,450

Total Short-term Investments—4.9% (cost $2,625)		2,625

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $237, collateralized by FNMA, 4.120% due 5/6/13	$237	237

Total Repurchase Agreement—0.4% (cost $237)		237

Total Investments—101.6% (cost $55,877)		54,602
Liabilities, plus cash and other assets—(1.6)%		(836)

Net assets—100.0%		$53,766

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	23.9%
Information Technology	14.5%
Financials	13.1%
Health Care	11.4%
Materials	10.9%
Energy	10.6%
Consumer Staples	5.7%
Telecommunication Services	3.4%
Utilities	3.3%
Consumer Discretionary	3.2%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	44.4%
British Pound Sterling	14.4%
Euro	11.1%
Japanese Yen	7.0%
Swiss Franc	4.3%
Brazilian Real	4.3%
Danish Krone	3.7%
Australian Dollar	2.7%
Singapore Dollar	2.3%
Egyptian Pound	1.4%
Canadian Dollar	1.3%
Hong Kong Dollar	1.3%
South African Rand	1.1%
Indian Rupee	0.7%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 39

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 34 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted an (11.64)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (10.33)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund approximated the MSCI ACWI Ex-U.S. IMI (net) and MSCI ACWI Ex-U.S. (gross) Indices during the second quarter and slightly trailed them year to date. Year to date, strong stock selection in Consumer Staples, Energy, Health Care, Industrials, Information Technology, and Materials augmented results. In particular, the Fund’s agriculture-related holdings and European Consumer Staples holdings performed well as did the Fund’s energy services and U.K. holdings. Within Health Care, the Fund’s stock selection in Europe and Japan was additive, while commodity trading and wind-related alternative energy companies augmented Industrials performance. Information Technology stock selection was strong in the UK and Latin America, while fertilizer and iron ore companies within Materials drove results. Despite strong stock selection across most sectors, however, the Fund’s underweighting in the strongly performing Energy and Materials stocks was the primary detractor from results, only somewhat mitigated by its underweighted Financials and overweighted Health Care positioning. Regionally European stock selection was strong, while Developed Asia stock selection and positioning hampered performance.

What is your current strategy? How is the Fund positioned?

Since year-end, the Fund’s weighting in Japan increased at the expense of Developed Asia Ex-Japan, while Europe Ex-U.K. increased at the expense of U.K. Consumer Discretionary and Information Technology stocks. We significantly decreased the Fund’s exposure in China and India, particularly in the Consumer Discretionary and Financials sectors, due to concerns about an increasing interest rate environment and inflationary pressures on margins, with a portion of these proceeds reinvested in Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America. From a sector perspective, the Fund’s Discretionary and Financials holdings were decreased significantly, while Health Care, Industrials and Materials were increased.

40 Semi-Annual Report	June 30, 2008

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
International Growth Fund Class N	(11.64)%	(6.52)%	15.47%	18.83%	12.93%	—%
International Growth Fund Class I	(11.52)	(6.23)	15.82	19.16	—	11.45	(a)
MSCI AC World Ex-U.S. IMI Index (net)	(10.33)	(7.46)	15.52	19.14	7.65	6.91
MSCI AC World Ex-U.S. Index (gross)	(9.84)	(6.20)	16.16	19.42	7.73	7.30
(a)	For the period from October 1, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net) represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 41

International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.7%
Austria—1.2%
Raiffeisen International Bank (Commercial banks)	561,908	$71,391
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	160,435	17,196

		88,587

Denmark—3.1%
FLSmidth & CO A/S (Construction & engineering)	339,900	37,136
Novo-Nordisk A/S (Pharmaceuticals)	2,110,400	138,929
*Vestas Wind Systems A/S (Electrical equipment)	411,450	53,569

		229,634

Finland—0.7%
Nokian Renkaat OYJ (Auto components)	1,167,950	55,398

France—3.2%
April Group S.A. (Insurance)	374,741	21,878
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	490,167	32,695
*Eurazeo (Diversified financial services)	392,282	41,743
Iliad S.A. (Diversified telecommunication services)	287,850	27,885
Klepierre (Real estate investment trusts)	32,244	1,616
*Orpea (Health care providers & services)	374,624	18,484
Veolia Environnement (Multi-utilities)	1,684,941	94,065

		238,366

Germany—5.6%
Bauer AG (Construction & engineering)	234,700	22,634
Beiersdorf AG (Personal products)	1,045,300	76,741
Colonia Real Estate AG (Real estate management & development)	457,447	5,080
CTS Eventim AG (Media)	456,103	18,292
Deutsche Boerse AG (Diversified financial services)	55,549	6,279
E. ON AG (Electric utilities)	579,400	116,775
*Manz Automation AG (Semiconductors & semiconductor equipment)	45,487	11,771
*Q-Cells AG (Electrical equipment)	545,820	55,292
*Roth & Rau AG (Electronic equipment)	41,239	8,945
Solarworld AG (Electrical equipment)	822,700	39,150
Stada Arzneimittel AG (Pharmaceuticals)	429,900	30,883
*Wire Card AG (IT services)	1,560,400	20,001

		411,843

Greece—1.1%
Coca-Cola Hellenic Bottling S.A. (Beverages)	882,298	24,005
Jumbo S.A. (Leisure equipment & products)	725,600	20,425
National Bank of Greece S.A. (Commercial banks)	855,766	38,515

		82,945

Ireland—0.5%
*ICON plc—ADR (Life sciences tools & services)	304,912	23,027
United Drug plc (Health care providers & services)	2,625,500	14,578

		37,605

Issuer	Shares	Value

Common Stocks—Europe—30.7%—(continued)
Italy—2.7%
Danieli SpA—Officine Meccaniche Danieli & C. (Machinery)	447,372	$16,621
Saipem SpA (Energy equipment & services)	3,573,100	166,998
Trevi Finanziaria SpA (Construction & engineering)	733,000	18,702

		202,321

Luxembourg—2.2%
ArcelorMittal (Metals & mining)	983,800	96,744
Millicom International Cellular S.A. (Wireless telecommunication services)†	669,500	69,293

		166,037

Netherlands—0.7%
*Qiagen NV (Life sciences tools & services)	1,781,700	36,072
*Smartrac NV (Electronic equipment & instruments)	380,532	12,706

		48,778

Norway—0.0%
*Electromagnetic GeoServices AS (Energy equipment & services)	319,350	2,417

Spain—2.7%
Banco Santander S.A. (Commercial banks)	3,597,300	65,629
Grifols S.A. (Biotechnology)	2,252,112	71,730
*Iberdrola Renovables (Independent power producers & energy traders)	3,005,300	23,153
Tecnicas Reunidas S.A. (Construction & engineering)	431,300	36,047

		196,559

Switzerland—7.0%
*ABB Ltd. (Electrical equipment)	6,095,900	172,550
*Actelion Ltd. (Biotechnology)	879,600	46,921
*Barry Callebaut AG (Food products)	21,275	13,798
Burckhardt Compression Holding AG (Machinery)	51,100	15,455
EFG International (Capital markets)	419,063	11,405
Kuehne & Nagel International AG (Marine)	737,840	69,815
*Meyer Burger Technology AG (Machinery)	25,100	7,481
Nestle SA (Food products)	2,996,500	131,411
Partners Group Global Opportunities, Ltd. (Capital markets)	220,656	30,359
*Temenos Group AG (Software)	606,121	18,651

		517,846

United Kingdom—17.0%
Amlin plc (Insurance)	8,487,966	42,153
Ashmore Group plc (Capital markets)	2,404,600	10,305
*Autonomy Corporation plc (Software)	2,364,900	42,392
Aveva Group plc (Software)	508,900	15,543
BG Group plc (Oil, gas & consumable fuels)	5,222,700	135,726
*Blinkx plc (Internet software & services)	8,158,800	2,672
BlueBay Asset Management plc (Capital markets)	1,320,241	5,867
Capita Group plc (Commercial services & supplies)	5,977,219	81,538
Chemring Group plc (Aerospace & defense)	495,400	23,240

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2008

International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—17.0%—(continued)
Detica Group plc (IT services)	2,104,700	$11,046
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	3,091,040	11,187
Man Group plc (Capital markets)	4,946,712	61,109
Reckitt Benckiser plc (Household products)	2,168,600	109,532
*Rolls-Royce Group plc (Aerospace & defense)	10,063,803	68,019
Rotork plc (Electronic equipment & instruments)	1,660,564	36,109
Serco Group plc (Commercial services & supplies)	3,294,500	29,235
Tesco plc (Food & staples retailing)	16,788,800	122,799
Tullow Oil plc (Oil, gas & consumable fuels)	3,200,290	60,815
Vodafone Group plc (Wireless telecommunication services)	63,202,864	186,216
VT Group plc (Aerospace & defense)	2,719,300	34,166
The Weir Group plc (Machinery)	1,697,600	31,565
*Wellstream Holdings plc (Energy equipment & services)	1,121,400	28,985
Xstrata plc (Metals & mining)	1,321,800	105,296

		1,255,515

Japan—14.2%
Aeon Mall Co., Ltd. (Real estate management & development)	1,598,100	47,274
Denso Corporation (Auto components)	1,636,700	56,370
FANUC Ltd. (Machinery)	1,224,600	119,763
Jupiter Telecommunications Co., Ltd. (Media)	48,858	37,901
*K.K. DaVinci Advisors (Real estate management & development)	35,406	24,478
Komatsu Ltd. (Machinery)	4,209,000	117,541
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	221,478	5,219
Mitsubishi Corporation (Trading companies & distribution)	3,832,500	126,284
Mitsui & Co., Ltd. (Trading companies & distributors)	6,089,000	134,391
Nintendo Co., Ltd. (Software)	313,800	177,948
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	3,800,000	66,052
Nitori Company Ltd. (Specialty retail)	409,920	21,058
So-net M3, Inc. (Health care technology)	5,458	20,959
Suruga Bank (Commercial banks)	4,478,000	58,303
Toyota Boshoku Corporation (Auto Components)	1,480,800	39,708

		1,053,249

Asia—10.8%
Australia—5.0%
Macquarie Bank, Ltd. (Capital markets)	2,009,297	93,543
QBE Insurance Group Limited (Insurance)	3,569,500	76,748
Woolworths Limited (Food & staples retailing)	5,564,300	130,398
WorleyParsons, Ltd. (Energy equipment & services)	1,870,122	67,761

		368,450

Issuer	Shares	Value

Common Stocks—Asia—10.8%—(continued)
Hong Kong—2.7%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	4,515,400	$34,128
Esprit Holdings Ltd. (Specialty retail)	6,588,800	68,606
Honk Kong Exchanges & Clearing Limited (Diversified financial services)	2,988,600	43,779
Noble Group Limited (Trading companies & distributors)	28,977,240	50,719

		197,232

Singapore—3.1%
Capitaland, Ltd. (Real estate management & development)	23,617,000	99,241
Olam International, Ltd. (Food & staples retailing)	22,761,400	40,602
Raffles Education Corp. Ltd. (Diversified consumer services)	26,162,000	21,756
Wilmar International Ltd. (Food products)	18,080,000	67,182

		228,781

Emerging Latin America—6.5%
Brazil—5.3%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	1,455,000	24,415
Bolsa de Mercadorias & Futuros (Diversified financial services)	673,500	5,777
Bovespa Holding S.A. (Diversified financial services)	3,824,400	47,474
*BR Malls Participacoes S.A. (Real estate management & development)	2,404,500	23,248
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	2,651,300	94,970
Cyrela Brazil Realty S.A. (Household durables)	1,591,600	21,981
*GP Investments Ltd. (Diversified financial services)	1,316,300	15,962
*GVT Holding S.A. (Diversified telecommunication services)	1,300,500	31,638
Localiza Rent a Car S.A. (Road & rail)	106,500	1,176
Lojas Renner S.A. (Multiline retail)	663,400	13,193
*Lupatech S.A. (Machinery)	331,800	12,418
*MMX Mineracao e Metalicos S.A. (Metals & mining)	1,560,900	48,197
Redecard S.A. (IT services)	2,364,300	45,705
Totvs S.A. (Software)	151,400	4,948

		391,102

Chile—0.4%
*Cencosud S.A.—ADR 144A (Specialty retail)	623,430	28,128

Mexico—0.8%
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	493,500	28,909
Banco Compartamos S.A. de C.V. (Consumer finance)	3,864,400	14,464
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	5,186,300	15,082

		58,455

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 43

International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—6.2%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	177,000	$16,024
Egypt—1.4%
Egyptian Financial Group- Hermes Holding (Capital markets)	2,700,000	24,396
El Ezz Steel Rebars SAE (Metals & mining)	923,000	13,970
*ELSewedy Cables Holding Company (Electrical Equipment)	1,002,400	24,919
Orascom Construction Industries (Construction & engineering)	586,400	39,884

		103,169

Georgia—0.1%
Bank of Georgia—GDR (Commercial banks)	337,195	7,755

Israel—0.6%
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	968,500	44,357

Poland—0.4%
*Central European Distribution Corporation—ADR (Beverages)	409,600	30,372

Russia—1.2%
*LSR Group O.J.S.C.—GDR (Real estate management & development)	1,485,600	22,786
Sberbank—CLS (Commercial banks)	9,507,900	29,969
*X5 Retail Group N.V.—GDR (Food & staples retailing)	916,300	30,716
*X5 Retail Group N.V.—GDR 144A (Food & staples retailing)	151,450	5,104

		88,575

South Africa—1.0%
MTN Group, Ltd. (Wireless telecommunication services)	3,792,200	60,027
Wilson Bayly Holmes-Ovcon (Construction & engineering)	854,000	12,028

		72,055

Turkey—0.4%
BIM Birlesik Magazalar AS (Food & staples retailing)	755,100	28,869

United Arab Emirates—0.9%
DP World Ltd. (Marine)†	40,195,900	34,568
Lamprell plc (Energy equipment & services)	2,553,595	29,052

		63,620

Emerging Asia—6.0%
India—3.1%
Asian Paints Limited (Chemicals)	636,200	17,060
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,865,000	31,400
Financial Technologies Ltd. (Software)	396,500	15,554
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	1,217,800	18,029

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.0%—(continued)
India—(continued)
Housing Development Finance Corp. (Thrifts & mortgage finance)	533,000	$24,401
Infosys Technologies Limited (IT services)	1,481,800	60,145
Vedanta Resources plc (Metals & mining)	1,411,373	60,952

		227,541

Indonesia—0.5%
PT Bank Rakyat Indonesia (Commercial banks)	39,389,500	21,882
PT United Tractors Tbk (Machinery)	13,894,500	18,339

		40,221

Malaysia—0.7%
KNM Group Bhd (Energy equipment & services)	9,242,875	17,988
Kuala Lumpur Kepong Bhd (Food products)	5,409,750	29,208
Zelan Bhd (Construction & engineering)	6,469,100	4,108

		51,304

South Korea—1.0%
LG Household & Health Care Ltd. (Household products)	114,010	22,326
MegaStudy Co., Ltd. (Diversified consumer services)	78,100	24,652
*NHN Corp. (Internet software & services)	158,720	27,659

		74,637

Taiwan—0.7%
Hon Hai Precision Industry (Electronic equipment & instrument)	4,695,736	23,092
Mediatek Inc. (Semiconductors & semiconductor equipment)	2,339,022	26,927

		50,019

Canada—5.2%
Canadian Western Bank (Commercial banks)†	851,300	20,663
*FNX Mining Company, Inc. (Metals & mining)	989,100	23,377
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	818,400	21,036
Potash Corporation of Saskatchewan Inc. (Chemicals)	596,000	136,228
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	2,664,500	103,371
Shoppers Drug Mart Corp. (Food & staples retailing)	1,520,700	83,350

		388,025

Total Common Stock—96.6% (cost $6,153,978)		7,145,791

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2008

International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—0.1%
Banco Sofisa S.A. (Commercial banks)	1,650,800	$8,547

Total Preferred Stock—0.1% (cost $10,209)		8,547

Investment in Affiliate
William Blair Ready Reserves Fund	34,618,817	34,619

Total Investment in Affiliate—0.5% (cost $34,619)		34,619

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333% due 7/1/08	$55,668	55,668
Park Ave Receivables Discounted Commercial Paper, 2.730% due 7/1/08	25,000	25,000
Prudential Funding Demand Note, VRN 2.430% due 7/1/08	56,352	56,352
Kitty Hawk Funding Discounted Commercial Paper, 2.850% due 7/3/08	25,000	24,996
Toyota Credit de Puerto Rico Discounted Commercial Paper, 2.12% due 7/3/08	25,000	24,997

Total Short-term Investments—2.5% (cost $187,013)		187,013

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $12,648, collateralized by FH #1K1236	$12,648	$12,648

Total Repurchase Agreement—0.2% (cost $12,648)		12,648

Total Investments—99.9% (cost $6,398,466)		7,388,618
Cash and other assets, less liabilities—0.1%		10,111

Net assets—100.0%		$7,398,729

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.2%
Financials	15.7%
Consumer Staples	13.6%
Information Technology	9.2%
Materials	8.4%
Energy	7.4%
Consumer Discretionary	7.2%
Telecommunication Services	7.1%
Health Care	6.5%
Utilities	3.7%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	20.1%
British Pound Sterling	18.8%
Japanese Yen	14.7%
United States Dollar	8.4%
Swiss Franc	7.2%
Australian Dollar	5.2%
Brazilian Real	4.3%
Singapore Dollar	3.9%
Canadian Dollar	3.5%
Norwegian Krone	3.2%
Indian Rupee	2.3%
Hong Kong Dollar	2.1%
Egyptian Pound	1.4%
South Korean Won	1.1%
South African Rand	1.0%
All other currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 45

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 34 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted an (11.01)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (10.33)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund slightly trailed the MSCI ACWI Ex-U.S. IMI (net) and MSCI ACWI Ex-U.S. (gross) Indices during the second quarter and year to date. Year to date the Fund added significant value in Energy and Materials as well as in most developed markets. Within Energy the Fund’s stock selection in the U.K. added value, as did its energy services holdings overall, while Materials stock selection was bolstered by a focus on fertilizer, iron ore and steel. In addition, the Fund had positive stock selection in Financials, Health Care and Industrials, which was additive to results. From a regional perspective, the Fund’s Japanese holdings outperformed due to strong Financials performance, coupled with the weighting and performance in Information Technology. European stock selection was augmented by the Fund’s weighting and stock selection in European Consumer Staples, Energy, Health Care, and Industrials stocks, in addition to its underweighted Financials allocation. U.K. value added resulted from Information Technology and Energy weightings and stock selection. However, these positives were mitigated by general sector and developed markets allocations, as the Fund’s underweighting in the strong Energy and Materials sectors and overweighting in Industrials and Consumer Staples more than offset positive stock selection.

What is your current strategy? How is the Fund positioned?

Since year-end holdings in Japan, Europe and Emerging Market Europe, Mid-East and Africa (EMEA) were increased at the expense of Developed and Emerging Asia. From a sector perspective, we decreased exposure in Consumer Discretionary and Financials both in developed and emerging markets, as increasing interest rates and inflationary pressures in emerging markets began to hamper margins with proceeds invested in Industrials, Materials and Telecommunication Services.

46 Semi-Annual Report	June 30, 2008

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	Since Inception(a)
International Equity Fund Class N	(11.01)%	(4.34)%	12.99%	12.36%
International Equity Fund Class I	(10.92)	(4.12)	13.27	12.68
MSCI AC World Ex-U.S. Index IMI (net)	(10.33)	(7.46)	15.52	16.80
MSCI AC World Ex-U.S. Index (gross)	(9.84)	(6.20)	16.16	17.22
(a)	For the period from May 24, 2004 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net)represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 47

International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—29.0%
Austria—0.6%
Raiffeisen International Bank (Commercial banks)	20,808	$2,644

France—5.3%
Eurazeo (Diversified financial services)	25,481	2,711
Iliad S.A. (Diversified telecommunication services)	24,458	2,369
Schneider Electric S.A. (Electrical equipment)	59,400	6,390
Millicom International Cellular S.A. (Wireless telecommunication services)†	37,600	3,892
Veolia Environnement (Multi-utilities)	121,708	6,795

		22,157

Denmark—3.5%
FLSmidth & CO A/S (Construction & engineering)	20,100	2,196
Novo-Nordisk A/S (Pharmaceuticals)	131,425	8,652
Vestas Wind Systems A/S (Electrical equipment)	28,800	3,750

		14,598

Germany—4.1%
Beiersdorf AG (Personal products)	73,900	5,425
Deutsche Boerse AG (Diversified financial services)	4,302	486
E. ON AG (Electric utilities)	36,800	7,417
Q-Cells AG (Electrical equipment)	36,400	3,687

		17,015

Greece—1.3%
Coca-Cola Hellenic Bottling S.A. (Beverages)	67,012	1,823
National Bank of Greece S.A. (Commercial banks)	76,657	3,450

		5,273

Italy—2.7%
Saipem SpA (Energy equipment & services)	244,400	11,423

Netherlands—2.1%
ArcelorMittal (Metals & mining)	87,800	8,634

Spain—1.6%
Banco Santander S.A. (Commercial banks)	302,900	5,526
*Iberdrola Renovables (Independent power producers & energy traders)	169,900	1,309

		6,835

Switzerland—8.0%
*ABB Ltd. (Electrical equipment)	510,261	14,443
*Actelion (Biotechnology)	47,900	2,555
EFG International (Capital markets)	27,392	745
Kuehne & Nagel International AG (Marine)	39,966	3,782
Nestle S.A. (Food products)	195,330	8,566
SGS S.A. (Commercial services & supplies)	2,586	3,688

		33,779

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—19.0%
Autonomy Corporation plc (Software)	104,100	$1,866
BG Group plc (Oil, gas & consumable fuels)	476,500	12,383
Capita Group plc (Commercial services & supplies)	395,116	5,390
Man Group plc (Capital markets)	369,253	4,562
NovaTek OAO—GDR (Oil, gas & consumable fuels)	24,200	2,092
Petrofac Limited (Energy equipment & services)	136,600	2,002
Reckitt Benckiser plc (Household products)	196,000	9,900
*Rolls-Royce Group plc (Aerospace & defense)	876,542	5,924
Rotork plc (Electronic equipment & instruments)	80,700	1,755
Tesco plc (Food & staples retailing)	1,185,500	8,671
Tullow Oil plc (Oil, gas & consumable fuels)	288,900	5,490
Vodafone Group plc (Wireless telecommunication services)	4,443,731	13,093
Xstrata plc (Metals & mining)	84,663	6,744

		79,872

Japan—14.0%
Aeon Mall Co., Ltd. (Real estate management & development)	92,700	2,742
FANUC Ltd. (Machinery)	78,500	7,677
Jupiter Telecommunications Co., Ltd. (Media)	3,844	2,982
*K.K. DaVinci Advisors (Real estate management & development)	1,504	1,040
Komatsu Ltd. (Machinery)	308,100	8,604
Mitsubishi Corporation (Trading companies & distributors)	256,500	8,452
Mitsui & Co., Ltd. (Trading companies & distributors)	391,000	8,630
Nintendo Co., Ltd. (Software)	20,900	11,852
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	139,000	2,416
Suruga Bank Ltd. (Commercial banks)	329,000	4,284

		58,679

Asia—9.9%
Australia—3.8%
Macquarie Bank, Ltd. (Capital markets)	135,276	6,298
QBE Insurance Group Limited (Insurance)	193,700	4,165
WorleyParsons, Ltd. (Energy equipment & services)	151,356	5,484

		15,947

Hong Kong—1.9%
Esprit Holdings Ltd. (Specialty retail)	509,700	5,307
Honk Kong Exchanges & Clearing Limited (Diversified financial services)	167,700	2,457

		7,764

Singapore—2.8%
Capitaland, Ltd. (Real estate management & development)	1,546,000	6,496
Wilmar International Ltd. (Food products)	1,395,700	5,186

		11,682

See accompanying Notes to Financial Statements.

48 Semi-Annual Report	June 30, 2008

International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Asia—6.8%
China—0.8%
China Mobile Ltd. (Wireless telecommunication services)	194,500	$2,611
Mindray Medical International Ltd —ADR (Health care equipment & supplies)	6,700	250
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	440,000	639

		3,500

India —3.8%
*Bharti Airtel Ltd. (Wireless telecommunication services)	200,584	3,377
Infosys Technologies Limited (IT services)	111,100	4,509
*Sun Pharmaceutical Industries Limited (Pharmaceuticals)	60,500	1,980
Vedanta Resources plc (Metals & mining)	136,300	5,886

		15,752

Indonesia—0.4%
PT Bank Rakyat Indonesia (Commercial banks)	3,100,000	1,722

Malaysia—0.6%
Kuala Lumpur Kepong Bhd (Food products)	445,300	2,404

South Korea—0.5%
*NHN Corp. (Internet software & services)	12,300	2,143

Taiwan —0.7%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	595,540	2,929

Canada—5.3%
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	41,800	9,554
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	166,800	6,471
Shoppers Drug Mart Corp. (Food & staples retailing)	109,900	6,024

		22,049

Emerging Latin America—4.6%
Brazil—3.6%
Bolsa de Mercadorias & Futuros (Diversified financial services)	33,800	290
Bovespa Holding S.A. (Diversified financial services)	215,300	2,673
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	274,100	9,818
*MMX Mineracao e Metalicos S.A. (Metals & mining)	68,500	2,115

		14,896

Chile—0.4%
*Cencosud S.A. -ADR 144A (Specialty retail)	35,100	1,584

Mexico—0.7%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	747,000	2,961

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—5.5%
Egypt —0.8%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	401,674	$3,629

Israel —1.1%
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	96,000	4,397

South Africa —1.0%
MTN Group, Ltd. (Wireless telecommunication services)	261,424	4,138

Russia—1.8%
*PIK Group—CLS (Real estate development & management)**	52,000	1,404
*PIK Group—Sponsored GDR 144A (Real estate development & management)	64,400	1,739
Sberbank—CLS (Commercial banks)†	559,600	1,764
Vimpel-Communications—ADR (Wireless telecommunication services)	92,700	2,751

		7,658

United Arab Emirates—0.8%
Aldar Properties PJSC (Real estate management & development)	415,200	1,413
DP World Ltd. (Marine)†	2,163,322	1,861

		3,274

Total Common Stock—92.7% (cost $351,169)		389,338

Investment in Affiliate
William Blair Ready Reserves Fund	3,863,193	3,863

Total Investment in Affiliate—0.9% (cost $3,863)		3,863

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$8,000	8,000
Kitty Hawk Funding Discounted Commercial Paper, 2.850% due 7/1/08	5,000	5,000
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	6,000	6,000
Park Ave Receivables Discounted Commercial Paper, 2.730% due 7/3/08	5,000	4,999

Total Short-Term Investments—5.7% (cost $24,000)		23,999

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 49

International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $551, collateralized by FNMA, 4.120% due 5/6/13	$551	$551

Total Repurchase Agreement—0.1% (cost $551)		551

Total Investments—99.4% (cost $379,583)		417,751
Cash and other assets, less liabilities—0.6%		2,409

Net assets—100.0%		$420,160

*Non-income producing securities

† = U.S. Listed Foreign Common Stock

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.33% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.7%
Financials	16.0%
Consumer Staples	13.5%
Materials	11.0%
Energy	10.0%
Telecommunication Services	9.9%
Information Technology	7.1%
Health Care	4.7%
Utilities	4.0%
Consumer Discretionary	2.1%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.5%
Euro	18.0%
Japanese Yen	15.1%
U.S. Dollar	11.3%
Swiss Franc	8.7%
Australian Dollar	4.1%
Danish Krone	3.7%
Canadian Dollar	3.2%
Singapore Dollar	3.0%
Hong Kong Dollar	2.8%
Indian Rupee	2.5%
Brazilian Real	1.3%
South African Rand	1.1%
All other currencies	3.7%

Total	100.0%

See accompanying Notes to Financial Statements.

50 Semi-Annual Report	June 30, 2008

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 34 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a (7.30)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined (12.39)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the MSCI ACWI Ex-U.S. Small Cap (net) and MSCI World Ex-U.S. Small Cap (gross) Indices during the quarter and year to date. Relative results were bolstered by strong stock selection across most sectors. In particular, the Fund’s Consumer Staples, Energy, and Telecommunication Services stocks performed well in both absolute and relative terms. Within Consumer Staples, the Fund’s exposure to agriculture production and beverage wholesaling added value, while Energy stock selection benefited from investments in energy equipment and services companies. Within Telecommunication Services, the Fund benefited from strong results within Latin American holdings. Additional outperformance was achieved through superior stock selection in negative performing sectors year to date, including Consumer Discretionary, Financials, Health Care and Information Technology. The Fund’s stock selection across most regions also added value. Within Asia Ex-Japan, stock selection in Consumer, Energy and Industrials bolstered performance, while in Europe Ex-U.K., the Fund added value across sectors amidst broad sector weakness. Within the U.K. the Fund’s weightings and stock selection in Energy, Financials and Information Technology augmented performance. Somewhat detracting from second quarter results were Materials stock selection, overweighting Consumer Discretionary, underweighting Japan and Western Hemisphere (Canada) stock selection.

What is your current strategy? How is the Fund positioned?

Since year end we reduced the Fund’s holdings in Consumer Discretionary, Financials, Industrials and Telecommunication Services with proceeds invested in Energy and Health Care stocks. At June 30, the Fund maintained significant weightings in Consumer Discretionary, Energy, Health Care and Industrial stocks and underweighted positions in Materials, Consumer Staples and Financials. Regionally, we reduced the Fund’s weighting in Japanese Financials and Consumer stocks as well as Emerging Asia holdings, and increased exposure in Developed Asia, European Health Care and Emerging Markets Europe, Mid-East and Africa (EMEA) Industrials. The Fund’s emerging markets exposure remained relatively stable since year end, although with a heavier weighting in EMEA at the expense of Emerging Asia.

June 30, 2008	William Blair Funds 51

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	Since Inception(a)
International Small Cap Growth Fund Class N	(7.30)%	(8.35)%	13.66%
International Small Cap Growth Fund Class I	(7.14)	(8.05)	13.97
MSCI AC World Ex-U.S. Small Cap Index (net)	(12.39)	(15.91)	11.99
MSCI World Ex-U.S. Small Cap Index (gross)	(9.50)	(17.04)	8.52
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index (gross) is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI World Ex-U.S. Small Cap Index (gross) to the MSCI All Country World (ACW) Ex-U.S. Small Cap Index (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. Small Cap Index (net) represents a broader range of markets then the MSCI World Ex-U.S. Small Cap Index (gross) this range is more representative of the fund’s investment strategy. Secondly, the net indices reflect the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

52 Semi-Annual Report	June 30, 2008

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—37.8%
Austria—1.6%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	67,520	$7,237

Finland—2.5%
Nokian Renkaat OYJ (Auto components)	183,644	8,711
Outotec OYJ (Construction & engineering)	36,500	2,312

		11,023

France—4.4%
April Group S.A. (Insurance)	166,182	9,702
EDF Energies Nouvelles S.A. (Independent power provider & energy trader)	65,165	4,347
*Orpea (Heath care providers & services)	85,926	4,240
*Seloger.com (Media)	74,500	1,728

		20,017

Germany—6.8%
Colonia Real Estate AG (Real estate management & development)	190,840	2,119
CTS Eventim AG (Media)	102,612	4,115
*Manz Automation AG (Semiconductors & semiconductor equipment)	23,407	6,057
*Roth & Rau AG (Electronic equipment & instruments)	9,700	2,104
Strada Arzneimittel AG (Pharmaceuticals)	131,900	9,475
*Wire Card AG (IT services)	517,521	6,634

		30,504

Greece—3.4%
Fourlis Holdings S.A. (Household durables)	213,019	6,246
Jumbo S.A. (Leisure equipment & products)	329,300	9,269

		15,515

Ireland—3.1%
*ICON plc.—ADR (Life science tools & services)	51,400	3,882
*Norkom Group plc (Software)	352,500	804
United Drug plc (Heath care providers & services)	1,657,280	9,202

		13,888

Italy—2.3%
Danieli S.p.A.—Officine Meccaniche Danieli & Co. (Machinery)	108,896	4,046
Trevi Finanziaria SpA (Construction & engineering)	255,600	6,521

		10,567

Netherlands—3.3%
*Qiagen NV (Lifesciences tools & services)	630,073	12,756
*Smartrac NV (Electronic equipment & instruments)	58,100	1,940

		14,696

Spain—5.1%
Grifols S.A. (Biotechnology)	558,047	17,774
Tecnicas Reunidas S.A. (Construction & engineering)	63,000	5,265

		23,039

Issuer	Shares	Value

Common Stocks—Europe—37.8%—(continued)
Switzerland—5.3%
Burckhardt Compression Holding AG (Machinery)	13,996	$4,233
*Meyer Burger Technology AG (Machinery)	15,396	4,589
Partners Group Global Opportunities, Ltd. (Capital markets)	68,200	9,383
*Temenos Group AG (Software)	183,980	5,661

		23,866

United Kingdom—19.2%
Amlin plc (Insurance)	1,712,288	8,504
Ashmore Group plc (Capital markets)	435,027	1,864
*Autonomy Corporation plc (Software)	404,700	7,255
Aveva Group plc (Software)	77,400	2,364
*Blinkx plc (Internet software & services)	4,235,401	1,387
*Ceres Power Holdings plc (Electrical equipment)	539,222	2,069
Chemring Group plc (Aerospace & defense)	95,600	4,485
*Climate Exchange plc (Diversified financial services)	62,200	2,355
Detica Group plc (IT services)	726,123	3,811
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	691,464	2,502
Petrofac Limited (Energy equipment & services)	733,800	10,753
Rotork plc (Electronic equipment & instruments)	204,950	4,457
Serco Group plc (Commercial services & supplies)	1,589,340	14,104
Ultra Electronic Holdings plc (Aerospace & defense)	88,750	2,098
VT Group plc (Aerospace & defense)	320,096	4,022
The Weir Group plc (Energy equipment & services)	253,300	4,710
*Wellstream Holdings plc (Energy equipment & services)	370,320	9,572

		86,312

Japan—9.7%
Aeon Mall Co., Ltd. (Real estate management & development)	511,800	15,140
*K.K. DaVinci Advisors (Real estate management & development)	9,111	6,299
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	60,820	1,433
Nitori Company Ltd. (Specialty retail)	131,450	6,753
So-net M3, Inc. (Health care technology)	1,265	4,858
Suruga Bank Ltd. (Commercial banks)	705,200	9,181

		43,664

Asia—9.2%
Australia—0.9%
JB Hi-Fi Limited (Specialty retail)	420,350	4,212

Hong Kong—2.2%
Noble Group Limited (Trading companies & distributors)	5,680,000	9,942

Singapore—6.1%
Olam International, Ltd. (Food & staples retailing)	5,013,700	8,943

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 53

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—9.2%—(continued)
Singapore—(continued)
Raffles Education Corp. Ltd. (Diversified consumer services)	10,896,000	$9,061
Straits Asia Resources Limited (Oil, gas, & consumable fuels)	3,569,765	9,264

		27,268

Emerging Europe, Mid-East, Africa—8.1%
Czech Republic - 0.5%
*Central European Media Enterprises Ltd. Class “A” (Media)†	23,600	$2,136

Egypt—1.7%
*ELSewedy Cables Holding Company (Electrical equipment)	170,927	4,249
*Ghabbour Auto (Machinery)	104,500	929
*Orascom Development Holding AG (Hotels, restaurants & leisure)	20,540	2,393

		7,571

Poland—1.5%
*Central European Distribution Corporation—ADR (Beverages)	65,500	4,857
*Cinema City International N.V. (Media)	151,200	1,701

		6,558

South Africa—1.3%
*Eastern Platinum, Ltd. (Metals & mining)	1,440,800	3,956
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	123,370	1,738

		5,694

United Arab Emirates—3.1%
Arabtec Holding Company (Construction & engineering)	1,543,200	6,829
Lamprell plc (Energy equipment & services)	452,100	5,143
*National Central Cooling Company (Building products)	3,024,672	2,027

		13,999

Emerging Asia—5.0%
China—0.4%
Li Ning Co. Ltd. (Leisure equipment & products)	391,373	907
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	692,800	1,006

		1,913

India—1.3%
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	173,400	2,567
Sesa Goa Limited (Metals & mining)	42,500	3,347

		5,914

Indonesia—0.8%
PT United Tractors Tbk (Machinery)	2,853,500	3,766

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—5.0%—(continued)
Malaysia—1.5%
KNM Group Bhd (Energy equipment & services)	1,101,625	$2,144
Kuala Lumpur Kepong Bhd (Food products)	875,150	4,725

		6,869

South Korea—1.0%
Taewoong Co., Ltd. (Machinery)	47,424	4,575

Canada—3.4%
Canadian Western Bank (Commercial banks)	258,700	6,279
*Consolidated Thompson Iron Mines Limited (Metals & mining)	260,600	2,285
*FNX Mining Company, Inc. (Metals & mining)	224,900	5,315
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	58,700	1,509

		15,388

Emerging Latin America—4.1%
Brazil—2.2%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	67,500	1,133
*GVT Holding S.A. (Diversified telecommunication services)	101,300	2,465
*Lupatech S.A. (Machinery)	64,000	2,395
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	116,700	1,441
SLC Agricola S.A. (Food products)	131,200	2,619

		10,053

Columbia—1.2%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	409,100	5,388

Mexico—0.7%
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	1,079,600	3,139

Total Common Stock—96.5% (cost $407,681)		434,713

Investment in Affiliate
William Blair Ready Reserves Fund	5,244,963	5,245

Total Investment in Affiliate—1.2% (cost $5,245)		5,245

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$8,569	8,569
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	2,065	2,065

Total Short-term Investments—2.3% (cost $10,634)		10,634

See accompanying Notes to Financial Statements.

54 Semi-Annual Report	June 30, 2008

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $1,384, collateralized by FNMA Note, 4.120%, due 5/6/13	$1,384	$1,384

Total Repurchase Agreement—0.3% (cost $1,384)		1,384

Total Investments—100.3% (cost $424,944)		451,976
Liabilities, plus cash and other assets—(0.3)%		(1,262)

Net assets—100.0%		$450,714

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.1%
Financials	16.8%
Health Care	15.1%
Consumer Discretionary	15.1%
Energy	11.4%
Information Technology	9.6%
Consumer Staples	4.9%
Materials	3.4%
Utilities	1.0%
Telecommunication Services	0.6%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	32.8%
British Pound Sterling	21.0%
Japanese Yen	10.0%
Singapore Dollar	8.6%
Swiss Franc	6.0%
Canadian Dollar	5.7%
United States Dollar	2.5%
Brazilian Real	2.3%
Uae Dirham Spot	2.0%
Malaysian Ringgit	1.6%
Indian Rupee	1.4%
Egyptian Pound	1.2%
South Korean Won	1.1%
Australian Dollar	1.0%
All other currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 55

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 34 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a (15.51)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined (12.75)% for the same period.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the MSCI Emerging Markets IMI (net) and Emerging Markets (gross) Indices during the second quarter but trailed them year to date. Relative second quarter results were bolstered by strong stock selection across sectors, coupled with regional positioning. These results, however, were more than mitigated by underperformance during the first quarter. The three key drivers of first quarter underperformance were the Fund’s weighting in the underperforming Indian market, weighting and stock selection in Financials, and focus on the underperforming Brazilian small cap market at the expense of Mexico. In addition, the Fund’s significant weighting (40%) in small cap stocks hampered overall results, as large cap stocks outperformed during the period. Somewhat mitigating these negative results was the Fund’s regional positioning as it was focused on the stronger Latin American markets at the expense of Emerging Asia, coupled with its underweighting in the underperforming Energy and Utilities sectors.

What is your current strategy? How is the Fund positioned?

Since year end the Fund’s Consumer and Financials exposure was decreased in favor of Energy, Health Care and Materials due to concerns about the impact of increased inflation and an increasing interest rate environment, while regionally, the Fund’s weighting in Emerging Asia was decreased to approximately 35%, due largely to a reduction in China and India in particular. As a result, Emerging Markets Europe, Mid-East and Africa (EMEA) was increased, particularly in the Middle East in companies focused on infrastructure build and resources.

56 Semi-Annual Report	June 30, 2008

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	(15.51)%	(0.12)%	30.64%	30.85%
Emerging Markets Growth Fund Class I	(15.37)	0.13	30.95	31.16
MSCI Emerging Markets IMI Index (net)	(12.75)	2.76	26.50	26.55
MSCI Emerging Markets Index (gross)	(11.64)	4.89	27.52	27.60
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is an index that is designed to measure equity performance in the global emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Index (gross) to the MSCI Emerging Markets Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI Emerging Markets IMI (net) represents a broader range of markets then the MSCI Emerging Markets Index (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 57

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—34.4%
China—8.5%
Belle International Holdings Limited (Specialty retail)	4,242,200	$3,828
China Communications Construction Co.Ltd. (Construction & engineering)	4,622,900	7,925
China High Speed Transmission (Electrical equipment)	2,732,000	5,607
China Mobile Ltd. (Wireless telecommunication services)	577,300	7,749
China Oilfield Services (Energy equipment & services)	5,297,000	9,543
CNOOC Limited (Oil, gas & Consumable fuels)	22,053,000	38,282
Li Ning Co. Ltd. (Leisure equipment & products)	922,000	2,137
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,917,700	2,784

		77,855

India—12.6%
ABB Ltd. India (Electrical equipment)	69,500	1,302
Asian Paints Limited (Chemicals)	89,600	2,403
*Bharti Airtel Ltd. (Wireless telecommunication services)	533,053	8,975
*Cairn India Ltd. (Oil, gas & consumable fuels)	4,174,300	26,710
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	335,400	4,966
Housing Development Finance Corp. (Thrifts & mortgage finance)	94,342	4,319
Infosys Technologies Limited (IT Services)	446,500	18,123
Larsen & Toubro Ltd. (Construction & engineering)	80,123	4,077
Sesa Goa Limited (Metals & mining)	112,200	8,837
*Shoppers’ Stop Ltd. (Multiline retail)	261,960	1,965
*Sun Pharmaceutical Industries Limited (Pharmaceuticals)	142,600	4,667
Vedanta Resources plc (Metals & mining)	651,600	28,140

		114,484

Indonesia—3.0%
PT Bank Rakyat Indonesia (Commercial banks)	15,310,500	8,505
*PT London Sumatra Indones (Food products)	8,898,000	10,176
PT United Tractors Tbk (Machinery)	6,909,000	9,119

		27,800

Malaysia—1.9%
KNM Group Bhd (Energy equipment & services)	3,033,000	5,903
Kuala Lumpur Kepong Bhd (Food products)	1,883,550	10,169
Zelan Bhd (Construction & engineering)	1,737,900	1,103

		17,175

South Korea—5.4%
LG Household & Health Care Ltd. (Household products)	47,539	9,310
Megastudy Co. Ltd. Inc. (Diversified consumer services)	15,010	4,738

Issuer	Shares	Value

Common Stocks—Emerging Asia—(continued)
South Korea—(continued)
*NHN Corporation (Internet software & services)	50,400	$8,783
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	28,160	16,824
Taewoong Co., Ltd. (Machinery)	101,017	9,744

		49,399

Taiwan—2.8%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,682,424	8,614
Hon Hai Precision Industry Co., Ltd. (Electronic equipment & instruments)	1,719,033	8,454
Mediatek, Inc. (Semiconductors & semiconductor equipment)	693,000	7,978

		25,046

Thailand—0.2%
Minor International PCL (IT services)	4,434,900	1,857

Emerging Europe, Mid-East, Africa—31.1%
Czech Republic—0.9%
*Central European Media Enterprises Ltd. Class “A” (Media)†	95,800	8,673

Egypt—4.1%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	889,600	8,038
El Ezz Steel Rebars SAE (Metals & mining)	291,600	4,414
*ELSewedy Cables Holding Company (Electrical equipment)	407,300	10,125
Orascom Construction Industries (Construction & engineering)	140,877	9,582
*Orascom Hotels and Development (Hotels, restaurants & leisure)	45,693	5,323

		37,482

Israel—4.2%
Israel Chemicals Limited (Chemicals)	808,000	18,802
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	417,904	19,140

		37,942

Poland—1.7%
*Central European Distribution Corporation—ADR (Beverages)	151,900	11,263
*Cinema City International N.V. (Media)	361,852	4,070

		15,333

Russia—9.9%
*LSR Group O.J.S.C.—GDR (Real estate management & development)	301,600	4,626
*Magnit—CLS (Multiline retail)†	95,105	4,364
*PIK Group—CLS (Real estate development & management)†**	486,900	13,146
*PIK Group—Sponsored GDR 144A (Real estate development & management)	98,400	2,657
NovaTek OAO—GDR (Oil, gas & consumable fuels)	215,850	18,662
Novolipetsk Steel—GDR (Metals & mining)	207,700	11,759

See accompanying Notes to Financial Statements.

58 Semi-Annual Report	June 30, 2008

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—(continued)
Russia—(continued)
Sberbank—CLS (Commercial banks)†	5,595,100	$17,636
Vimpel-Communications—ADR (Wireless telecommunication services)	295,700	8,776
*X5 Retail Group N.V.—GDR (Food & staples retailing)	262,650	8,804

		90,430

South Africa—2.7%
*Eastern Platinum, Ltd. (Metals & mining)	1,390,000	3,817
MTN Group, Ltd. (Wireless telecommunication services)	976,979	15,465
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	364,800	5,138

		24,420

Turkey—2.4%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	283,200	10,827
Coca Cola Icecek A.S. (Beverages)	544,000	5,021
*Turkiye Garanti Bankasi A.S. (Commercial banks)	2,793,600	6,444

		22,292

United Arab Emirates—5.2%
Aldar Properties PJSC (Real estate management & development)	1,497,200	5,095
Arabtec Holding Company (Construction & engineering)	2,120,600	9,384
DP World Ltd. (Marine)†	19,995,438	17,196
First Gulf Bank PJSC (Commercial banks)	723,900	5,341
Lamprell plc (Energy equipment & services)	731,400	8,321
*National Central Cooling Company (Building products)	3,207,004	2,149

		47,486

Emerging Latin America—24.7%
Brazil—15.2%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	287,900	4,831
Bovespa Holding S.A. (Diversified financial services)	702,200	8,717
*BR Malls Participacoes S.A. (Real estate management & development)	262,600	2,539
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	1,060,700	37,994
Cyrela Brazil Realty S.A. (Household durables)	323,800	4,472
*GP Investments Ltd. (Diversified financial services)	514,000	6,233
*GVT Holding S.A. (Diversified telecommunication services)	418,300	10,176
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	383,115	5,088
Localiza Rent a Car S.A. (Road & rail)	45,500	502
Lojas Renner S.A. (Multiline retail)	97,500	1,939
*Lupatech S.A. (Machinery)	258,600	9,679

Issuer	Shares	Value

Emerging Latin America—(continued)
Brazil—(continued)
*MMX Mineracao e Metalicos S.A. (Metals & mining)	318,900	$9,847
*OGX Petroleo e Gas Participacoes SA (Oil, gas & consumable fuels)	12,200	9,665
Redecard SA (IT services)	261,600	5,057
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	400,500	4,947
SLC Agricola S.A. (Food products)	583,500	11,647
Totvs S.A. (Software)	153,200	5,007

		138,340

Chile—1.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	94,600	4,268
S.A.C.I. Falabella S.A. (Multiline retail)	1,098,554	4,646

		8,914

Mexico—7.4%
America Movil S.A. (Wireless telecommunication services)	3,431,500	9,067
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	241,100	14,124
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	2,133,200	10,032
*Groupo Famsa S.A. (Multiline retail)	575,000	2,230
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	3,644,000	10,597
*Promotora Ambiental Sab de C.V. (Commercial services & supplies)	1,114,350	2,701
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	4,643,200	18,405

		67,156

Peru—1.1%
Credicorp Ltd. (Commercial banks)†	122,000	$10,019

Europe—1.6%
Luxembourg—1.6%
Millicom International Cellular S.A. (Wireless telecommunication services)†	137,500	14,231

Total Common Stock—91.8% (cost $785,060)		836,334

Preferred Stock
Brazil—5.9%
All America Latin Logistica (Road & rail)	703,600	9,054
Banco Sofisa S.A. (Commercial banks)	637,800	3,302
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,439,780	41,502

		53,858

Total Preferred Stock—5.9% (cost $40,883)		53,858

Investment in Affiliate
William Blair Ready Reserves Fund	4,344,298	4,344

Total Investment in Affiliate—0.5% (cost $4,344)		4,344

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 59

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$3,375	$3,375
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	5,483	5,483

Total Short-Term Investments—1.0% (cost $8,858)		8,858

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $4,286, collateralized by FNMA, 4.120% due 5/6/13	$4,286	4,286

Total Repurchase Agreement—0.5% (cost $4,286)		4,286

Total Investments—99.7% (cost $843,431)		907,680
Cash and other assets, less liabilities—0.3%		2,730

Net assets—100.0%		$910,410

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.44% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Energy	17.8%
Financials	14.2%
Materials	14.2%
Industrials	12.9%
Consumer Staples	11.7%
Information Technology	8.9%
Consumer Discretionary	8.5%
Telecommunication Services	8.4%
Health Care	3.5%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	26.5%
Brazilian Real	17.3%
Indian Rupee	9.7%
Hong Kong Dollar	8.7%
Mexican Nuevo Peso	6.0%
South Korean Won	5.6%
British Pound Sterling	4.1%
Egyptian Pounds	3.6%
Indonesian Rupiah	3.1%
Turkish Lira Spot	2.5%
Uae Dirham Spot	2.5%
South African Rand	2.3%
Israeli Shekel	2.1%
Malaysian Ringgit	1.9%
New Taiwan Dollar	1.9%
All Other Currencies	2.2%

Total	100.0%

See accompanying Notes to Financial Statements.

60 Semi-Annual Report	June 30, 2008

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities, including common stocks, issued by companies in emerging markets with a market capitalization of at least $5 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 34 for the Global Markets Overview.

I am pleased to have the Emerging Leaders Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the Emerging Leaders Growth Fund. The Emerging Leaders Growth Fund will seek well-managed companies with superior business fundamentals, including global leadership in product quality or cost competitiveness, dominant or improving market position within a growing or local or regional economy, and sustainable above-average and/or increasing returns on invested capital.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Emerging Leaders Growth Fund commenced operations on March 26, 2008. Through the period ending June 30, 2008, the Fund posted a decrease of (3.70)% on a total return basis (Class I Shares). By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) rose 0.23% during these four months.

What factors were behind the Fund’s performance versus the benchmark?

The Fund underperformed the MSCI Emerging Markets Large Cap Index (net). The largest single detractor from results was the Fund’s significant underweighting in Energy during the first weeks of the second quarter. In addition, the Fund’s Asian Industrials weighting and stock selection hampered relative results. Conversely, the Fund benefited from favorable stock selection in Consumer Staples, Energy, Industrials, Materials and Telecommunication Services during the quarter. Within Consumer Staples, the Fund’s exposure to food retailing contributed positively. Within Energy, exposure to equipment and services companies plus energy producers bolstered results, while the Industrials allocation benefited from transportation logistics and automation machinery holdings. Within Materials, the Fund’s mining holdings with exposure to bulk minerals such as iron ore contributed positively to results.

What is your current strategy? How is the Fund positioned?

During the quarter the Fund’s Energy and Materials exposures were increased at the expense of Financials, Industrials and Telecommunication Services. From a regional perspective, we reduced the allocation to Emerging Asia primarily through a reduction in our Industrials and Financials holdings in India. The Fund’s EMEA allocation was increased during the quarter, with an emphasis on Energy and Materials holdings in the Middle East and Russia.

June 30, 2008	William Blair Funds 61

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

Since Inception(a)
Emerging Leaders Growth Fund Class I	(3.70)%
MSCI Emerging Markets Large Cap Index (net)	0.23
MSCI Emerging Markets Large Cap Index (gross)	0.29
(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Large Cap Index (gross) to the MSCI Emerging Markets Large Cap Index (net). The primary reason for the change is that the MSCI Emerging Markets Large Cap (net) index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries; the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

62 Semi-Annual Report	June 30, 2008

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—31.6%
China—9.9%
Belle International Holdings Limited (Specialty retail)	859,000	$775
China Communications Construction Co. Ltd. (Construction & engineering)	936,000	1,605
China Mobile Ltd. (Wireless telecommunication services)	136,000	1,826
CNOOC Limited (Oil, gas & consumable fuels)	2,961,000	5,140

		9,346

India—16.5%
*Bharti Airtel Ltd. (Wireless telecommunication services)	78,269	1,318
*Cairn India Ltd. (Oil, gas & consumable fuels)	760,200	4,864
Housing Development Finance Corp. (Thrifts & mortgage finance)	19,344	886
Infosys Technologies Limited (IT Services)	69,000	2,801
Larsen & Toubro Ltd. (Construction & engineering)	16,435	836
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	31,400	1,028
Vedanta Resources plc (Metals & mining)	88,700	3,831

		15,564

South Korea—3.7%
*NHN Corporation (Internet software & services)	5,100	889
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	4,300	2,569

		3,458

Taiwan—1.5%
Mediatek, Inc. (Semiconductors & semiconductor equipment)	125,000	1,439

Emerging Europe, Mid-East, Africa—30.8%
Egypt—2.0%
Orascom Construction Industries (Construction & engineering)	27,875	1,896
Israel—8.3%
Israel Chemicals Limited (Chemicals)	167,800	3,905
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	86,500	3,962

		7,867

Russia—13.6%
LSR Group O.J.S.C.—GDR (Real estate management & development)	62,800	963
*PIK Group—Sponsored GDR 144A (Real estate development & management)**	65,400	1,766
NovaTek OAO—GDR (Oil, gas & consumable fuels)	22,200	1,919
Novolipetsk Steel—GDR (Metals & mining)	32,400	1,834
Sberbank—CLS (Commercial banks)†	861,900	2,717
Vimpel-Communications—ADR (Wireless telecommunication services)	61,700	1,831
*X5 Retail Group N.V.—GDR (Food & staples retailing)	54,120	1,814

		12,844

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—30.8% (continued)
South Africa—3.9%
MTN Group Ltd. (Wireless telecommunication services)	230,805	$3,653

Turkey—1.1%
*Turkiye Garanti Bankasi A.S. (Commercial banks)	449,568	1,037

United Arab Emirates—1.9%
DP World Ltd. (Marine)+	2,094,879	1,802

Emerging Latin America—27.7%
Brazil—17.5%
Bovespa Holding S.A. (Diversified financial services)	102,600	1,274
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	135,000	4,836
*MMX Mineracao e Metalicos S.A. (Metals & mining)	57,600	1,778
OGX Petroleo e Gas Participacoes SA (Oil, gas & consumable fuels)	2,500	1,980
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	197,200	5,684
Weg S.A. (Machinery)	73,900	928

		16,480

Chile—1.8%
*Cencosud S.A.—ADR 144A (Specialty retail)	18,600	839
S.A.C.I. Falabella S.A. (Multiline retail)	197,024	833

		1,672

Peru—1.0%
Credicorp Ltd. (Commercial banks)+	12,000	985
Mexico—7.4%
America Movil S.A. (Wireless telecommunication services)	528,400	1,396
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	422,100	1,985
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	916,700	3,634

		7,015

Common Stocks—Europe 2.9%
Luxembourg—2.9%
Millicom International Cellular S.A. (Wireless telecommunication services)	26,100	2,701

Total Common Stock—93.0% (cost $90,687)		87,759

Preferred Stock
Brazil—2.9%
All America Latin Logistica (Road & rail)	71,300	917
Banco Itau Holding Financeira S.A. (Commercial banks)	88,175	1,793

		2,710

Total Preferred Stock—2.9% (cost $2,918)		2,710

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 63

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—30.8% (continued)

Investment in Affiliate
William Blair Ready Reserves Fund	1,606,813	$1,607

Total Investment in Affiliate—1.7% (cost $1,607)		1,607

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/2008, due 7/1/08, repurchase price $1,739, collateralized by FNMA, 4.120% due 5/6/13	$1,739	1,739

Total Repurchase Agreement—1.8% (cost $1,739)		1,739

Total Investments—99.4% (cost $96,951)		93,815
Cash and other assets, less liabilities—0.6%		562

Net assets—100.0%		$94,377

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.87% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Energy.	21.6%
Materials	17.9%
Financials	14.8%
Telecommunication Services	14.1%
Industrials	8.8%
Information Technology	8.5%
Consumer Staples	7.0%
Health Care	5.5%
Consumer Discretionary	1.8%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar.	30.9%
Brazilian Real	15.9%
Indian Rupee	13.0%
Hong Kong Dollar	10.3%
Mexican Nuevo Peso	7.8%
Israeli Shekel	4.3%
British Pound Sterling	4.2%
South African Rand	4.0%
South Korean Won	3.8%
Egyptian Pound	2.1%
New Taiwan Dollar	1.6%
Turkish Lira Spot	1.2%
Chilean Peso	0.9%

Total	100.0%

See accompanying Notes to Financial Statements.

64 Semi-Annual Report	June 30, 2008

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a (5.66)% decrease on a total return basis (Class N shares) during the six months ended June 30, 2008. By comparison, the Russell 2000® Value Index declined (9.84)%, while the Russell 2000® Index dropped (9.37)%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The first half of 2008 began tumultuously as many U.S. equity market indices were verging on the precipice of bear market levels, (defined as a 20% decline from recent highs), by late June. Investors unduly sold off equity securities, particularly those with high valuation multiples, as stocks with higher prices relative to their peers were perceived as more risky when faced with uncertain economic prospects. Volatility levels not witnessed since the early part of 2003 continue to challenge market participants as safe havens are sought and momentum players chase asset classes that have performed well, particularly energy related and materials securities. The credit crisis also continues to play a role in recent market performance as financial firm write-downs persisted onward with worldwide financial system losses (banks and broker-dealers) totaling $335 billion by mid May.

On the year to date period, not a single domestic equity market index posted positive returns. The best performing Russell index through June 30th was the Russell Midcap® Growth with a (6.81)% loss. From a size and style perspective, small cap securities versus their large cap counterparts held up better in the tough market environment and growth style investing outperformed value as measured by the Russell Indexes. The Russell 2000® Value, a representative small cap value index, saw strong absolute returns in Energy with the sector contributing 2.56% to return. Materials also held up well as commodities, such as coal, witnessed new highs during the second quarter as emerging market demand continues its tear. Not unexpectedly, one of the worst performing sectors was Consumer Discretionary which suffered from consumer weakness due to rising gas prices, food costs, increasing unemployment, and tightening lending standards.

While it is undetermined if the U.S. is in the beginning stages of a recession (defined as two straight quarters of declining GDP), the market is behaving as if we are in one. Despite this cautious economic backdrop, the William Blair Value Discovery portfolio posted strong year to date relative results, outperforming its benchmark, the Russell 2000® Value, by 4.18%. The portfolio returned (5.66)% while the benchmark lost (9.84)%. Because our portfolio construction has a relative sector neutrality approach that results in our sector weights remaining roughly proportional to those of the benchmark, the resulting outperformance was principally due to superior stock selection.

What were among the best performing sectors for the Fund? What were among the best performing investments?

Our Energy, Information Technology, and Industrials holdings were responsible for almost 65% of the portfolio’s relative performance. Specifically within Energy, our Exploration and

June 30, 2008	William Blair Funds 65

Production names did particularly well, notably Petrohawk Energy Corporation and Forest Oil Corporation. Forest Oil significantly appreciated in part due to growth expectations being raised and also due to management’s elaborations on its deep prospect inventory. EarthLink, an Internet service provider, has also done well year to date, returning 22.35%. The company effectively reigned in costs which increased margins at rates faster than the market expected, allowing Earthlink, Inc. to benefit from significant upward earnings estimate revisions.

What were among the weakest performing sectors for the Fund? What were among the weakest performing investments?

Detracting from relative performance were our Materials holdings, even though one of the portfolio’s largest contributors, Intrepid Potash, Inc., falls in this sector. Offsetting Intrepid’s gains in Chemicals was a loss in CF Industries Holdings, Inc. Both Intrepid and CF Industries are companies that have benefited from the global agricultural boom as both these companies produce different inputs used in the manufacture of fertilizers. The team liquidated CF Industries in early April and because the portfolio had a lower exposure to a strong performing security (up approximately 43%) than that of the benchmark, the name impacted results negatively. Also impairing relative performance was the Financials sector; stock selection positively added value yet the sector’s positioning, with almost a 30% allocation, detracted.

What is your current thinking about the markets?

The fallout from the credit crunch, which began in August of 2007, has continued. The Federal Reserve Open Market Committee cut the Fed Funds target rate by a total of 2.00% in the first quarter. April witnessed another 0.25% Fed rate cut, yet rates remained steady in June. Higher inflation data points emerged in the second quarter, shifting the Fed’s attention from its primary focus of injecting liquidity into the financial system to controlling input costs and prices of services and goods. Due to inflation concerns, the bond market sold off during the second quarter and the likelihood of increased inflation will continue to act as a headwind for this asset class throughout the remainder of the year, since higher inflation reduces the value of future interest income. Market participants have confirmed inflation fears as the implied probability from the options and futures markets indicate the possibility of federal funds rate increases at future Federal Reserve meetings. Economic growth will most likely remain subdued for the second half of the year as inflation fears, housing market problems, consumer uncertainty, and financial write downs search for a bottom. However, the dramatic growth of the middle class in emerging markets could help keep global growth afloat as will the large amount of cash sitting on the sidelines that may come back into the market as market participants begin to see positive economic data points. Given the heightened volatility surrounding investors concerns, investments in companies with superior cash flow generation and shareholder value focused management teams, similar to our portfolio’s holdings, should outperform. Additionally, the long-term case for equities has strengthened, thanks to the compressed valuations produced via the current market environment; the lower multiples should help generate positive, inflation adjusted returns.

66 Semi-Annual Report	June 30, 2008

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Value Discovery Fund Class N	(5.66)%	(16.28)%	4.59%	8.87%	7.53%	—%
Value Discovery Fund Class I	(5.57)	(16.07)	4.83	9.09	—	10.53	(a)
Russell 2000® Value Index	(9.84)	(21.63)	1.39	10.02	7.47	10.30	(a)
Russell 2000® Index	(9.37)	(16.19)	3.79	10.29	5.53	6.93	(a)
(a)	For the period from October 1, 1999 (Commencement of the Class) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index is the Fund’s primary benchmark. The Russell 2000® Value consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

On May 1, 2008 the Fund’s primary benchmark changed from the Russell 2000® Index to the Russell 2000® Value Index. The Russell 2000® Value Index includes Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The primary reason for the change is to compare the Fund to a benchmark that has a company selection methodology that more closely resembles that of the Fund.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 67

Value Discovery Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—29.0%
*Argonaut Group, Inc.†	22,397	$752
Ashford Hospitality Trust, Inc.	88,360	408
Astoria Financial Corporation	33,680	676
Bank Of Hawaii Corporation	14,645	700
Cogdell Spencer, Inc.	38,915	632
Delphi Financial Group, Class “A”	17,570	407
First Midwest Bancorp Incorporated	20,931	390
First Niagara Financial Group, Inc.	48,840	628
First Potomac Realty Trust	43,840	668
FirstMerit Corporation	36,175	590
Hanover Insurance Group, Inc.	21,190	901
Iberiabank Corporation	11,725	522
Kite Realty Group Trust	56,590	707
Lasalle Hotel Properties	19,070	479
MeadowBrook Insurance Group, Inc.	75,280	399
Mid-American Apartment Communities, Inc.	14,385	734
Old National Bancorp	33,505	478
Onebeacon Insurance Group, Ltd.	26,700	469
*PMA Capital Corporation, Class “A”	64,603	595
*SVB Financial Group	10,300	496
Webster Financial Corporation	35,955	669
Wilmington Trust Corporation	24,900	658

		12,958

Industrials—15.1%
Acuity Brands, Inc.	11,715	563
Brady Corporation	17,225	595
CLARCOR, Inc.	5,685	200
*EMCOR Group, Inc.	22,825	651
*Esco Technologies, Inc.	13,005	610
G & K Services, Inc.	17,915	546
Interface Inc., Class “A”	35,575	446
Kaydon Corporation	10,765	553
*Old Dominion Freight Line, Inc.	12,975	389
Quanex Building Products Corporation	16,625	247
Simpson Manufacturing Co., Inc.	9,045	215
Tal International Group, Inc.	24,980	568
Toro Company	12,315	410
Triumph Group, Inc.	8,960	422
Watson Wyatt Worldwide, Inc.	6,200	328

		6,743

Information Technology—13.5%
*Anixter International, Inc.	9,390	559
*Avid Technology, Inc.	22,551	383
*EarthLink, Inc.	54,265	470
*Entegris, Inc.	72,523	475
Jabil Circuit Inc.	30,405	499
*MICROS Systems, Inc.	18,520	565
*Parametric Technology Corporation	39,190	653
*Semitool, Inc.	76,744	576
*SRA International, Inc.	21,275	478
*Sybase, Inc.	24,585	723
United Online, Inc.	63,740	639

		6,020

Consumer Discretionary—9.2%
Ameristar Casinos, Inc.	31,525	436
*ATC Technology Corporation	20,760	484
Callaway Golf Company	38,675	457
Christopher & Banks Corporation	65,772	447
Interactive Data Corporation	16,365	411
*Jack In The Box Inc.	26,015	583
*Rent-A-Center, Inc.	26,355	542
Wolverine World Wide, Inc.	28,685	765

		4,125

*Non-income producing

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stock—(continued)
Materials—8.1%
Arch Chemicals, Inc.	14,985	$497
H.B. Fuller Company	18,435	414
*Intrepid Potash, Inc.	10,165	669
Minerals Technologies Inc.	7,410	471
*Polyone Corporation	59,045	412
Silgan Holdings, Inc.	14,555	738
Texas Industries, Inc.	7,170	402

		3,603

Energy—7.5%
*Berry Petroleum Corporation , Class “A”	9,390	553
*Forest Oil Corporation	10,373	773
*Newpark Resources, Inc.	80,020	629
*Petrohawk Energy Corporation	16,538	766
*Quest Resource Corporation	9,700	110
*TETRA Technologies, Inc.	22,790	540

		3,371

Utilities—6.7%
ALLETE, Inc.	15,935	669
Avista Corporation	25,065	538
Cleco Corporation	28,770	671
Northwest Natural Gas Company	11,025	510
South Jersey Industries, Inc.	16,450	615

		3,003

Health Care—5.2%
*Magellan Health Services	10,765	399
*Matrixx Initiatives, Inc.	38,760	646
*Pediatrix Medical Group	12,660	623
*Varian, Inc.	13,094	668

		2,336

Consumer Staples—2.7%
Flowers Foods, Inc.	26,080	739
J&J Snack Foods	16,882	463

		1,202

Telecommunication Services—1.0%
*Syniverse Holdings, Inc.	27,025	438

Total Common Stock—98.0% (cost $45,951)		43,799

Investment in Affiliate
William Blair Ready Reserves Fund	531,421	531

Total Investment in Affiliate—1.2% (cost $531)		531

Short-Term Investment
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	$450	450

Total Short-Term Investment—1.0% (cost $450)		450

Repurchase Agreement
State Street Bank, 2.15%, Dated 6/30/08 due 7/1/08 repurchase price $37 collateralized by FNMA Note, 4.120% due 5/6/13	$37	37

Total Repurchase Agreement—0.1% (cost $37)		37

Total Investments—100.3% (cost $46,969)		44,817
Liabilities, plus cash and other assets —(0.3)%		(126)

Net assets—100.0%		$44,691

See accompanying Notes to Financial Statements.

68 Semi-Annual Report	June 30, 2008

James S. Kaplan

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Lehman U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 0.86% increase on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the Lehman U.S. Aggregate Bond Index, rose 1.13%.

The first quarter of 2008 was a momentous one for the financial markets, with enough newsworthy events to fill an entire year. It was one of the worst quarters on record for the fixed income markets, and certainly since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13th, when executives at Bear Stearns first informed financial regulators that the investment bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Following the Federal Reserve’s mediated sale of Bear Stearns to JP Morgan Chase during the first quarter, anxiety about the lack of liquidity in the marketplace seemed to temporarily abate. In fact, April was the best month of the year in terms of excess returns for fixed-income securities.

In addition, in late April the Fed lowered the federal funds rate a quarter of a percentage point to 2.00%.

During the April earnings season, however, the softness in GE’s earnings results heightened market sentiment that there was broad weakness throughout the economy and that the effects of the credit crisis were widespread. This negative sentiment really started to weigh on the market.

During May and June the market grew overly concerned about the prospects for inflation, amidst a backdrop of rising oil and food prices, a weak housing market and worries about the economy. June was an especially weak month for the stock and fixed-income markets, with negative excess returns in the Corporate bond market.

In the Financial sector in particular, there appeared to be unrelenting concerns about the health of financial institutions. There were more write-downs by companies within this sector, which only served to reemphasize the persistence of the problems. Several high-profile companies, including Washington Mutual and Wachovia, replaced their CEOs.

June 30, 2008	William Blair Funds 69

After steepening very sharply in the first quarter of 2008, the interest rate yield curve retraced somewhat during the second quarter. The yield on 2-year Treasury notes decreased 0.43% from the end of 2007, while the yield on 10-year Treasury securities decreased 0.05%. The yield on 2-year Treasury notes was 2.62% on June 30, while the yield on 10-year Treasury securities finished the quarter at 3.97%.

What was the Fund’s investment strategy during the first half of the year? How is the Fund currently positioned?

We maintained a higher than usual concentration in U.S. Treasury securities during the first quarter. However, with risk premiums widening significantly in the Corporate bond market, we believed investors were being well compensated over the long-term. We saw what we thought were attractive entry points at which to establish positions, and we increased our exposure to this sector beginning in the first quarter. By mid-year, our exposure to Agency Mortgage-backed securities had declined slightly. We funded our purchases of Corporate bonds with the proceeds from the sale of U.S. Treasury securities, Agency Mortgage-backed securities and prepayments from non-Agency Mortgage-backed securities.

Generally speaking we have tended to avoid financial companies, but sought to invest in consumer and manufacturing companies where the companies do not have exposure to write-downs from losses and significant capital and equity requirements. We have added to our credit exposure with a six-month to one-year time frame.

One theme that we have employed in our Fund is that we are taking advantage of foreign companies issuing debt in our markets, where they see good growth prospects and the credit market fundamentals are strong. With respect to specific companies, we favor brewer SAB Miller plc, where we believe the company’s international growth prospects are excellent, and were a participant in a new issue of Phillip Morris International, Inc. an international tobacco company, which was recently spun off from Altria.

It is worth noting the dramatic difference between rates in the regulated (federal funds) and LIBOR (London Interbank Offered Rate) market. LIBOR is the rate charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S.. A number of Corporate bond securities will reset their rates based off of LIBOR, where rates have been pushed higher, and perhaps distorted.

What is your outlook going forward?

It is fair to say that most market participants have been searching for signs that the worst is over in terms of the credit crisis. Many had hoped the Bear Stearns sale would have ameliorated the current market environment. Three months hence there is still not a clear picture. Asset prices also reflect that our economy is in the midst of a recession, regardless of what actual GDP (Gross Domestic Product) data shows.

We are concerned about the prospects for interest rates rising in response to inflationary pressures. We expect domestic growth in the economy to be subpar, and to trend below 2.00% for another quarter or two. Ordinarily we would expect rates to be higher given current fundamentals, but the Federal Reserve has been espousing that rates will come down with weakness in the economy.

Finally, the second half of the year has the potential to bring significant change in leadership at the national level and in Congress, and we expect regulatory change and increased oversight to play an increased role in the post election period.

There is still “de-risking” and deleveraging going on in the marketplace, and until the process is complete the question is not whether investors will own financial assets, but at what price they will pay to own those assets.

70 Semi-Annual Report	June 30, 2008

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	Since Inception(a)
Bond Fund Class N	0.86%	5.48%	3.65%
Bond Fund Class I	0.94	5.68	3.81
Lehman Aggregate Bond Index	1.13	7.12	5.15
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 71

Bond Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—56.0%
U.S. Treasury—12.5%
U.S. Treasury Note, 4.750%, due 2/15/10	$3,950	$4,091
U.S. Treasury Note, 4.250%, due 9/30/12	1,950	2,030
U.S. Treasury Note, 4.750%, due 5/15/14	400	429
U.S. Treasury Note, 5.125%, due 5/15/16	1,150	1,254
U.S. Treasury Note, 7.125%, due 2/15/23	325	416
U.S. Treasury Note, 4.500%, due 2/15/36	1,000	993

Total U.S. Treasury Obligations	8,775	9,213

Government National Mortgage Association (GNMA)—1.0%
#357752, 7.000%, due 4/15/09	1	1
GNR 2006-67 GB, 4.071%, due 9/16/34	725	703

Total GNMA Mortgage Obligations	726	704

Federal Home Loan Bank (FHLB)—0.5%
4.750%, due 12/16/16	325	327

Total FHLB Mortgage Obligations	325	327

Federal Home Loan Mortgage Corp. (FHLMC)—11.2%
#G10330, 7.000%, due 1/1/10	22	22
#G90024, 7.000%, due 1/20/13	123	128
#G30093, 7.000%, due 12/1/17	61	64
#G30255, 7.000%, due 7/1/21	139	147
#E02360, 6.500%, due 7/1/22	1,016	1,061
#D95897, 5.500%, due 3/1/23	422	421
#G10728, 7.500%, due 7/1/32	431	466
#C01385, 6.500%, due 8/1/32	592	615
#A62719, 6.000%, due 6/1/37	1,374	1,399
#A63539, 6.000%, due 7/1/37	1,889	1,924
#A78138, 5.500%, due 6/1/38	2,000	1,972

Total FHLMC Mortgage Obligations	8,069	8,219

Federal National Mortgage Association (FNMA)—30.6%
#535559, 7.500%, due 9/1/12	658	681
#598453, 7.000%, due 6/1/15	23	24
#689612, 5.000%, due 5/1/18	765	765
#747903, 4.500%, due 6/1/19	662	646
#253847, 6.000%, due 5/1/21	467	477
#900725, 6.000%, due 8/1/21	398	409
#545437, 7.000%, due 2/1/32	326	345
#254548, 5.500%, due 12/1/32	1,817	1,803
#555522, 5.000%, due 6/1/33	832	803
#190337, 5.000%, due 7/1/33	707	682
#254868, 5.000%, due 9/1/33	1,469	1,417
#555880, 5.500%, due 11/1/33	868	861
#725027, 5.000%, due 11/1/33	1,176	1,135
#725205, 5.000%, due 3/1/34	913	881
#725238, 5.000%, due 3/1/34	919	887
#725220, 5.000%, due 3/1/34	1,735	1,674
#725424, 5.500%, due 4/1/34	931	923
#725611, 5.500%, due 6/1/34	738	731
#745092, 6.500%, due 7/1/35	934	969
#845188, 6.000%, due 12/1/35	914	924
#849191, 6.000%, due 1/1/36	168	171
#848782, 6.500%, due 1/1/36	1,378	1,426
#256859, 5.500%, due 8/1/37	1,802	1,762
#888967, 6.000%, due 12/1/37	2,107	2,141

Total FNMA Mortgage Obligations	22,707	22,537

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—6.6%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	$294	$277
First Plus 1997-4 M1 7.640%, due 9/11/23	AA		276	276
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	84
LSSCO, 2004-2, Tranche M2, 6.537%, due 2/28/33, VRN*	A		209	178
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA	+	236	152
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A		519	299
FHASI, 2004-AR4, Tranche 3A1, 4.603%, due 8/25/34, VRN	AAA		633	605
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A		44	42
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		23	16
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AAA		262	245
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A 4.840%, due 6/25/35	AAA		582	585
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C 4.950%, due 6/25/35	AAA		273	270
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA		300	301
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		125	75
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA		700	636
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		80	48
Mid-State Trust 2004-1, Tranche A 6.005%, due 8/15/37	AAA		744	725
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		70	60
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	50	9

Total Non-Agency Mortgage-Backed Obligations			5,553	4,883

Corporate Obligations—36.0%
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A	+	500	523
Household Finance Corporation, 8.000%, due 7/15/10	AA-		500	523
Bank of America Corporation, 4.250%, due 10/1/10	AA		500	496
Morgan Stanley Dean Witter & Company, 6.600%, due 4/1/12	AA-		600	610
General Electric Company, 6.000%, due 6/15/12	AAA		600	620

See accompanying Notes to Financial Statements.

72 Semi-Annual Report	June 30, 2008

Bond Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Simon Property Group, Inc., 6.350%, due 8/28/12	A-		$500	$501
Cox Communications, Inc., 7.125%, due 10/1/12	BBB		400	418
Boeing Capital Corporation, 5.800%, due 1/15/13	A	+	400	420
Wells Fargo & Company, 4.375%, due 1/31/13	AA	+	350	339
PepsiCo, Inc. 4.650%, due 2/15/13	AA		550	558
Verizon Communications, 4.350%, due 2/15/13	A	+	600	577
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB	+	650	646
John Deere Capital Corporation, 4.500%, due 4/3/13	A		700	691
Citigroup, Inc. 5.500%, due 4/11/13	AA-		700	683
Wal-Mart Stores, Inc. 4.250%, due 4/15/13	AA		700	696
American Movil SAB de C.V. 5.500%, due 3/1/14	A	-	700	688
SBC Communications, 5.100%, due 9/15/14	A		700	686
CODELCO, Inc.—144A, 4.750%, due 10/15/14	AA-		400	385
Johnson Controls, Inc. 5.500%, due 1/15/16	A-		400	384
ProLogis, 5.750%, due 4/1/16	BBB	+	400	377
XTO Energy, Inc. 5.650%, due 4/1/16	BBB		700	694
Omnicom Group, Inc., 5.900%, due 4/15/16	A-		400	391
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB		700	699
SAB Miller plc, 6.500%, due 7/1/16	BBB	+	700	723
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB	+	400	400
DuPont (E.I.) de Nemours, 5.250%, due 12/15/16	A		500	502
J.P. Morgan Chase & Co. 6.125%, due 6/27/17	AA-		600	591
Lehman Brothers Holdings 6.500%, due 7/19/17	A		610	564
Kimberly-Clark, 6.125%, due 8/1/17	A	+	600	623
American Express, 6.150%, due 8/28/17	A	+	600	586
IBM Corporation, 5.700%, due 9/14/17	A	+	700	711
Exelon Generation Company, LLC. 6.200%, due 10/1/17	A-		600	584
Union Pacific Corporation, 5.750%, due 11/15/17	BBB		525	516
Tesco plc, 5.500%, due 11/15/17	A		600	584
Abbott Laboratories, 5.600%, due 11/30/17	AA		600	605
Philip Morris International, Inc. 5.650%, due 5/16/18	A	+	500	486

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
BE Aerospace, Inc. 8.500%, due 7/1/18	BB	+	$500	$502
Iron Mountain, Inc. 8.000%, due 6/15/20	B	+	750	739
Ras Laffan Lng II, 5.298%, due 9/30/20	AA		400	373
Southwest Airlines Co., 6.150%, due 8/1/22	AA-		737	693
Kroger Company, 8.000%, due 9/15/29	BBB		400	445
Conoco Funding Company, 7.250%, due 10/15/31	A		400	458
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	400	319
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA-		400	358
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A-		250	241
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB	+	300	287
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A	+	500	465
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	300	279
Target Corporation, 6.500%, due 10/15/37	A	+	500	481
McDonald’s Corporation, 6.300%, due 3/1/38	A		500	495
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A-		300	265

Total Corporate Obligations			26,822	26,480

Total Fixed Income—98.4% (cost $73,095)			72,977	72,363

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	A	+	$419	419
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	A	+	100	100

Total Short-Term Investments—0.7% (cost $519)			519	519

Repurchase Agreement
State Street Bank & Trust Company, 3.800% dated 6/30/2008 due 7/1/2008, repurchase price $381, collateralized by FNMA Note, 4.120%, due 5/6/13	AAA		$317	317

Total Repurchase Agreement—0.4% (cost $317)			317	317

Total Investments—99.5% (cost $73,931)			$78,813	73,199

Cash and other assets, less liabilities—0.5%				387

Net Assets—100.0%				$73,586

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.57% of the net assets at June 30, 2008.

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 73

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a (0.13)% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 1.43%, while the Fund’s peer group, the Morningstar Short-term Bond Category, declined (0.42)%.

The first quarter of 2008 was a momentous one for the financial markets, with enough newsworthy events to fill an entire year. It was one of the worst quarters on record for the fixed income markets, and certainly since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13, when executives at Bear Stearns first informed financial regulators that the investment bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Following the Federal Reserve’s mediated sale of Bear Stearns to JP Morgan Chase during the first quarter, anxiety about the lack of liquidity in the marketplace seemed to temporarily abate. In fact, April was the best month of the year in terms of excess returns for fixed-income securities.

In addition, in late April the Fed lowered the federal funds rate a quarter of a percentage point to 2.00%.

During the April earnings season, however, the softness in GE’s earnings results heightened market sentiment that there was broad weakness throughout the economy and that the effects of the credit crisis were widespread. This negative sentiment really started to weigh on the market.

During May and June, the market grew overly concerned about the prospects for inflation, amidst a backdrop of rising oil and food prices, a weak housing market and worries about the economy. June was an especially weak month for the stock and fixed-income markets, with negative excess returns in the Corporate bond market.

74 Semi-Annual Report	June 30, 2008

In the Financial sector in particular, there appeared to be unrelenting concerns about the health of financial institutions. There were more write-downs by companies within this sector, which only served to reemphasize the persistence of the problems. Several high-profile companies, including Washington Mutual and Wachovia, replaced their CEOs.

After steepening very sharply in the first quarter of 2008, the interest rate yield curve retraced somewhat during the second quarter. The yield on 2-year Treasury notes decreased 0.43% from the end of 2007, while the yield on 10-year Treasury securities decreased 0.05%. The yield on 2-year Treasury notes was 2.62% on June 30, while the yield on 10-year Treasury securities finished the quarter at 3.97%.

Some non-agency mortgages in the Fund continued to struggle. Rising delinquencies and aversion to the sector by many investors drove prices lower. At June 30, the Fund’s exposure to the sector was 9.6% of the portfolio versus 13.8% at the end of 2007. In reducing the Fund’s exposure to the sector, some of these securities were sold at a significant loss versus the original purchase price, which we believe was in the best interest of investors given the likelihood of further difficulties in this sector.

What was the Fund’s investment strategy during the first half of the year? How is the Fund currently positioned?

We maintained a higher than usual concentration in U.S. Treasury securities during the first quarter. However, with risk premiums widening significantly in the Corporate bond market, we believed investors were being well compensated over the long-term. We saw what we thought were attractive entry points at which to establish positions, and we increased our exposure to this sector beginning in the first quarter. By mid-year, our exposure to Agency Mortgage-backed securities had declined slightly. We funded our purchases of Corporate bonds with the proceeds from the sale of Agency Mortgage-backed securities and prepayments from non-Agency Mortgage-backed securities.

Generally speaking we have tended to avoid financial companies, but sought to invest in consumer and manufacturing companies where the companies do not have exposure to write-downs from losses and significant capital and equity requirements. We have added to our credit exposure with a six-month to one-year time frame.

One theme that we have employed in our Fund is that we are taking advantage of foreign companies issuing debt in our markets, where they see good growth prospects and the credit market fundamentals are strong. With respect to specific companies, we favor brewer SAB Miller, where we believe the company’s international growth prospects are excellent, and were a participant in a new issue of Phillip Morris International, Inc. an international tobacco company, which was recently spun off from Altria.

It is worth noting the dramatic difference between rates in the regulated (federal funds) and LIBOR (London Interbank Offered Rate) market. LIBOR is the rate charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S. A number of Corporate bond securities will reset their rates based off of LIBOR, where rates have been pushed higher, and perhaps distorted.

What is your outlook going forward?

It is fair to say that most market participants have been searching for signs that the worst is over in terms of the credit crisis. Many had hoped the Bear Stearns sale would have ameliorated the current market environment. Three months hence there is still not a clear picture. Asset prices also reflect that our economy is in the midst of a recession, regardless of what actual GDP (Gross Domestic Product) data shows.

June 30, 2008	William Blair Funds 75

We are concerned about the prospects for interest rates rising in response to inflationary pressures. We expect domestic growth in the economy to be subpar, and to trend below 2% for another quarter or two. Ordinarily we would expect rates to be higher given current fundamentals, but the Federal Reserve has been espousing that rates will come down with weakness in the economy.

Finally, the second half of the year has the potential to bring significant change in leadership at the national level and in Congress, and we expect regulatory change and increased oversight to play an increased role in the post election period.

There is still “de-risking” and deleveraging going on in the marketplace, and until the process is complete, the question is not whether investors will own financial assets, but at what price they will pay to own those assets.

76 Semi-Annual Report	June 30, 2008

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	(0.13)%	0.50%	1.85%	2.03%	4.18%	—%
Income Fund Class I	(0.13)	0.64	2.01	2.18	—	4.50
Lehman Intermediate Government/Credit Bond Index	1.43	7.37	4.26	3.48	5.54	5.74
(a)	For the period from October 1, 1999 to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 77

Income Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—43.6%
U.S. Treasury—23.5%
U.S. Treasury Note, 6.500%, due 2/15/10	$7,000	$7,448
U.S. Treasury Note, 4.250%, due 9/30/12	18,445	19,204
U.S. Treasury Note, 4.750%, due 5/15/14	5,000	5,360
U.S. Treasury Note, 5.125%, due 5/15/16	8,560	9,333
U.S. Treasury Note, 4.750%, due 8/15/17	2,000	2,119

Total U.S. Treasury Obligations	41,005	43,464

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	14,850	371
#357322, 7.000%, due 9/15/23	7,000	195

Total Government National Mortgage Association	21,850	566

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.821%, due 11/1/08 (Interest Only) WAC	—	8

Federal Home Loan Mortgage Corp. (FHLMC)—5.6%
1612 SE, 8.100%, due 11/15/08	73	74
#G90028, 7.000%, due 5/17/09	30	30
#E80050, 6.000%, due 10/1/09	53	54
#G90019, 7.500%, due 12/17/09	78	78
#E00436, 7.000%, due 6/1/11	215	224
#G10708, 6.500%, due 8/1/12	142	148
#E72924, 7.000%, due 10/1/13	634	665
#E81697, 8.000%, due 5/1/15	1,630	1,729
#E81703, 7.000%, due 5/1/15	664	695
#E81908, 8.500%, due 12/1/15	103	114
#J02184, 8.000%, due 4/1/16	1,124	1,188
#G90022, 8.000%, due 9/17/16	446	471
#E90398, 7.000%, due 5/1/17	1,060	1,111
#M30028, 5.500%, due 5/1/17	139	142
#C67537, 9.500%, due 8/1/21	72	78
#D95621, 6.500%, due 7/1/22	2,631	2,734
#A45790, 7.500%, due 5/1/35	820	885

Total FHLMC Mortgage Obligations	9,914	10,420

Federal National Mortgage Association (FNMA)—14.2%
#1993-196, Tranche SA, 14.426%, due 10/25/08, VRN	29	29
#1993-221, Tranche SG, 9.846%, due 12/25/08, VRN	32	32
#765396, 5.500%, due 1/1/09	16	16
#2002-27, Tranche SW, 14.731%, due 5/25/09 VRN	681	700
#695512, 8.000%, due 9/1/10	172	177
#725479, 8.500%, due 10/1/10	237	239
#313816, 6.000%, due 4/1/11	201	207
#577393, 10.000%, due 6/1/11	114	121

	NRSRO Rating	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#577395, 10.000%, due 8/1/11		$463	$491
#254788, 6.500%, due 4/1/13		331	341
#725315, 8.000%, due 5/1/13		361	380
#593561, 9.500%, due 8/1/14		295	321
#567027, 7.000%, due 9/1/14		1,255	1,317
#458124, 7.000%, due 12/15/14		200	209
#567026, 6.500%, due 10/1/14		1,041	1,085
#576554, 8.000%, due 1/1/16		1,095	1,155
#576553, 8.000%, due 2/1/16		1,869	2,001
#555747, 8.000%, due 5/1/16		268	282
#735569, 8.000%, due 10/1/16		1,447	1,527
#725410, 7.500%, due 4/1/17		908	951
#643217, 6.500%, due 6/1/17		328	342
#679247, 7.000%, due 8/1/17		1,372	1,456
#740847, 6.000%, due 10/1/18		1,010	1,037
#852864, 7.000%, due 7/1/20		2,672	2,830
#458147, 10.000%, due 8/15/34		659	740
#835563, 7.000%, due 10/1/20		1,072	1,137
#735574, 8.000%, due 3/1/22		619	674
#679253, 6.000%, 10/1/22		1,485	1,519
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN		11	13
#806458, 8.000%, due 6/1/28		699	760
#880155, 8.500%, due 7/1/29		1,148	1,261
#797846, 7.000%, due 3/1/32		1,380	1,463
#745519, 8.500%, due 5/1/32		744	817
#654674, 6.500%, due 9/1/32		250	260
#733897, 6.500%, due 12/1/32		402	418

Total FNMA Mortgage Obligations		24,866	26,308

Non-Agency Mortgage-Backed Obligations—9.6%
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	114	111
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA	938	936
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	198	190
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	53	53
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A	128	125
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A	350	343
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	1,216	765
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 6/25/32	A	1,107	1,037
LSSCO, 2004-2, Tranche M1, 6.059%, due 2/28/33, VRN*	AA	546	543
LSSCO, 2004-2, Tranche M2, 6.059%, due 2/28/33, VRN*	A	418	355
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33	AAA	16	15
Residential Asset Mortgage Products, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	AA	1,210	715

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2008

Income Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
ACE, 2004-SD1, Tranche M3, 5.233%, due 11/25/33, VRN	BBB		$2,099	$1,036
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A		1,955	1,836
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB		1,332	967
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		858	628
Soundview Home Equity Loan Trust, 2005-B, Tranche M1 5.635%, due 5/25/35	Aaa		661	618
Security National Mortgage Loan Trust, 2005-2A, Tranche B1, 7.750%, due 2/25/36*	BBB		1,550	620
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		2,075	1,240
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		2,195	1,320
Security National Mortgage Loan Trust, 2006-2A, Tranche M2, 7.500%, due 10/25/36*	A		600	469
Security National Mortgage Loan Trust, 2006-3A, Tranche M2, 7.500%, due 1/25/37*	A		1,000	725
Blackrock Capital Finance, 1997-R1 WAC, 1.849%, due 3/25/37, VRN*	AAA		274	206
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		2,638	2,269
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39	AA	+	1,075	498
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39	A	+	625	115

Total Non-Agency Mortgage-Backed Obligations			25,231	17,735

Corporate Obligations—41.6%
Diageo Capital PLC, 7.250%, due 11/1/09	A		1,500	1,574
Philips Petroleum, 8.750%, due 5/25/10	A		1,500	1,632
HSBC Finance Corporation, 8.000%, due 7/15/10	AA-		1,450	1,516
Textron Inc., 4.500%, due 8/1/10	A		1,250	1,248
Boeing Capital Corporation, 7.375%, due 9/27/10	A	+	1,549	1,658
Target Corporation, 6.350%, due 1/15/11	A		1,250	1,304
Pacific Gas & Electric PCG, 4.200%, due 3/1/11	A		1,250	1,240
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A		1,250	1,304

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Lehman Brothers Holdings, Inc., 6.625%, due 1/18/12	A	+	$1,650	$1,633
ERP Operating LP 6.625%, due 3/15/12	A		1,000	1,016
BHP Billiton Finance, 5.125%, due 3/29/12	A	+	1,195	1,192
Morgan Stanley Dean Witter & Company, 6.600%, due 4/1/12	AA-		1750	1,779
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA		1,650	1,705
Citigroup, Inc., 5.625%, due 8/27/12	A		1,675	1,648
Simon Property Group, Inc. 5.625%, due 8/28/12	A-		1,000	1,002
Cox Communication Inc, 7.125%, due 10/1/12	BBB		1,500	1,566
Wells Fargo & Company, 4.375%, due 10/1/12	AA	+	900	871
Kroger Company, 5.500%, due 2/1/13	BBB		1,000	1,003
Ohio Power Company, 5.500%, due 2/15/13	BBB		1,900	1,901
PepsiCo, Inc. 4.650%, due 2/15/13	Aa2		1,450	1,472
Verizon Communications, 4.350%, due 2/15/13	A	+	1,725	1,660
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB	+	1,000	994
Deere John Capital Company, 4.500%, due 4/3/13	A		1,000	989
Wal- Mart Stores 4.250%, due 4/3/13	AA		1,000	994
American Movil SA, 5.500%, due 3/1/14	A3		2,000	1,967
Bank of America Corporation, 5.375%, due 6/15/14	AA		1,575	1,547
AT&T, Inc. 5.100%, due 9/15/14	A		1,750	1,715
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	AA-		2,000	1,910
Codeloc Inc., 4.750%, due 10/15/14*	A		1,815	1,745
United Technologies Corporation, 4.875%, due 10/15/14	A		1,500	1,491
Pemex Master Trust, 5.750%, due 12/15/15	BBB	+	2,000	2,026
Johnson Controls, Inc., 5.500%, due 1/15/16	A-		1,925	1,847
Teva Pharmaceutical Finance LLC. 5.500%, due 2/1/16	BBB		2,000	1,954
Omnicom Group, Inc., 5.900%, due 4/15/16	A-		2,000	1,954
ProLogis, 5.750%, due 4/15/16	BBB	+	1,500	1,413
YUM! Brands, Inc., 6.250%, 4/15/16	BBB		1,939	1,936
Sabmiller plc, 6.500%, due 7/1/16	BBB	+	1600	1,652

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 79

Income Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Petrobras International Finance Corporation, 6.125%, due 10/6/16	BBB-		$2,000	$2,000
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	1,000	1,006
BHP Billiton Finance, 5.400%, due 3/29/17	A	+	1,000	955
J.P. Morgan Chase & Company, 6.125%, due 6/27/17	A	+	1,750	1,722
Kimberly-Clark Corporation 6.125%, due 8/1/17	A	+	2,000	2,077
American Express, 6.150%, due 8/28/17	A	+	1,500	1,465
IBM Corporation, 5.700%, due 9/14/17	A	+	1,750	1,776
Exelon Generation Company, LLC 6.200%, due 10/1/17	A3		2,000	1,948
Tesco PLC, 5.500%, due 11/15/17	A	+	1,750	1,703
Abbott Laboratories, 5.600%, due 11/30/17	AA		1,650	1,664
Philips Morris International, Inc. 5.650%, due 5/16/18	A		1,250	1,215
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2		2,000	1,867
Southwest Airlines Company, 6.150%, due 8/1/22	AA-		1,621	1,524

Total Corporate Obligations			77,269	76,980

Total Long Term Investments—94.8% (cost $183,133)			$200,135	175,481

	NRSRO Rating		Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	A	+	$3,000	$3,000
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	A	+	3,000	3,000

Total Short-Term Investments—3.2% (cost $6,000)			6,000	6,000

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $1,710, collateralized by FNMA, 4.120% due 5/6/13			$1,674	1,674

Total Repurchase Agreement—0.9% (Cost $1,674)
Total Investments—98.9% (cost $190,807)			$207,809	183,155

Cash and other assets, less liabilities—1.1%				2,076

Net Assets—100.0%				$185,231

See accompanying Notes to Financial Statements.

80 Semi-Annual Report	June 30, 2008

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 7.04% of the net assets at June 30, 2008.

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ready Reserves Fund 6/30/08

Federal Reserve Board Monetary policy continued to be the focus of the money markets during the first half of 2008.

During the first quarter the Federal Reserve Board (the “Fed”) engineered a series of interest rate cuts in an effort to avert or soften a recession. The Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

In addition, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

The Fed easing occurred against a backdrop of one of the biggest financial crises in more than a decade,

On March 13, executives at Bear Stearns informed financial regulators that the investment bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Fed’s efforts were widely seen as an effort on the part of the nation’s central bank to restore confidence to financial markets and encourage financial institutions to resume lending to one another.

The Fed’s 0.75% reduction in the federal funds rate on March 18 was one of the deepest in Fed history. Following a 0.25% reduction in the federal funds rate in late April, Federal Reserve Chairman Ben Bernanke indicated an end to interest rate cuts in the Fed’s recent efforts to stimulate a slowing economy. For the time being the Federal Reserve appeared equally hesitant to raise interest rates, in spite of their concerns about inflationary pressures, to avoid the risk of choking economic growth.

In its latest statement following its meeting during the last week of June, the Fed said that it expected inflation to moderate later this year and next year, but “in light of the continued increases in the prices of energy and some other commodities and the elevated state of some indicators of inflation expectations, uncertainty about the inflation outlook remains high.” However, the statement said that “labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing contraction and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

We presently intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and we also will continue to emphasize floating-rate obligations, which price off of LIBOR.

It is worth noting the dramatic difference between rates in the regulated (federal funds) and LIBOR (London Interbank Offered Rate) market. LIBOR is the rate charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S. A number of Corporate bond securities will reset their rates based off of LIBOR, where rates have been pushed higher, and perhaps distorted. The Ready Reserves Fund has been a beneficiary of this development.

June 30, 2008	William Blair Funds 81

At June 30, 2008, the Fund’s average maturity was approximately 56 days, compared to 54 days at March 31, 2008 and 48 days at December 31, 2007.

The Fund’s 30-Day SEC Yield was 2.09% on June 30, 2008, compared to 2.69% on March 31, 2008, and 4.30% on December 31, 2007. The return for the 6 months ended June 30, 2008, of the Fund’s Class N Shares was 1.40%, versus the 1.29% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.49 billion, compared to $1.57 billion at March 31, 2008 and $1.40 billion at December 31, 2007.

82 Semi-Annual Report	June 30, 2008

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2008 was 2.13%.

Average Annual Total Returns—Class N Shares Year ended June 30, 2008.

	Year to Date	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	1.40%	3.75%	4.07%	2.85%	3.25%
AAA-Rated Money Market Funds	1.29%	3.52%	3.92%	2.72%	3.22%

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investment’s on June 30, 2008. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 83

Ready Reserves Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate Notes—6.8%
Federal Farm Credit Bank, (FFCB), 3.000%-4.875%, 7/28/08-1/15/09	$6,639	$6,629
Federal Home Loan Bank (FHLB), 2.589%-5.945%, 7/15/08-9/19/08	64,587	64,529
Federal National Mortgage Association (FNMA), 3.500%-4.500%, 7/15/08-9/15/08	30,896	30,803

Total U.S. Agency Fixed Rate Notes	102,122	101,961

U.S. Agency Variable Rate Notes—4.7%
Federal Farm Credit (FFCB), 2.291%-2.405%, 8/1/08-7/20/09	20,633	20,635
Federal Home Loan Bank (FHLB), 2.305%-2.703%, 10/2/08-2/11/09	34,110	34,105
Federal Home Loan Mortgage Corporation (FHLMC), 2.356%, 4/7/09	15,000	15,000

Total U.S. Agency Variable Rate Notes	69,743	69,740

U.S. Agency Discount Notes—7.1%
Federal Home Loan Bank (FHLB), 2.200%-2.285%, 7/9/08-8/1/08	22,922	22,889
Federal Home Loan Mortgage Corporation (FHLMC), 2.045%-2.280%, 7/9/08-11/10/08	65,086	64,885
Federal National Mortgage Association (FNMA), 2.070% -2.260%, 7/2/08-8/8/08	17,500	17,483

Total U.S. Agency Discount Notes	105,508	105,257

Canadian Government Fixed Rate Notes—0.6%
Canadian Government, 5.250%, 11/5/08	8,795	8,770

Total Canadian Government Fixed Rate Notes	8,795	8,770

Fixed Rate Notes—26.3%
Abbott Laboratories, 3.500%-5.375% , 2/17/09-5/15/09	22,702	22,627
American Honda Finance Corp, 2.698%-4.200%, 7/7/08-11/6/08	32,851	32,826
AT&T Corporation, 6.000%, 3/15/09	6,771	6,769
Atlantic Richfield, 5.900%, 4/15/09	10,506	10,443
Bellsouth Corporation, 2.776%, 8/15/08	17,545	17,542
Berkshire Hathaway, 3.375%, 10/15/08	26,550	26,638
Boeing Capital Corporation, 4.750%, 8/25/08	3,863	3,852
BP Canada Finance, 3.625%, 1/15/09	2,546	2,546
Caterpillar Financial Services, 3.700%-4.500%, 7/15/08-3/4/09	34,233	34,234
Colgate-Palmolive, 5.580%, 11/6/08	15,339	15,225
General Electric Capital Corporation, 3.007%-8.500%, 7/24/08-4/1/09	21,323	21,273
IBM Corporation, 4.375%-5.400%, 10/1/08-6/1/09	6,295	6,290
John Deere Capital Corp, 2.984%-6.000%, 7/15/08-2/15/09	23,986	23,936
National Rural Utility Coop, 5.750%, 12/1/08	2,020	2,019

Issuer	Principal Amount	Amortized Cost
Fixed Rate Notes—(continued)
Pfizer, Inc., 3.300%, 3/2/09	$8,793	$8,772
Private Export Funding, 5.870%, 7/31/08	506	501
Procter & Gamble, 3.500%, 12/15/08	13,525	13,522
Procter & Gamble International Finance, 5.300%, 7/6/09	10,740	10,731
Target Corporation, 5.400%, 10/1/08	8,653	8,598
Toyota Motor Credit, 2.875%-5.500%, 8/1/08-12/15/08	18,432	18,531
U.S. Bank, 3.400%-6.300%, 7/15/08-4/28/09	47,524	47,299
Verizon North, 5.650%, 11/15/08	2,026	2,016
Wal-Mart Stores, 3.375%, 10/1/08	20,640	20,744
Wells Fargo & Co., 3.120%-5.875%, 8/15/08-4/1/09	34,289	34,399

Total Fixed Rate Notes	391,658	391,333

Variable Rate Notes—11.7%
American Honda Finance Corp, 2.737%, 3/9/09	6,998	6,999
BP AMI Leasing, 2.819%, 6/26/09	10,000	10,000
Caterpillar Financial Services, 2.766%-2.977%, 10/28/08-3/10/09	14,537	14,539
General Electric Capital Corporation, 2.580%-3.000%, 10/24/08-6/15/09	23,982	23,978
General Electric Company, 2.717%, 12/9/08	10,549	10,547
IBM Corporation, 2.418%, 9/2/08	9,991	9,998
IBM International Group, 2.735%, 2/13/09	10,848	10,848
PACCAR Financial, 2.449%-2.947%, 9/2/08 -6/3/09	37,484	37,494
Procter & Gamble International, 2.738%, 7/6/09	11,579	11,578
SBC Communications, 2.888%, 11/14/08	15,023	15,024
Toyota Motor Credit, 2.470%-2.475%, 10/6/08-6/8/09	20,004	20,002
U.S. Bancorp, 2.513%, 4/28/09	3,893	3,894

Total Variable Rate Notes	174,888	174,901

Asset-Backed Commercial Paper—21.5%
Alpine Securitization, 2.500%-2.520%, 7/3/08-7/9/08	15,000	14,996
Amsterdam Funding Corporation, 2.550%, 7/1/08	10,000	10,000
Chariot Funding, L.L.C., 2.750%, 7/29/08-7/30/08	25,000	24,946
Daimler Chrysler Revolving Auto, 2.650%-2.750%, 7/16/08-7/24/08	30,000	29,959
FCAR Owner Trust, 2.750%-2.950%, 7/3/08-8/5/08	30,000	29,955
Kittyhawk Funding, 2.470%, 7/10/08	10,000	9,994
New Center Asset Trust, 2.900%, 7/31/08-8/6/08	30,000	29,920
Old Line Funding, 2.520%-2.550%, 7/2/08-7/8/08	30,000	29,994
Park Avenue Receivables, 2.550%, 7/18/08	15,000	14,982
Ranger Funding, 2.500%-2.570%, 7/14/08-7/22/08	28,811	28,774
Sheffield Receivables, 2.550%, 7/17/08	15,697	15,679

See accompanying Notes to Financial Statements.

84 Semi-Annual Report	June 30, 2008

Ready Reserves Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Asset-Backed Commercial Paper—(continued)
Thames Asset Global Securitization, 2.600%-2.900%, 7/9/08-8/6/08	$28,159	$28,111
Thunder Bay Funding, 2.510%-2.600%, 7/10/08-7/11/08	17,332	17,320
Wal-Mart Funding, 2.550%, 7/17/08	15,000	14,983
Windmill Funding Corporation, 2.570%-2.650%, 7/11/08-7/23/08	20,000	19,976

Total Asset-Backed Commercial Paper	319,999	319,589

Commercial Paper—11.4%
Abbott Laboratories, 2.220%, 8/1/08	5,000	4,990
Brown-Forman Corporation, 2.190%-2.200%, 7/22/08-7/29/08	7,600	7,588
Coca-Cola Company, 2.020%-2.160%, 7/1/08-7/23/08	25,000	24,981
Conoco Phillips Qatar, 2.040%-2.360%, 7/11/08-9/4/08	15,800	15,763
IBM Capital, 2.200%, 7/24/08	5,000	4,993
John Deere Credit Ltd., 2.200% , 7/16/08	10,000	9,991
Kimberly-Clark Worldwide, 2.150% , 7/14/08	5,542	5,538
National Rural Utility Coop, 2.190%-2.300%, 7/8/08-7/23/08	25,000	24,980
Pfizer, Inc., 2.650%, 7/7/08	25,000	24,989
Private Export Funding, 2.100%-2.180%, 7/9/08-10/20/08	30,000	29,906
Toyota Motor Credit, 2.350%, 7/31/08	6,000	5,988
Wells Fargo Corporation, 2.350%, 8/4/08	10,000	9,978

Total Commercial Paper	169,942	169,685

Demand Notes—9.9%
American Express Credit Corporation, VRN, 2.333%, 7/1/08	73,407	73,407
Prudential Funding, VRN, 2.430%, 7/1/08	73,714	73,714

Total Demand Notes	147,121	147,121

Repurchase Agreement—0.3%
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $5,416, collateralized by FNMA Note, 4.120% due 5/6/13	5,416	5,416

Total Repurchase Agreement	5,416	5,416

Total Investments—100.3% (Cost $1,493,773)	$1,495,192	1,493,773

Liabilities, plus cash and other assets—(0.3)%		(5,047)

Net Assets—100.0%		$1,488,726

Portfolio Weighted Average Maturity		56 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 85

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax - Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$304,531	$8,535	$28,255	$587,198
Investments in Affiliated Companies, at cost	—	—	—	190,212
Investments in Affiliated Fund, at cost	4,723	232	338	572

Investments in securities, at value	$341,176	$9,701	$30,463	$598,107
Investments in Affiliated Companies, at value	—	—	—	112,010
Investments in Affiliated Fund, at value	4,723	232	338	572
Receivable for securities sold	1,449	—	687	22,243
Receivable for fund shares sold	—	—	36	693
Dividend and interest receivable	135	5	11	167

Total assets	347,483	9,938	31,535	733,792
Liabilities
Payable for investment securities purchased	—	—	433	8,179
Payable for fund shares redeemed	152	—	89	2,597
Management fee payable	236	2	10	692
Distribution fee payable	26	—	2	76
Other accrued expenses	170	17	10	115

Total liabilities	584	19	544	11,659

Net Assets	$346,899	$9,919	$30,991	$722,133

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$31	$1	$4	$37
Capital paid in excess of par value	300,193	8,797	33,858	813,019
Accumulated net investment income (loss)	(647)	(9)	(31)	(3,846)
Accumulated realized gain (loss)	10,677	(36)	(5,048)	(19,784)
Net unrealized appreciation (depreciation) of investments and foreign currencies	36,645	1,166	2,208	(67,293)

Net Assets	$346,899	$9,919	$30,991	$722,133

Class N Shares
Net Assets	$122,110	$822	$6,805	$346,284
Shares Outstanding	11,237,079	75,088	989,617	17,765,326
Net Asset Value Per Share	$10.87	$10.95	$6.88	$19.49
Class I Shares
Net Assets	$224,789	$9,097	$24,186	$375,849
Shares Outstanding	20,101,264	813,087	3,454,014	18,781,985
Net Asset Value Per Share	$11.18	$11.19	$7.00	$20.01

See accompanying Notes to Financial Statements.

86 Semi-Annual Report	June 30, 2008

Statements of Operations

for the Period Ended June 30, 2008 (all amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$906	$37	$117	$1,382
Less foreign tax withheld	—	—	(1)	(9)
Dividend Income from Affiliated Fund	24	3	3	18
Dividend Income from Affiliated Company	—	—	—	—
Interest	131	5	11	375

Total income	1,061	45	130	1,766
Expenses
Investment advisory fees	1,287	39	125	4,638
Distribution fees	147	1	8	513
Custodian fees	15	14	19	26
Transfer agent fees	189	3	6	322
Professional fees	18	10	15	28
Registration fees	18	15	15	27
Other expenses	34	4	15	58

Total expenses before waiver	1,708	86	203	5,612
Expenses reimbursed to (waived or absorbed) by the Advisor	—	(32)	(42)	—

Net expenses	1,708	54	161	5,612

Net investment income (loss)	(647)	(9)	(31)	(3,846)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	5,199	45	(498)	(31,393)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(30,755)	(1,014)	(2,342)	(130,640)

Net increase (decrease) in net assets resulting from operations	$(26,203)	$(978)	$(2,871)	$(165,879)

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 87

Statements of Changes in Net Assets

for the Period Ended June 30, 2008 and the Year Ended December 31, 2007 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007	2008	2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(647)	$(311)	$(9)	$1	$(31)	$14	$(3,846)	$(14,377)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	5,199	33,557	45	950	(498)	597	(31,393)	77,343
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(30,755)	4,809	(1,014)	55	(2,342)	1,829	(130,640)	(84,141)

Net increase (decrease) in net assets resulting from operations	(26,203)	38,055	(978)	1,006	(2,871)	2,440	(165,879)	(21,175)
Distributions to shareholders from
Net investment income	—	—	—	(10)	—	(14)	—	—
Net realized gain	—	(33,894)	—	—	—	—	—	(68,381)

	—	(33,894)	—	(10)	—	(14)	—	(68,381)
Capital stock transactions
Net proceeds from sale of shares	28,574	116,201	388	987	2,898	23,671	86,338	289,096
Shares issued in reinvestment of income dividends and capital gain distributions	—	31,770	—	9	—	13	—	65,191
Less cost of shares redeemed	(25,116)	(47,013)	(353)	(774)	(2,703)	(12,634)	(292,745)	(431,486)

Net increase (decrease) in net assets resulting from capital share transactions	3,458	100,958	35	222	195	11,050	(206,407)	(77,199)

Increase (decrease) in net assets	(22,745)	105,119	(943)	1,218	(2,676)	13,476	(372,286)	(166,755)
Net assets
Beginning of year	369,644	264,525	10,862	9,644	33,667	20,191	1,094,419	1,261,174

End of period	$346,899	$369,644	$9,919	$10,862	$30,991	$33,667	$722,133	$1,094,419

Undistributed net investment income (loss) at the end of the period	$(647)	$—	$(9)	$—	$(31)	$—	$(3,846)	$—

See accompanying Notes to Financial Statements.

88 Semi-Annual Report	June 30, 2008

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Mid Cap Growth Fund	Small- Mid Cap Growth Fund	Global Growth Fund	International Growth Fund
Assets
Investments in securities, at cost	$48,829	$119,871	$55,253	$6,363,847
Investments in Affiliated Fund, at cost	514	22	624	34,619

Investments in securities, at value	$50,051	$123,610	$53,978	$7,353,999
Investments in Affiliated Fund, at value	514	22	624	34,619
Foreign currency, at value (cost $71 and $15,820)	—	—	74	15,840
Receivable for fund shares sold	129	53	133	9,692
Receivable for securities sold	—	—	238	40,109
Dividend and interest receivable	10	24	49	20,974

Total assets	50,704	123,709	55,096	7,475,233
Liabilities
Payable for investment securities purchased	—	57	1,243	62,270
Payable for fund shares redeemed	—	2	1	6,570
Management fee payable	25	88	67	6,201
Distribution fee payable	1	3	2	1,035
Foreign tax liability	—	—	—	383
Other accrued expenses	28	29	17	45

Total liabilities	54	179	1,330	76,504

Net Assets	$50,650	$123,530	$53,766	$7,398,729

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$11	$6	$286
Capital paid in excess of par value	51,230	126,230	57,433	6,342,004
Accumulated net investment income (loss)	(143)	(359)	467	(46,970)
Accumulated realized gain (loss)	(1,664)	(6,091)	(2,868)	113,001
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,222	3,739	(1,272)	990,408

Net Assets	$50,650	$123,530	$53,766	$7,398,729

Class N Shares
Net Assets	$6,585	$13,579	$12,062	$4,684,211
Shares Outstanding	626,967	1,183,239	1,321,949	182,063,456
Net Asset Value Per Share	$10.50	$11.48	$9.12	$25.73
Class I Shares
Net Assets	$44,065	$109,951	$41,704	$2,714,518
Shares Outstanding	4,163,241	9,463,795	4,558,993	103,617,235
Net Asset Value Per Share	$10.58	$11.62	$9.15	$26.20

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 89

Statements of Operations

for the Period Ended June 30, 2008 (all amounts in thousands) (unaudited)

	Mid Cap Growth Fund	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund

Investment income
Dividends	$110	$275	$800	$132,008
Less foreign tax withheld	—	—	(30)	(6,848)
Dividend Income from Affiliated Fund	2	1	18	141
Interest	19	60	34	4,316

Total income	131	336	822	129,617
Expenses
Investment advisory fees	226	611	244	37,925
Distribution fees	8	18	15	6,020
Shareholder services fees	—	—	37	—
Custodian fees	19	24	36	754
Transfer agent fees	10	24	9	1,762
Professional fees	14	16	20	142
Registration fees	15	17	22	66
Other expenses	18	10	29	555

Total expenses before waiver	310	720	412	47,224
Expenses reimbursed to (waived or absorbed) by the Advisor	(36)	(25)	(73)	—

Net expenses	274	695	339	47,224

Net investment income (loss)	(143)	(359)	483	82,393
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(829)	(4,921)	(2,409)	(50,387)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	—	(1)	(6,991)

Total net realized gain (loss)	(829)	(4,921)	(2,410)	(57,378)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(2,314)	(10,214)	(1,387)	(971,338)

Net increase (decrease) in net assets resulting from operations	$(3,286)	$(15,494)	$(3,314)	$(946,323)

See accompanying Notes to Financial Statements.

90 Semi-Annual Report	June 30, 2008

Statements of Changes in Net Assets

for the Period Ended June 30, 2008 and the Year Ended December 31, 2007 (all amounts in thousands)

	Mid Cap Growth Fund		Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund
	2008	2007	2008	2007	2008	2007(a)	2008	2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(143)	$(133)	$(359)	$(647)	$483	$8	$82,393	$35,450
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(829)	1,780	(4,921)	10,493	(2,410)	(468)	(57,378)	814,604
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(2,314)	2,472	(10,214)	2,316	(1,387)	115	(971,338)	325,850

Net increase (decrease) in net assets resulting from operations	(3,286)	4,119	(15,494)	12,162	(3,314)	(345)	(946,323)	1,175,904
Distributions to shareholders from
Net investment income	—	—	—	—	—	(17)	—	(91,166)
Net realized gain	—	(2,295)	—	(11,850)	—	—	—	(765,168)

	—	(2,295)	—	(11,850)	—	(17)	—	(856,334)
Capital stock transactions
Net proceeds from sale of shares	13,389	25,023	23,659	33,865	13,812	46,237	1,238,743	1,936,694
Shares issued in reinvestment of income dividends and capital gain distributions	—	2,160	—	10,904	—	15	—	814,447
Less cost of shares redeemed	(4,846)	(3,253)	(9,136)	(13,346)	(2,308)	(314)	(942,345)	(1,289,183)

Net increase (decrease) in net assets resulting from capital share transactions	8,543	23,930	14,523	31,423	11,504	45,938	296,398	1,461,958

Increase (decrease) in net assets	5,257	25,754	(971)	31,735	8,190	45,576	(649,925)	1,781,528
Net assets
Beginning of year	45,393	19,639	124,501	92,766	45,576	—	8,048,654	6,267,126

End of period	$50,650	$45,393	$123,530	$124,501	$53,766	$45,576	$7,398,729	$8,048,654

Undistributed net investment income (loss) at the end of the period	$(143)	$—	$(359)	$—	$467	$(16)	$(46,970)	$(129,363)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 91

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	International Equity Fund	International Small Cap Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$375,720	$419,699	$839,087	$95,344
Investments in Affiliated Fund, at cost	3,863	5,245	4,344	1,607

Investments in securities, at value	$413,888	$446,731	$903,336	$92,208
Investments in Affiliated Fund, at value	3,863	5,245	4,344	1,607
Foreign currency, at value (cost $489, $809, $1,419 and $120)	501	792	1,406	124
Receivable for fund shares sold	3,302	185	173	505
Receivable for securities sold	2,176	2,325	2,025	—
Dividend and interest receivable	1,425	366	1,909	123

Total assets	425,155	455,644	913,193	94,567
Liabilities
Payable for investment securities purchased	4,274	3,149	—	—
Payable for fund shares redeemed	396	1,278	895	1
Management fee payable	265	380	825	144
Distribution and shareholder administration fee payable	18	27	73	1
Foreign tax liability	29	33	896	9
Other accrued expenses	13	63	94	35

Total liabilities	4,995	4,930	2,783	190

Net Assets	$420,160	$450,714	$910,410	$94,377

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$28	$34	$49	$10
Capital paid in excess of par value	387,997	441,154	760,333	99,341
Accumulated net investment income (loss)	(1,544)	(1,664)	(1,596)	270
Accumulated realized gain (loss)	(4,547)	(15,802)	88,133	(2,113)
Net unrealized appreciation (depreciation) of investments and foreign currencies	38,226	26,992	63,491	(3,131)

Net Assets	$420,160	$450,714	$910,410	$94,377

Class N Shares
Net Assets	$88,335	$22,375	$58,060
Shares Outstanding	6,005,591	1,727,020	3,135,071
Net Asset Value Per Share	$14.71	$12.96	$18.52
Class I Shares
Net Assets	$331,825	$154,904	$238,842	$5,514
Shares Outstanding	22,356,423	11,904,124	12,836,830	572,371
Net Asset Value Per Share	$14.84	$13.01	$18.61	$9.63

See accompanying Notes to Financial Statements.

92 Semi-Annual Report	June 30, 2008

Statements of Operations

for the Period Ended June 30, 2008 (all amounts in thousands) (unaudited)

	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund(a)
Investment income
Dividends	$5,992	$3,524	$15,008	$516
Less foreign tax withheld	(452)	(276)	(527)	(26)
Dividend Income from Affiliated Fund	85	48	19	7
Interest	182	200	143	15

Total income	5,807	3,496	14,643	512
Expenses
Investment advisory fees	2,080	2,051	5,416	211
Distribution fees	82	27	80	—
Shareholder services fees	—	126	237	2
Custodian fees	69	74	290	32
Transfer agent fees	115	37	77	4
Professional fees	25	18	32	10
Registration fees	44	23	44	13
Other expenses	23	25	6	9

Total expenses before waiver	2,438	2,381	6,182	281
Expense reimbursed to (waived or absorbed) by the Advisor	—	—	208	(39)

Net expenses	2,438	2,381	6,390	242

Net investment income (loss)	3,369	1,115	8,253	270
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(7,090)	(19,596)	49,333	(1,949)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(275)	(363)	(1,081)	(164)

Total net realized gain (loss)	(7,365)	(19,959)	48,252	(2,113)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(44,368)	(10,056)	(231,005)	(3,131)

Net increase (decrease) in net assets resulting from operations	$(48,364)	$(28,900)	$(174,500)	$(4,974)

(a)	For the period from March 26, 2008 (Commencement of Operations) until June 30, 2008.

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 93

Statements of Changes in Net Assets

for the Period Ended June 30, 2008 and the Year Ended December 31, 2007 (all amounts in thousands)

	International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2008	2007	2008	2007	2008	2007	2008(a)
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$3,369	$2,577	$1,115	$818	$8,253	$(1,119)	$270
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(7,365)	27,069	(19,959)	29,596	48,252	220,106	(2,113)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(44,368)	27,356	(10,056)	6,611	(231,005)	117,024	(3,131)

Net increase (decrease) in net assets resulting from operations	(48,364)	57,002	(28,900)	37,025	(174,500)	336,011	(4,974)
Distributions to shareholders from
Net investment income	—	(3,639)	—	(2,890)	—	(7,865)	—
Net realized gain	—	(26,593)	—	(27,584)	—	(199,782)	—

	—	(30,232)	—	(30,474)	—	(207,647)	—
Capital stock transactions
Net proceeds from sale of shares	102,324	125,416	101,676	188,786	29,259	192,579	106,623
Shares issued in reinvestment of income dividends and capital gain distributions	—	29,404	—	25,293	—	201,805	—
Less cost of shares redeemed	(42,409)	(70,697)	(23,521)	(51,140)	(110,203)	(170,543)	(7,272)

Net increase (decrease) in net assets resulting from capital share transactions	59,915	84,123	78,155	162,939	(80,944)	223,841	99,351

Increase (decrease) in net assets	11,551	110,893	49,255	169,490	(255,444)	352,205	94,377
Net assets
Beginning of year	408,609	297,716	401,459	231,969	1,165,854	813,649	—

End of period	$420,160	$408,609	$450,714	$401,459	$910,410	$1,165,854	$94,377

Undistributed net investment income (loss) at the end of the period	$(1,544)	$(4,913)	$(1,664)	$(2,779)	$(1,596)	$(9,849)	$270

(a)	For the period from March 26, 2008 (Commencement of Operations) until June 30, 2008.

See accompanying Notes to Financial Statements.

94 Semi-Annual Report	June 30, 2008

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$46,438	$73,931	$190,807	$1,493,773
Investments in Affiliated Fund, at cost	531	—	—	—

Investments in securities, at value	$44,286	$73,199	$183,155	$1,493,773
Investments in Affiliated Fund, at value	531	—	—	—
Receivable for securities sold	279	201	—	—
Receivable for fund shares sold	56	100	107	—
Receivable from Advisor	7	7	—	—
Dividend and interest receivable	65	722	2,081	6,269

Total assets	45,224	74,229	185,343	1,500,042
Liabilities
Payable for investment securities purchased	496	505	—	9,978
Payable for fund shares redeemed	—	126	23	—
Management fee payable	—	—	71	266
Distribution fee payable	30	—	11	—
Shareholder service payable	—	8	—	402
Dividend payable	—	—	—	352
Other accrued expenses	7	4	7	318

Total liabilities	533	643	112	11,316

Net Assets	$44,691	$73,586	$185,231	$1,488,726

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$4	$7	$20	$1,189
Capital paid in excess of par value	48,766	74,005	223,062	1,488,430
Accumulated net investment income (loss)	229	155	391	84
Accumulated realized gain (loss)	(2,156)	151	(30,590)	(977)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(2,152)	(732)	(7,652)	—

Net Assets	$44,691	$73,586	$185,231	$1,488,726

Class N Shares
Net Assets	$9,733	$796	$66,617	$1,488,726
Shares Outstanding	912,092	80,033	7,339,362	1,488,780,037
Net Asset Value Per Share	$10.67	$9.95	$9.08	$1.00
Class I Shares
Net Assets	$34,958	$61,749	$118,614
Shares Outstanding	3,219,351	6,224,355	13,061,824
Net Asset Value Per Share	$10.86	$9.92	$9.08

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 95

Statements of Operations

for the Period Ended June 30, 2008 (all amounts in thousands) (unaudited)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$444	$8	$—	$—
Dividend Income from Affiliated Fund	1	—	—	—
Interest	10	1,881	5,105	25,416

Total income	455	1,889	5,105	25,416
Expenses
Investment advisory fees	248	108	600	1,779
Distribution fees	13	1	52	—
Shareholder services fees	—	45	—	2,623
Custodian fees	22	15	24	2
Transfer agent fees	30	3	31	11
Professional fees	15	10	16	36
Registration fees	18	11	17	12
Other expenses	9	55	59	151

Total expenses before waiver	355	248	799	4,614
Expenses reimbursed to (waived or absorbed) by the Advisor	(100)	(76)	(1)	—

Net expenses	255	172	798	4,614

Net investment income (loss)	200	1,717	4,307	20,802
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(551)	347	(1,423)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(2,362)	(1,471)	(2,826)	—

Net increase (decrease) in net assets resulting from operations	$(2,713)	$593	$58	$20,802

See accompanying Notes to Financial Statements.

96 Semi-Annual Report	June 30, 2008

Statements of Changes in Net Assets

for the Period Ended June 30, 2008 and the Year Ended December 31, 2007 (all amounts in thousands)

	Value Discovery Fund		Bond Fund		Income Fund		Ready Reserves Fund
	2008	2007	2008	2007	2008	2007	2008	2007
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$200	$298	$1,717	$1,866	$4,307	$12,529	$20,802	$58,681
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(551)	12,916	347	(206)	(1,423)	(8,317)	—	(2)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(2,362)	(12,770)	(1,471)	739	(2,826)	(822)	—	—

Net increase (decrease) in net assets resulting from operations	(2,713)	444	593	2,399	58	3,390	20,802	58,679
Distributions to shareholders from
Net investment income	—	(172)	(1,553)	(1,892)	(4,288)	(14,147)	(20,802)	(58,678)
Net realized gain	—	(12,452)	—	—	—	—	—	—

	—	(12,624)	(1,553)	(1,892)	(4,288)	(14,147)	(20,802)	(58,678)
Capital stock transactions
Net proceeds from sale of shares	4,199	28,653	8,896	67,764	11,687	47,969	532,791	1,130,710
Shares issued in reinvestment of income dividends and capital gain distributions	—	12,169	1,309	1,606	3,483	11,602	21,100	58,646
Less cost of shares redeemed	(3,913)	(128,301)	(4,142)	(1,414)	(30,339)	(141,261)	(464,702)	(985,413)

Net increase (decrease) in net assets resulting from capital share transactions	286	(87,479)	6,063	67,956	(15,169)	(81,690)	89,189	203,943

Increase (decrease) in net assets	(2,427)	(99,659)	5,103	68,463	(19,399)	(92,447)	89,189	203,944
Net assets
Beginning of year	47,118	146,777	68,483	—	204,630	297,077	1,399,537	1,195,593

End of period	$44,691	$47,118	$73,586	$68,463	$185,231	$204,630	$1,488,726	$1,399,537

Undistributed net investment income (loss) at the end of the period	$229	$—	$155	$1	$391	$—	$84	$84

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 97

Notes to Financial Statements (unaudited)

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following eighteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Emerging Leaders Growth
Global Portfolio	Fixed-Income Portfolios
Global Growth	Bond
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio and the Bond Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

98 Semi-Annual Report	June 30, 2008

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate, and as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2008, there were securities held in the Growth, Large, Small Cap Growth, International Equity, Emerging Markets Growth and Emerging Leaders Growth Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, and Ready Reserves Portfolios were the rates in effect on June 30, 2008. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended June 30, 2008, the Bond and Income Portfolios recognized an increase or reduction of interest income and an increase or reduction of net realized gain of $10 and (loss) of $(372) respectively (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

June 30, 2008	William Blair Funds 99

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the period ended June 30, 2008, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$7
Tax-Managed Growth	—
Large Cap Growth	1
Small Cap Growth	26
Mid Cap Growth	10
Small-Mid Cap Growth	—
Global Growth	1
International Growth	76
International Equity	18
International Small Cap Growth	18
Emerging Markets Growth	7
Emerging Leaders Growth	—
Value Discovery	2

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Value Discovery Portfolios are declared and paid at least annually. Dividends from the Bond, Income and the Ready Reserves Portfolios are declared and paid monthly and daily, respectively. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

(g) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

100 Semi-Annual Report	June 30, 2008

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2008.

(h) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year begining after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of June 30, 2008.

Tax years 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2008, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$309,417	$60,516	$24,034	$36,482
Tax-Managed Growth	8,769	1,913	749	1,164
Large Cap Growth	28,727	3,429	1,355	2,074
Small Cap Growth	789,757	97,718	176,786	(79,068)
Mid Cap Growth	49,590	5,646	4,671	975
Small-Mid Cap Growth	120,324	15,134	11,826	3,308
Global Growth	55,883	2,634	3,912	(1,278)
International Growth	6,485,015	1,230,416	326,557	903,859
International Equity	379,943	55,494	17,628	37,866
International Small Cap Growth	426,810	50,008	24,882	25,126
Emerging Markets Growth	858,128	96,316	47,522	48,794
Emerging Leaders Growth	97,593	2,292	6,065	(3,773)
Value Discovery	47,408	3,861	6,452	(2,591)
Bond	73,989	680	1,470	(790)
Income	190,807	1,797	9,449	(7,652)
Ready Reserves	1,493,773	—	—	—

June 30, 2008	William Blair Funds 101

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains, PFICs and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2007, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$311	$—	$(311)
Tax-Managed Growth	9	—	(9)
Large Cap Growth	—	—	—
Small Cap Growth	14,377	(14,377)	—
Mid Cap Growth	133	(133)	—
Small-Mid Cap Growth	647	(647)	—
Global Growth	(7)	10	(3)
International Growth	50,721	(50,721)	—
International Equity	776	(776)	—
International Small Cap Growth	(570)	570	—
Emerging Markets Growth	(373)	373	—
Value Discovery	(108)	(4,340)	4,448
Bond	7		(7)
Income	1,667	(359)	(1,308)
Ready Reserves	—	51	(51)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 was as follows (in thousands):

	Distributions Paid In 2007		Distributions Paid In 2006
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$1,311	$32,583	$4,799	$22,516
Tax-Managed Growth	10	—	—	—
Large Cap Growth	14	—	—	—
Small Cap Growth	36,457	31,924	—	78,266
Mid Cap Growth	872	1,423	—	—
Small-Mid Cap Growth	2,734	9,116	506	3,898
Global Growth	17	—	—	—
International Growth	95,355	760,979	90,245	581,453
International Equity	7,717	22,515	4,187	456
International Small Cap Growth	9,634	20,840	983	—
Emerging Markets Growth	71,085	136,562	1,585	3,364
Value Discovery	7,808	4,816	2,395	12,735
Bond	1,892	—	—	—
Income	14,147	—	16,500	—
Ready Reserves	58,839	—	51,297	—

102 Semi-Annual Report	June 30, 2008

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$—	$—	$5,606	$67,272
Tax-Managed Growth	—	79	—	2,178
Large Cap Growth	—	4,512	—	4,512
Small Cap Growth	5,544	—	14,988	54,424
Mid Cap Growth	—	738	—	3,434
Small-Mid Cap Growth	3	942	—	13,722
Global Growth	—	451	—	92
International Growth	—	43,789	171,152	1,875,399
International Equity	296	2,272	2,939	79,536
International Small Cap Growth	—	1,617	4,880	35,163
Emerging Markets Growth	10,054	299	31,708	283,065
Value Discovery	20	1,037	—	(349)
Bond	—	139	—	673
Income	—	28,794	—	(4,826)
Ready Reserves	84	977	—	—

At December 31, 2007, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2008	2009	2010	2011	2012	2013	2014	2015	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	79	—	—	—	—	79
Large Cap Growth	—	2,116	1,582	769	—	—	—	—	4,467
Small Cap Growth	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	—	—	—	126	126
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	—	—
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Bond	—	—	—	—	—	—	—	135	135
Income	3,292	—	1,692	1,582	4,431	3,398	4,138	9,190	27,723
Ready Reserves	24	—	930	—	21	—	—	3	978

For the period November 1, 2007 through December 31, 2007, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2008 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$—	$—	$—
Tax-Managed Growth	—	—	—
Large Cap Growth	45	—	—
Small Cap Growth	—	—	—
Mid Cap Growth	739	—	—
Small-Mid Cap Growth	942	—	—
Global Growth	308	5	11
International Growth	—	—	43,788
International Equity	—	37	2,235
International Small Cap Growth	—	—	1,613
Emerging Markets Growth	—	299	—
Value Discovery	1,037	—	—
Bond	4	—	—
Income	1,071	—	—
Ready Reserves	—	—	—

June 30, 2008	William Blair Funds 103

(i) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(j) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(k) Fair Value Measurements

In September 2006, the Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Portfolios adopted SFAS No. 157 effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for identical security.

•

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At June 30, 2008, the Portfolios held no other financial instruments, for example options, futures, or foreign currency forward contracts, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at June 30, 2008.

For the period ending June 30, 2008 there were no securities held in any of the Portfolios that used Level 3 prices.

104 Semi-Annual Report	June 30, 2008

For the period ended June 30, 2008 the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

Portfolio	Level 1	Level 2	Level 3	Total
Growth	$339,036	$6,863	$—	$345,899
Tax-Managed Growth	9,430	503	—	9,933
Large Cap Growth	29,968	833	—	30,801
Small Cap Growth	698,151	12,538	—	710,689
Mid Cap Growth	48,292	2,273	—	50,565
Small Mid-Cap Growth	121,751	1,881	—	123,632
Global Growth	26,468	28,134	—	54,602
International Growth	1,270,787	6,117,831	—	7,388,618
International Equity	70,221	347,530	—	417,751
International Small Cap Growth	56,437	395,539		451,976
Emerging Markets Growth	394,615	513,065	—	907,680
Emerging Leaders Growth	42,533	51,282	—	93,815
Value Discovery	44,330	487	—	44,817
Bond	9,213	63,986	—	73,199
Income	43,464	139,691	—	183,155
Ready Reserves	—	1,493,773	—	1,493,773

(2) Accounting Pronouncement

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		Global Portfolio
Growth	0.75%	Global Growth	1.00%
Tax-Managed Growth	0.80%	International Portfolios
Large Cap Growth	0.80%	International Growth and International Equity
Small Cap Growth	1.10%	First $250 million	1.10%
Mid Cap Growth	0.95%	In excess of $250 million	1.00%
Small-Mid Cap Growth	1.00%	International Small Cap Growth	1.00%
Value Discovery	1.10%	Emerging Markets Growth	1.10%
		Emerging Leaders Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Income*		First $250 million	0.275%
First $250 million	0.25%	Next $250 million	0.250%
In excess of $250 million	0.20%	Next $2 billion	0.225%
		In excess of $2.5 billion	0.200%
*Management fee also includes a charge of 5% of gross income.

June 30, 2008	William Blair Funds 105

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2009, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2008	Effective May 1, 2008	Through April 30, 2008		Effective May 1, 2008
Tax-Managed Growth	1.32%	1.32%	1.07%		1.07%
Large Cap Growth	1.23%	1.23%	0.98%		0.98%
Small Cap Growth	1.50%	1.50%	1.25%		1.25%
Mid Cap Growth Fund	1.36%	1.36%	1.11%		1.11%
Small-Mid Cap Growth	1.36%	1.36%	1.11%		1.11%
Global Growth	1.55%	1.55%	1.30%		1.30%
International Growth	1.45%	1.45%	1.20%		1.20%
International Equity	1.45%	1.45%	1.20%		1.20%
International Small Cap Growth	1.65%	1.65%	1.40%		1.40%
Emerging Markets Growth	1.65%	1.70%	1.40%		1.45%
Emerging Leaders Growth	N/A	N/A	1.40	%(a)	1.40	%(a)
Value Discovery	1.29%	1.29%	1.09%		1.09%
Bond Fund	0.65%	0.65%	0.50%		0.50%
Income Fund	N/A	0.85%	N/A		0.70%

(a)	Effective March 26, 2008.

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, Global Growth, International Small Cap Growth, Emerging Leaders Growth and Bond Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2008 was $228 (in thousands) for the Mid Cap Growth Portfolio, $123 for the Global Growth Portfolio, $134 for the International Small Cap Growth Portfolio, $39 for the Emerging Leaders Growth Portfolio and $142 for the Bond Portfolio.

For the period ended June 30, 2008, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$1,287	$—	$1,287	$—
Tax-Managed Growth	39	32	7	—
Large Cap Growth	125	42	83	—
Small Cap Growth	4,638	—	4,638	—
Mid Cap Growth	226	36	190	—
Small-Mid Cap Growth	611	25	586	—
Global Growth	244	73	171	—
International Growth	37,925	—	37,925	—
International Equity	2,080	—	2,080	—
International Small Cap Growth	2,051	—	2,051	—
Emerging Markets Growth	5,416	—	5,416	(208)
Emerging Leaders Growth	211	39	172	—
Value Discovery	248	100	148	—
Bond	108	76	32	—
Income	600	—	600	—
Ready Reserves	1,779	—	1,779	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except the Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income and Bond Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

106 Semi-Annual Report	June 30, 2008

Distribution fees incurred by the Portfolios to the Company, for the year ended June 30, 2008, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$147	$—	$147
Tax-Managed Growth	1	—	1
Large Cap Growth	8	—	8
Small Cap Growth	513	—	513
Mid Cap Growth	8	—	8
Small-Mid Cap Growth	18	—	18
Global Growth	15	—	15
International Growth	6,020	—	6,020
International Equity	82	—	82
International Small Cap Growth	27	—	27
Emerging Markets Growth	80	—	80
Value Discovery	13	—	13
Bond	1	—	1
Income	52	1	51

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average annual net assets attributable to Class N shares. For the period ended June 30, 2008, the following fees were incurred (in thousands):

Ready Reserves	$2,623

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Bond Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2008, the following fees were incurred (in thousands):

Global Growth	$37
International Small Cap Growth	126
Emerging Markets Growth	237
Emerging Leaders Growth	2
Bond	45

(c) Trustees Fees

The Portfolios incurred fees of $193 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2008. Interested trustees are not compensated by the Fund.

(d) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2008 are listed below. Distributions received from Ready Reserves are reflected as “Dividend Income from Affiliated Fund” in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2008 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Assets	Percent of Net Assets
Growth	$3,024	$—	$5	$24	$4,723	$346,899	1.3%
Tax-Managed Growth	123	200	1	3	232	9,919	2.3
Large Cap Growth	94	—	1	3	338	30,991	1.1
Small Cap Growth	18	1000	3	18	572	722,133	0.1
Mid Cap Growth	402	—	—	2	514	50,650	1.0
Small-Mid Cap Growth	—	—	—	1	22	123,530	0.0
Global Growth	1,218	1,600	4	18	624	53,766	1.2
International Growth	24,741	—	30	141	34,619	7,398,729	0.5
International Equity	6,085	7,500	18	85	3,863	420,160	0.9
International Small Cap Growth	3,048	—	11	48	5,245	450,714	1.2
Emerging Markets Growth	3,018	—	4	19	4,344	910,410	0.5
Emerging Leaders Growth	4,007	2,400	2	7	1,607	94,377	1.7
Value Discovery	500	—	—	—	531	44,691	1.2

June 30, 2008	William Blair Funds 107

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2008 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$92,274	$(97,710)
Tax-Managed Growth	1,824	(1,964)
Large Cap Growth	14,549	(15,021)
Small Cap Growth	501,425	(673,330)
Mid Cap Growth	24,724	(15,969)
Small Mid-Cap Growth	68,525	(48,449)
Global Growth	35,567	(22,811)
International Growth	3,221,000	(2,632,050)
International Equity	200,278	(142,259)
International Small Cap Growth	202,245	(133,660)
Emerging Markets Growth	587,376	(641,320)
Emerging Leaders Growth	120,161	(24,606)
Value Discovery	18,441	(18,151)
Bond	28,560	(18,883)
Income	33,122	(57,920)

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios enter into foreign currency forward contracts with its custodian. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$19,917	$8,657	$28,574	$79,267	$36,934	$116,201
Tax-Managed Growth	115	273	388	25	962	987
Large Cap Growth	594	2,304	2,898	6,019	17,652	23,671
Small Cap Growth	36,316	50,022	86,338	122,872	166,224	289,096
Mid Cap Growth	703	12,686	13,389	3,154	21,869	25,023
Small Mid-Cap Growth	1,020	22,639	23,659	3,805	30,060	33,865
Global Growth (a)	4,840	8,972	13,812	9,461	36,776	46,237
International Growth	793,465	445,278	1,238,743	1,171,189	765,505	1,936,694
International Equity	44,534	57,790	102,324	28,861	96,555	125,416
International Small Cap Growth	5,062	34,115	39,177	10,144	98,939	109,083
Emerging Markets Growth	4,087	24,596	28,683	13,466	63,633	77,099
Emerging Leaders Growth (b)	—	5,944	5,944	—	—	—
Value Discovery	767	3,432	4,199	17,674	10,979	28,653
Bond (c)	101	8,243	8,344	791	55,455	56,246
Income	8,520	3,167	11,687	29,070	18,899	47,969
Ready Reserves	532,791	—	532,791	1,130,710	—	1,130,710

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

108 Semi-Annual Report	June 30, 2008

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$11,537	$20,233	$31,770
Tax-Managed Growth	—	—	—	—	9	9
Large Cap Growth	—	—	—	—	13	13
Small Cap Growth	—	—	—	33,642	31,549	65,191
Mid Cap Growth	—	—	—	370	1,790	2,160
Small Mid-Cap Growth	—	—	—	1,635	9,269	10,904
Global Growth (a)	—	—	—	—	15	15
International Growth	—	—	—	544,079	270,368	814,447
International Equity	—	—	—	4,176	25,228	29,404
International Small Cap Growth	—	—	—	1,541	6,936	8,477
Emerging Markets Growth	—	—	—	13,201	45,872	59,073
Emerging Leaders Growth (b)	—	—	—	—	—	—
Value Discovery	—	—	—	3,149	9,020	12,169
Bond (c)	16	1,039	1,055	18	1,247	1,265
Income	1,376	2,107	3,483	4,665	6,937	11,602
Ready Reserves	21,100	—	21,100	58,646	—	58,646

	Redemptions (Dollars)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$14,241	$10,875	$25,116	$22,235	$24,778	$47,013
Tax-Managed Growth	—	353	353	422	352	774
Large Cap Growth	469	2,234	2,703	10,247	2,387	12,634
Small Cap Growth	149,080	143,665	292,745	280,620	150,866	431,486
Mid Cap Growth	828	4,018	4,846	2,289	964	3,253
Small Mid-Cap Growth	2,463	6,673	9,136	2,710	10,636	13,346
Global Growth (a)	1,248	1,060	2,308	310	4	314
International Growth	662,433	279,912	942,345	959,848	329,335	1,289,183
International Equity	6,911	35,498	42,409	13,951	56,746	70,697
International Small Cap Growth	2,986	17,481	20,467	7,789	25,704	33,493
Emerging Markets Growth	10,875	22,490	33,365	15,733	60,321	76,054
Emerging Leaders Growth (b)	—	157	157	—	—	—
Value Discovery	2,154	1,759	3,913	106,443	21,858	128,301
Bond (c)	45	2,592	2,637	82	1,332	1,414
Income	16,962	13,377	30,339	44,378	96,883	141,261
Ready Reserves	464,702	—	464,702	985,413	—	985,413

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$5,676	$(2,218)	$3,458	$68,569	$32,389	$100,958
Tax-Managed Growth	115	(80)	35	(397)	619	222
Large Cap Growth	125	70	195	(4,228)	15,278	11,050
Small Cap Growth	(112,764)	(93,643)	(206,407)	(124,106)	46,907	(77,199)
Mid Cap Growth	(125)	8,668	8,543	1,235	22,695	23,930
Small Mid-Cap Growth	(1,443)	15,966	14,523	2,730	28,693	31,423
Global Growth (a)	3,592	7,912	11,504	9,151	36,787	45,938
International Growth	131,032	165,366	296,398	755,420	706,538	1,461,958
International Equity	37,623	22,292	59,915	19,086	65,037	84,123
International Small Cap Growth	2,076	16,634	18,710	3,896	80,171	84,067
Emerging Markets Growth	(6,788)	2,106	(4,682)	10,934	49,184	60,118
Emerging Leaders Growth (b)	—	5,787	5,787	—	—	—
Value Discovery	(1,387)	1,673	286	(85,620)	(1,859)	(87,479)
Bond (c)	72	6,690	6,762	727	55,370	56,097
Income	(7,066)	(8,103)	(15,169)	(10,643)	(71,047)	(81,690)
Ready Reserves	89,189	—	89,189	203,943	—	203,943

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

June 30, 2008	William Blair Funds 109

	Sales (Shares)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,803	765	2,568	6,415	2,916	9,331
Tax-Managed Growth	10	23	33	2	83	85
Large Cap Growth	85	320	405	865	2,376	3,241
Small Cap Growth	1,759	2,347	4,106	4,705	6,244	10,949
Mid Cap Growth	66	1,211	1,277	279	1,911	2,190
Small Mid-Cap Growth	87	1,905	1,992	273	2,136	2,409
Global Growth (a)	542	991	1,533	950	3,681	4,631
International Growth	29,812	16,388	46,200	38,329	24,939	63,268
International Equity	2,830	3,753	6,583	1,777	5,747	7,524
International Small Cap Growth	386	2,629	3,015	693	6,739	7,432
Emerging Markets Growth	206	1,237	1,443	616	2,895	3,511
Emerging Leaders Growth (b)	—	587	587	—	—	—
Value Discovery	69	307	376	1,082	658	1,740
Bond (c)	10	812	822	79	5,574	5,653
Income	918	342	1,260	3,016	1,965	4,981
Ready Reserves	532,791	—	532,791	1,130,710	—	1,130,710

	Reinvested Distributions (Shares)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	1,000	1,707	2,707
Tax-Managed Growth	—	—	—	—	1	1
Large Cap Growth	—	—	—	—	2	2
Small Cap Growth	—	—	—	1,478	1,352	2,830
Mid Cap Growth	—	—	—	33	158	191
Small Mid-Cap Growth	—	—	—	126	704	830
Global Growth (a)	—	—	—	—	2	2
International Growth	—	—	—	19,369	9,470	28,839
International Equity	—	—	—	262	1,571	1,833
International Small Cap Growth	—	—	—	115	517	632
Emerging Markets Growth	—	—	—	628	2,175	2,803
Emerging Leaders Growth (b)	—	—	—	—	—	—
Value Discovery	—	—	—	281	792	1,073
Bond (c)	2	104	106	2	126	128
Income	148	227	375	490	730	1,220
Ready Reserves	21,100	—	21,100	58,646	—	58,646

	Redemptions (Shares)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,303	968	2,271	1,810	1,974	3,784
Tax-Managed Growth	—	31	31	37	30	67
Large Cap Growth	67	315	382	1,418	316	1,734
Small Cap Growth	7,178	6,771	13,949	10,862	5,711	16,573
Mid Cap Growth	80	386	466	195	81	276
Small Mid-Cap Growth	208	554	762	193	741	934
Global Growth (a)	139	114	253	31	—	31
International Growth	25,006	10,276	35,282	31,795	10,740	42,535
International Equity	457	2,313	2,770	834	3,433	4,267
International Small Cap Growth	226	1,347	1,573	513	1,740	2,253
Emerging Markets Growth	558	1,152	1,710	738	2,711	3,449
Emerging Leaders Growth (b)	—	15	15	—	—	—
Value Discovery	199	160	359	6,333	1,346	7,679
Bond (c)	5	258	263	8	134	142
Income	1,820	1,432	3,252	4,652	10,142	14,794
Ready Reserves	464,702	—	464,702	985,413	—	985,413

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

110 Semi-Annual Report	June 30, 2008

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2008			Year Ended December 31, 2007
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	500	(203)	297	5,605	2,649	8,254
Tax-Managed Growth	10	(8)	2	(35)	54	19
Large Cap Growth	18	5	23	(553)	2,062	1,509
Small Cap Growth	(5,419)	(4,424)	(9,843)	(4,679)	1,885	(2,794)
Mid Cap Growth	(14)	825	811	117	1,988	2,105
Small Mid-Cap Growth	(121)	1,351	1,230	206	2,099	2,305
Global Growth (a)	403	877	1,280	919	3,683	4,602
International Growth	4,806	6,112	10,918	25,903	23,669	49,572
International Equity	2,373	1,440	3,813	1,205	3,885	5,090
International Small Cap Growth	160	1,282	1,442	295	5,516	5,811
Emerging Markets Growth	(352)	85	(267)	506	2,359	2,865
Emerging Leaders Growth (b)	—	572	572	—	—	—
Value Discovery	(130)	147	17	(4,970)	104	(4,866)
Bond (c)	7	658	665	73	5,566	5,639
Income	(754)	(863)	(1,617)	(1,146)	(7,447)	(8,593)
Ready Reserves	89,189	—	89,189	203,943	—	203,943

(a)	The information for the year ended December 31, 2007 is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(c)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

June 30, 2008	William Blair Funds 111

Financial Highlights

Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$11.70		$11.42	$11.33	$10.70	$9.97	$8.06
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.04)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.80)		1.53	1.48	1.11	0.79	1.97

Total from investment operations	(0.83)		1.49	1.42	1.05	0.73	1.91
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.21	1.33	0.42	—	—

Total distributions	—		1.21	1.33	0.42	—	—

Net asset value, end of period	$10.87		$11.70	$11.42	$11.33	$10.70	$9.97

Total return (%)	(7.09	)(a)	13.17	12.42	9.75	7.32	23.70
Ratios to average daily net assets (%):
Expenses	1.20	(b)	1.22	1.17	1.15	1.17	1.19
Net investment income (loss)	(0.58	)(b)	(0.35)	(0.49)	(0.60)	(0.60)	(0.67)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$12.02		$11.66	$11.52	$10.84	$10.08	$8.12
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		—	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.82)		1.57	1.49	1.14	0.80	2.00

Total from investment operations	(0.84)		1.57	1.47	1.10	0.76	1.96
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.21	1.33	0.42	—	—

Total distributions	—		1.21	1.33	0.42	—	—

Net asset value, end of period	$11.18		$12.02	$11.66	$11.52	$10.84	$10.08

Total return (%)	(6.99	)(a)	13.59	12.64	10.08	7.54	24.14
Ratios to average daily net assets (%):
Expenses	0.88	(b)	0.87	0.89	0.90	0.92	0.94
Net investment income (loss)	(0.27	)(b)	0.00	(0.20)	(0.35)	(0.35)	(0.42)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$346,899		$369,644	$264,525	$253,599	$275,506	$281,654
Portfolio turnover rate (%)	55	(b)	72	61	54	35	45

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

112 Semi-Annual Report	June 30, 2008

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$12.03		$10.94	$10.11	$8.99	$8.41	$6.86
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.04)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.06)		1.12	0.87	1.19	0.66	1.62

Total from investment operations	(1.08)		1.09	0.83	1.12	0.58	1.55
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$10.95		$12.03	$10.94	$10.11	$8.99	$8.41

Total return (%)	(8.98	)(a)	9.96	8.21	12.46	6.90	22.59
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.32	(b)	1.34	1.44	1.53	1.54	1.49
Expenses, before waivers and reimbursements	1.88	(b)	2.06	2.24	2.55	2.26	2.26
Net investment income (loss), net of waivers and reimbursements	(0.40	)(b)	(0.24)	(0.41)	(0.76)	(0.92)	(0.91)
Net investment income (loss), before waivers and reimbursements	(0.96	)(b)	(0.96)	(1.21)	(1.78)	(1.64)	(1.68)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$12.28		$11.15	$10.27	$9.10	$8.50	$6.92
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—	(0.02)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.08)		1.14	0.90	1.22	0.66	1.63

Total from investment operations	(1.09)		1.14	0.88	1.17	0.60	1.58
Less distributions from:
Net investment income	—		0.01	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		0.01	—	—	—	—

Net asset value, end of period	$11.19		$12.28	$11.15	$10.27	$9.10	$8.50

Total return (%)	(8.88	)(a)	10.24	8.57	12.86	7.06	22.83
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	(b)	1.09	1.19	1.28	1.29	1.24
Expenses, before waivers and reimbursements	1.62	(b)	1.79	1.99	2.30	2.01	2.01
Net investment income (loss), net of waivers and reimbursements	(0.16	)(b)	0.03	(0.16)	(0.51)	(0.67)	(0.66)
Net investment income (loss), before waivers and reimbursements	(0.71	)(b)	(0.67)	(0.96)	(1.53)	(1.39)	(1.43)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$9,919		$10,862	$9,644	$7,815	$5,847	$6,871
Portfolio turnover rate (%)	38	(b)	55	42	25	31	37

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than one year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 113

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$7.52		$6.88	$6.47	$6.24	$5.93	$4.80
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.63)		0.65	0.43	0.25	0.35	1.17

Total from investment operations	(0.64)		0.64	0.41	0.23	0.31	1.13
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$6.88		$7.52	$6.88	$6.47	$6.24	$5.93

Total return (%)	(8.51	)(a)	9.30	6.34	3.69	5.23	23.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	(b)	1.23	1.24	1.28	1.38	1.42
Expenses, before waivers and reimbursements	1.52	(b)	1.50	1.63	2.08	2.29	2.39
Net investment income (loss), net of waivers and reimbursements	(0.40	)(b)	(0.16)	(0.29)	(0.37)	(0.63)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.69	)(b)	(0.43)	(0.68)	(1.17)	(1.54)	(1.73)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$7.64		$6.99	$6.56	$6.31	$5.99	$4.82
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01	—	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.63)		0.64	0.43	0.26	0.34	1.20

Total from investment operations	(0.64)		0.65	0.43	0.25	0.32	1.17
Less distributions from:
Net investment income	—		— (c)	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$7.00		$7.64	$6.99	$6.56	$6.31	$5.99

Total return (%)	(8.38	)(a)	9.36	6.55	3.96	5.34	24.27
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98	(b)	0.98	0.99	1.03	1.13	1.17
Expenses, before waivers and reimbursements	1.16	(b)	1.20	1.38	1.83	2.04	2.14
Net investment income (loss), net of waivers and reimbursements	(0.15	)(b)	0.18	(0.04)	(0.12)	(0.38)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.33	)(b)	(0.04)	(0.43)	(0.92)	(1.29)	(1.48)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$30,991		$33,667	$20,191	$16,888	$6,417	$5,519
Portfolio turnover rate (%)	95	(b)	60	53	53	39	33

(a)	Total return is not annualized for periods that are less than a year
(b)	Rates are annualized for periods that are less than a year.
(c)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

114 Semi-Annual Report	June 30, 2008

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$23.30		$25.41	$23.76	$25.72	$21.83	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.33)	(0.29)	(0.30)	(0.30)	(0.21)
Net realized and unrealized gain (loss) on investments	(3.70)		(0.25)	3.65	0.64	6.20	8.68

Total from investment operations	(3.81)		(0.58)	3.36	0.34	5.90	8.47
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.53	1.71	2.30	2.01	0.36

Total distributions	—		1.53	1.71	2.30	2.01	0.36

Net asset value, end of period	$19.49		$23.30	$25.41	$23.76	$25.72	$21.83

Total return (%)	(16.35	)(a)	(2.15)	14.12	1.18	27.24	61.88
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.48	(b)	1.49	1.48	1.49	1.49	1.55
Expenses, before waivers and reimbursements	1.48	(b)	1.49	1.48	1.49	1.46	1.52
Net investment income (loss), net of waivers and reimbursements	(1.06	)(b)	(1.24)	(1.14)	(1.23)	(1.27)	(1.22)
Net investment income (loss), before waivers and reimbursements	(1.06	)(b)	(1.24)	(1.14)	(1.23)	(1.24)	(1.19)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$23.89		$25.94	$24.16	$26.04	$22.03	$13.82
Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.25)	(0.22)	(0.25)	(0.24)	(0.18)
Net realized and unrealized gain (loss) on investments	(3.80)		(0.27)	3.71	0.67	6.26	8.75

Total from investment operations	(3.88)		(0.52)	3.49	0.42	6.02	8.57
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.53	1.71	2.30	2.01	0.36

Total distributions	—		1.53	1.71	2.30	2.01	0.36

Net asset value, end of period	$20.01		$23.89	$25.94	$24.16	$26.04	$22.03

Total return (%)	(16.24	)(a)	(1.88)	14.42	1.48	27.54	62.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.18	(b)	1.20	1.21	1.24	1.24	1.35
Expenses, before waivers and reimbursements	1.18	(b)	1.20	1.21	1.24	1.21	1.28
Net investment income (loss), net of waivers and reimbursements	(0.76	)(b)	(0.94)	(0.87)	(0.98)	(1.02)	(1.02)
Net investment income (loss), before waivers and reimbursements	(0.76	)(b)	(0.94)	(0.87)	(0.98)	(0.99)	(0.95)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$722,133		$1,094,419	$1,261,174	$831,738	$771,209	$518,824
Portfolio turnover rate (%)	122	(b)	97	105	80	109	103

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 115

Financial Highlights

Mid Cap Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006(a)
	(unaudited)
Net asset value, beginning of year	$11.35		$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.81)		1.59	0.53

Total from investment operations	(0.85)		1.52	0.46
Less distributions from:
Net investment income	—		—	—
Net realized gain	—		0.63	—

Total distributions	—		0.63	—

Net asset value, end of period	$10.50		$11.35	$10.46

Total return (%)	(7.49	)(b)	14.62	4.60	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	(c)	1.38	1.40	(c)
Expenses, before waivers and reimbursements	1.52	(c)	1.67	2.35	(c)
Net investment income (loss), net of waivers and reimbursements	(0.80	)(c)	(0.58)	(0.70	)(c)
Net investment income (loss), before waivers and reimbursements	(0.96	)(c)	(0.87)	(1.65	)(c)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006(a)
	(unaudited)
Net asset value, beginning of year	$11.42		$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.81)		1.60	0.53

Total from investment operations	(0.84)		1.56	0.49
Less distributions from:
Net investment income	—		—	—
Net realized gain	—		0.63	—

Total distributions	—		0.63	—

Net asset value, end of period	$10.58		$11.42	$10.49

Total return (%)	(7.36	)(b)	14.95	4.90	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	(c)	1.12	1.15	(c)
Expenses, before waivers and reimbursements	1.26	(c)	1.37	2.10	(c)
Net investment income (loss), net of waivers and reimbursements	(0.56	)(c)	(0.32)	(0.43	)(c)
Net investment income (loss), before waivers and reimbursements	(0.71	)(c)	(0.57)	(1.38	)(c)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$50,650		$45,393	$19,639
Portfolio turnover rate (%)	70	(c)	66	56	(c)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

116 Semi-Annual Report	June 30, 2008

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$13.10		$12.96	$12.40	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.12)	(0.11)	(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	(1.57)		1.71	1.32	1.32	1.47	(0.06)

Total from investment operations	(1.62)		1.59	1.21	1.21	1.34	(0.06)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.45	0.65	0.09	—	—

Total distributions	—		1.45	0.65	0.09	—	—

Net asset value, end of period	$11.48		$13.10	$12.96	$12.40	$11.28	$9.94

Total return (%)	(12.37	)(b)	12.34	9.68	10.72	13.48	(0.60	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	(c)	1.36	1.38	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.40	(c)	1.42	1.45	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.81	)(c)	(0.79)	(0.86)	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(0.85	)(c)	(0.85)	(0.93)	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$13.24		$13.06	$12.46	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.08)	(0.08)	(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	(1.59)		1.71	1.33	1.33	1.47	(0.06)

Total from investment operations	(1.62)		1.63	1.25	1.25	1.36	(0.06)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		1.45	0.65	0.09	—	—

Total distributions	—		1.45	0.65	0.09	—	—

Net asset value, end of period	$11.62		$13.24	$13.06	$12.46	$11.30	$9.94

Total return (%)	(12.24	)(b)	12.54	9.95	11.05	13.68	(0.60	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	(c)	1.11	1.13	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.15	(c)	1.17	1.20	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.56	)(c)	(0.54)	(0.61)	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.60	)(c)	(0.60)	(0.68)	(0.81)	(1.61)	(1.29	)(b)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$123,530		$124,501	$92,766	$70,211	$25,974	$3,673
Portfolio turnover rate (%)	82	(c)	80	68	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Total return is not annualized for periods less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 117

Financial Highlights

Global Growth Fund

	Class N
	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$9.89		$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.08		—
Net realized and unrealized gain (loss) on investments	(0.85)		(0.11)

Total from investment operations	(0.77)		(0.11)
Less distributions from:
Net investment income	—		—	(b)
Net realized gain	—		—

Total distributions	—		—

Net asset value, end of period	$9.12		$9.89

Total return (%)	(7.79	)(d)	(1.10	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.55	(e)	1.55	(e)
Expenses, before waivers and reimbursements	1.92	(e)	2.14	(e)
Net investment income (loss), net of waivers and reimbursements	1.82	(e)	(0.08	)(e)
Net investment income (loss), before waivers and reimbursements	1.45	(e)	(0.67	)(e)

	Class I
	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$9.91		$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.09		—
Net realized and unrealized gain (loss) on investments	(0.85)		(0.09)

Total from investment operations	(0.76)		(0.09)
Less distributions from:
Net investment income	—		—	(b)
Net realized gain	—		—

Total distributions	—		—

Net asset value, end of period	$9.15		$9.91

Total return (%)	(7.67	)(d)	(0.85	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	(e)	1.30	(e)
Expenses, before waivers and reimbursements	1.66	(e)	1.89	(e)
Net investment income (loss), net of waivers and reimbursements	2.01	(e)	0.14	(e)
Net investment income (loss), before waivers and reimbursements	1.65	(e)	(0.45	)(e)

	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$53,766		$45,576
Portfolio turnover rate (%)	98	(e)	63	(e)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution less than $0.01 per share.
(c)	Excludes $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2007.
(d)	Total return is not annualized for periods less than a year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

118 Semi-Annual Report	June 30, 2008

Financial Highlights

International Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$29.12		$27.70	$25.22	$22.09	$18.65	$13.13
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28		0.12	0.05	0.15	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(3.67)		4.77	5.71	4.60	3.47	5.52

Total from investment operations	(3.39)		4.89	5.76	4.75	3.45	5.54
Less distributions from:
Net investment income	—		0.34	0.37	0.11	0.01	0.02
Net realized gain	—		3.13	2.91	1.51	—	—

Total distributions	—		3.47	3.28	1.62	0.01	0.02

Net asset value, end of period	$25.73		$29.12	$27.70	$25.22	$22.09	$18.65

Total return (%)	(11.64	)(b)	18.13	23.06	21.65	18.48	42.21
Ratios to average daily net assets (%):
Expenses	1.36	(c)	1.40	1.42	1.42	1.47	1.50
Net investment income (loss)	2.07	(c)	0.38	0.19	0.16	(0.16)	0.05

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$29.61		$28.10	$25.55	$22.34	$18.85	$13.27
Income (loss) from investment operations:
Net investment income (loss) (a)	0.32		0.21	0.13	0.27	0.01	0.09
Net realized and unrealized gain (loss) on investments	(3.73)		4.86	5.78	4.61	3.53	5.54

Total from investment operations	(3.41)		5.07	5.91	4.88	3.54	5.63
Less distributions from:
Net investment income	—		0.43	0.45	0.16	0.05	0.05
Net realized gain	—		3.13	2.91	1.51	—	—

Total distributions	—		3.56	3.36	1.67	0.05	0.05

Net asset value, end of period	$26.20		$29.61	$28.10	$25.55	$22.34	$18.85

Total return (%)	(11.52	)(b)	18.53	23.35	22.00	18.79	42.42
Ratios to average daily net assets (%):
Expenses	1.06	(c)	1.09	1.11	1.17	1.22	1.25
Net investment income (loss)	2.37	(c)	0.69	0.45	0.41	0.09	0.30

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	7,398,729		$8,048,654	$6,267,126	$4,551,077	$3,001,434	$1,899,699
Portfolio turnover rate (%)	71	(c)	56	72	70	79	57

(a)	Excludes $0.09, $0.42, $0.37, $0.12, and $0.03, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005, 2004, and 2003 respectively.
(b)	Total return is not annualized for periods less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 119

Financial Highlights

International Equity Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$16.53		$15.21	$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12		0.09	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.94)		2.55	2.52	1.54	1.37

Total from investment operations	(1.82)		2.64	2.56	1.53	1.33
Less distributions from:
Net investment income	—		0.14	0.19	—	—
Net realized gain	—		1.18	0.02	—	—

Total distributions	—		1.32	0.21	—	—

Net asset value, end of period	$14.71		$16.53	$15.21	$12.86	$11.33

Total return (%)	(11.01	)(c)	17.68	19.96	13.50	13.30	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	(d)	1.45	1.46	1.48	1.50	(d)
Expenses, before waivers and reimbursements	1.45	(d)	1.47	1.56	1.81	2.96	(d)
Net investment income (loss), net of waivers and reimbursements	1.54	(d)	0.52	0.26	(0.33)	(0.77	)(d)
Net investment income (loss), before waivers and reimbursements	1.54	(d)	0.50	0.16	(0.66)	(2.23	)(d)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$16.66		$15.31	$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.13		0.13	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.95)		2.57	2.55	1.58	1.38

Total from investment operations	(1.82)		2.70	2.61	1.57	1.37
Less distributions from:
Net investment income	—		0.17	0.22	—	—
Net realized gain	—		1.18	0.02	—	—

Total distributions	—		11.35	0.24	—	—

Net asset value, end of period	$14.84		$16.66	$15.31	$12.94	$11.37

Total return (%)	(10.92	)(c)	17.97	20.22	13.81	13.70	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	(d)	1.20	1.21	1.23	1.25	(d)
Expenses, before waivers and reimbursements	1.20	(d)	1.25	1.35	1.56	2.71	(d)
Net investment income (loss), net of waivers and reimbursements	1.73	(d)	0.76	0.46	(0.08)	(0.52	)(d)
Net investment income (loss), before waivers and reimbursements	1.73	(d)	0.71	0.32	(0.41)	(1.98	)(d)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$420,160		$408,609	$297,716	$177,710	$9,689
Portfolio turnover rate (%)	75	(d)	70	83	127	108	(c)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.01, $0.22, $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2007, 2006, 2005 and 2004, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

120 Semi-Annual Report	June 30, 2008

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$13.98		$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01		(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.03)		1.72	2.32	1.17

Total from investment operations	(1.02)		1.70	2.27	1.16
Less distributions from:
Net investment income	—		0.05	0.01	—
Net realized gain	—		1.04	0.05	—

Total distributions	—		1.09	0.06	—

Net asset value, end of period	$12.96		$13.98	$13.37	$11.16

Total return (%)	(7.30	)(c)	13.06	20.32	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.57	(d)	1.60	1.65	1.65	(d)
Expenses, before waivers and reimbursements	1.57	(d)	1.60	1.71	2.57	(d)
Net investment income (loss), net of waivers and reimbursements	0.11	(d)	(0.16)	(0.40)	(0.40	)(d)
Net investment income (loss), before waivers and reimbursements	0.11	(d)	(0.16)	(0.46)	(1.32	)(d)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$14.01		$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03		0.03	(0.03)	—
Net realized and unrealized gain (loss) on investments	(1.03)		1.71	2.34	1.16

Total from investment operations	(1.00)		1.74	2.31	1.16
Less distributions from:
Net investment income	—		0.10	0.01	—
Net realized gain	—		1.04	0.05	—

Total distributions	—		1.14	0.06	—

Net asset value, end of period	$13.01		$14.01	$13.41	$11.16

Total return (%)	(7.14	)(c)	13.34	20.68	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	(d)	1.29	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.25	(d)	1.29	1.46	2.32	(d)
Net investment income (loss), net of waivers and reimbursements	0.43	(d)	0.18	(0.25)	(0.15	)(d)
Net investment income (loss), before waivers and reimbursements	0.43	(d)	0.18	(0.31)	(1.07	)(d)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$450,714		$401,459	$231,969	$50,534
Portfolio turnover rate (%)	66	(d)	88	109	127	(c)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.05, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years ended 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 121

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$21.92		$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12		(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.52)		7.23	5.41	4.26

Total from investment operations	(3.40)		7.13	5.37	4.25
Less distributions from:
Net investment income	—		0.09	0.01	—
Net realized gain	—		4.54	0.11	0.08

Total distributions	—		4.63	0.12	0.08

Net asset value, end of period	$18.52		$21.92	$19.42	$14.17

Total return (%)	(15.51	)(c)	37.75	37.90	42.52	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.67	(d)	1.65	1.65	1.55	(d)
Expenses, before waivers and reimbursements	1.63	(d)	1.69	1.78	1.91	(d)
Net investment income (loss), net of waivers and reimbursements	1.29	(d)	(0.45)	(0.22)	(0.11	)(d)
Net investment income (loss), before waivers and reimbursements	1.33	(d)	(0.49)	(0.35)	(0.47	)(d)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$21.99		$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.16		(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(3.54)		7.26	5.41	4.26

Total from investment operations	3.38		7.22	5.40	4.27
Less distributions from:
Net investment income	—		0.16	0.01	—
Net realized gain	—		4.54	0.11	0.08

Total distributions	—		4.70	0.12	0.08

Net asset value, end of period	$18.61		$21.99	$19.47	$14.19

Total return (%)	(15.37	)(c)	38.13	38.07	42.72	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	(d)	1.40	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.36	(d)	1.40	1.47	1.76	(d)
Net investment income (loss), net of waivers and reimbursements	1.59	(d)	(0.20)	(0.06)	0.04	(d)
Net investment income (loss), before waivers and reimbursements	1.63	(d)	(0.20)	(0.13)	(0.32	)(d)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$910,410		$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	120	(d)	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for years ended 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

122 Semi-Annual Report	June 30, 2008

Financial Highlights

Emerging Leaders Growth Fund

	Class I
	Period Ended June 30,
	2008(a)
	(unaudited)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments		(0.41)

Total from investment operations		(0.37)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.63

Total return (%)	(3.70	)(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	(c)
Expenses, before waivers and reimbursements	1.60	(c)
Net investment income (loss), net of waivers and reimbursements	1.49	(c)
Net investment income (loss), before waivers and reimbursements	1.29	(c)

	Period Ended June 30,
	2008
Supplemental data for all classes:
Net assets at end of period (in thousands)	$94,377
Portfolio turnover rate (%)	161	(c)

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	Total return is not annualized for periods less than a year.
(c)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 123

Financial Highlights

Value Discovery Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$11.31		$16.27	$14.95	$22.70	$22.68	$16.28
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.02	0.03	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.68)		(0.96)	3.22	0.14	2.68	6.46

Total from investment operations	(0.64)		(0.94)	3.25	0.12	2.67	6.40
Less distributions from:
Net investment income	—		—	0.01	—	—	—
Net realized gain	—		4.02	1.92	7.87	2.65	—

Total distributions	—		4.02	1.93	7.87	2.65	—

Net asset value, end of period	$10.67		$11.31	$16.27	$14.95	$22.70	$22.68

Total return (%)	(5.66	)(a)	(5.54)	21.78	0.49	12.05	39.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	(b)	1.33	1.34	1.34	1.34	1.49
Expenses, before waivers and reimbursements	1.77	(b)	1.66	1.75	1.64	1.48	1.58
Net investment income (loss), net of waivers and reimbursements	0.72	(b)	0.10	0.21	(0.22)	(0.06)	(0.30)
Net investment income (loss), before waivers and reimbursements	0.24	(b)	(0.23)	(0.20)	(0.52)	(0.20)	(0.39)

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$11.50		$16.51	$15.12	$22.82	$22.76	$16.31
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.09	0.03	—	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.69)		(1.01)	3.30	0.17	2.70	6.48

Total from investment operations	(0.64)		(0.92)	3.33	0.17	2.71	6.45
Less distributions from:
Net investment income	—		0.07	0.02	—	—	—
Net realized gain	—		4.02	1.92	7.87	2.65	—

Total distributions	—		4.09	1.94	7.87	2.65	—

Net asset value, end of period	$10.86		$11.50	$16.51	$15.12	$22.82	$22.76

Total return (%)	(5.57	)(a)	(5.31)	22.10	0.70	12.18	39.55
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	(b)	1.09	1.09	1.14	1.23	1.33
Expenses, before waivers and reimbursements	1.52	(b)	1.37	1.50	1.39	1.23	1.33
Net investment income (loss), net of waivers and reimbursements	0.93	(b)	0.52	0.16	(0.02)	0.05	(0.14)
Net investment income (loss), before waivers and reimbursements	0.50	(b)	0.24	(0.25)	(0.27)	0.05	(0.14)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$44,691		$47,118	$146,777	$70,439	$246,176	$237,111
Portfolio turnover rate (%)	81	(b)	102	162	125	50	51

(a)	Total Return is not annualized for periods that are less than one year.
(b)	Rates are annualized for periods that are less than one year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

124 Semi-Annual Report	June 30, 2008

Financial Highlights

Bond Fund

	Class N
	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.31
Net realized and unrealized gain (loss) on investments	(0.14)		0.02

	0.09		0.33
Total from investment operations
Less distributions from:
Net investment income	0.21		0.26
Net realized gain	—		—

Total distributions	0.21		0.26

Net asset value, end of period	$9.95		$10.07

Total return (%)	0.86	(b)	3.38	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	(c)	0.65	(c)
Expenses, before waivers and reimbursements	0.88	(c)	0.81	(c)
Net investment income (loss), net of waivers and reimbursements	4.56	(c)	4.80	(c)
Net investment income (loss), before waivers and reimbursements	4.33	(c)	4.64	(c)

	Class I
	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Net asset value, beginning of year	$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24		0.32
Net realized and unrealized gain (loss) on investments	(0.14)		0.03

	0.10		0.34
Total from investment operations
Less distributions from:
Net investment income	0.22		0.30
Net realized gain	—		—

	0.22		0.30

Total distributions	$9.92		$10.04

Net asset value, end of period	0.94	(b)	3.50	(b)
Total return (%)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	(c)	0.50	(c)
Expenses, before waivers and reimbursements	0.72	(c)	0.67	(c)
Net investment income (loss), net of waivers and reimbursements	4.71	(c)	4.95	(c)
Net investment income (loss), before waivers and reimbursements	4.49	(c)	4.78	(c)

	Periods Ended
	6/30/2008		12/31/2007(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$73,586		$68,483
Portfolio turnover rate (%)	47	(c)	38	(c)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2008	William Blair Funds 125

Financial Highlights

Income Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$9.29		$9.74	$9.83	$10.19	$10.43	$10.62
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.45	0.44	0.47	0.52	0.40
Net realized and unrealized gain (loss) on investments	(0.21)		(0.35)	(0.04)	(0.30)	(0.26)	(0.02)

Total from investment operations	0.01		0.10	0.40	0.17	0.26	0.38
Less distributions from:
Net investment income	0.22		0.55	0.49	0.53	0.50	0.57
Net realized gain	—		—	—	—	—	—

Total distributions	0.22		0.55	0.49	0.53	0.50	0.57

Net asset value, end of period	$9.08		$9.29	$9.74	$9.83	$10.19	$10.43

Total return (%)	(0.13	)(a)	1.08	4.25	1.71	2.61	3.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.95	(b)	0.79	0.74	0.73	0.78	0.77
Expenses, before waivers and reimbursements	0.96	(b)	0.81	0.80	0.73	0.78	0.77
Net investment income (loss), net of waivers and reimbursements	4.72	(b)	4.73	4.54	4.09	4.12	4.09
Net investment income (loss) before waivers and reimbursements	4.71	(b)	4.71	4.48	4.09	4.12	4.09

	Class I
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$9.30		$9.69	$9.82	$10.15	$10.40	$10.62
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.47	0.45	0.52	0.59	0.43
Net realized and unrealized gain (loss) on investments	0.25		(0.34)	(0.04)	(0.33)	(0.31)	(0.04)

Total from investment operations	(0.02)		0.13	0.41	0.19	0.28	0.39
Less distributions from:
Net investment income	0.20		0.52	0.54	0.52	0.53	0.61
Net realized gain	—		—	—	—	—	—

Total distributions	0.20		0.52	0.54	0.52	0.53	0.61

Net asset value, end of period	$9.08		$9.30	$9.69	$9.82	$10.15	$10.40

Total return (%)	(0.13	)(a)	1.36	4.33	1.92	2.79	3.76
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.75	(b)	0.60	0.62	0.58	0.63	0.62
Expenses, before waivers and reimbursements	0.75	(b)	4.91	4.66	4.24	4.27	4.24
Net investment income (loss), net of waivers and reimbursements	4.91	(b)
Net investment income (loss) before waivers and reimbursements	4.91	(b)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$185,231		$204,630	$297,077	$310,496	$294,084	$265,062
Portfolio turnover rate (%)	36	(b)	34	33	41	43	36

(a)	Total return is not annualized for periods that are less than a year.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

126 Semi-Annual Report	June 30, 2008

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.05	0.04	0.03	0.01	0.01

Total from investment operations	0.01		0.05	0.04	0.03	0.01	0.01
Less distributions from:
Net investment income	0.01		0.05	0.04	0.03	0.01	0.01

Total distributions	0.01		0.05	0.04	0.03	0.01	0.01

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	1.40	(a)	4.75	4.47	2.62	0.80	0.66
Ratios to average daily net assets (%)
Expenses	0.62	(b)	0.63	0.63	0.64	0.65	0.66
Net investment income (loss)	2.78	(b)	4.63	4.38	2.57	0.80	0.66
Supplemental data:
Net assets at end of period (in thousands)	$1,488,726		$1,399,537	$1,195,593	$1,091,854	$1,092,940	$1,153,932

(a)	Total return is not annualized for periods less than one year.
(b)	Rates are annualized for periods that are less than one year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 127

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2007	Principal, William Blair & Company, L.L.C.	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	18	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

128 Semi-Annual Report	June 30, 2008

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

June 30, 2008	William Blair Funds 129

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President Vice President	Since 2007 2006-2007	Principal, William Blair & Company, L.L.C. Associate William Blair & Company, L.L.C.	N/A

Michael P. Balkin, 1959	Vice President	Since 2008	Associate William Blair & Company, L.L.C. former Chief Investment Officer, Magnetar Investment Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

130 Semi-Annual Report	June 30, 2008

Renewal of the Fund’s Management Agreement

On April 29, 2008, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Growth Portfolio, the William Blair Tax-Managed Growth Portfolio, the William Blair Large Cap Growth Portfolio, the William Blair Small Cap Growth Portfolio, the William Blair Mid Cap Growth Portfolio, the William Blair Small-Mid Cap Growth Portfolio, the William Blair International Growth Portfolio, the William Blair International Equity Portfolio, the William Blair International Small Cap Growth Portfolio, the William Blair Emerging Markets Growth Portfolio, the William Blair Value Discovery Portfolio, the William Blair Income Portfolio and the William Blair Ready Reserves Portfolio. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 29, 2008 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Portfolio. The Lipper peer group for each Portfolio consisted of a group of funds with a similar investment style as classified by Lipper and asset size as the Portfolio. The Lipper peer universe for each Portfolio included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. For all Portfolios (except the Ready Reserves Portfolio which does not have an applicable Morningstar category), the Independent Trustees also received information provided by the Advisor on the average performance of the applicable Morningstar style category for each Portfolio and each Portfolio’s relative rank within the applicable Morningstar category. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to a relevant index or indices; (iii) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the information provided and answered questions from the Independent Trustees.

On April 24 and 29, 2008, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Portfolios, in each case other than the Growth Portfolio, since the inception of the Portfolios. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best

June 30, 2008	William Blair Funds 131

interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board considered biographical information about each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio.

The Board reviewed information on the performance of each Portfolio for the one, three, five and ten (or since inception) year periods ended December 31, 2007, as applicable, along with performance information of a relevant securities index or indices and the applicable peer universe of funds with comparable investment strategies from the Lipper database. In reviewing the performance information provided, the Board considered the volatility in the global markets, including the affect of the U.S. subprime crisis on general market performance, since they most recently considered the continuation of the Management Agreement. The Board noted that the Growth Portfolio, the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the International Growth Portfolio, the International Equity Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Value Discovery Portfolio and the Ready Reserves Portfolio performed satisfactorily relative to their Lipper peer universe and benchmark indices over the periods reviewed; however, the Board did note that the Growth Portfolio, the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the International Equity Portfolio and the Value Discovery Portfolio each performed below the median of its Lipper peer universe in certain of the periods reviewed, but that no Portfolio performed in the bottom quintile in any period reviewed. The Tax-Managed Growth Portfolio performed above the median of its Lipper peer universe and better than its benchmark index for the three year period, but underperformed relative to its Lipper peer universe and benchmark index for the one and five year periods. The Board noted that the Portfolio had positive absolute performance in all periods reviewed and that many funds in the peer universe do not have a similar tax-managed investment style. The Small Cap Growth Portfolio performed above the median of its Lipper peer universe and better than its benchmark index for the five year period, but underperformed relative to its Lipper peer universe and benchmark index for the one and three year periods. The Large Cap Growth Portfolio and the Income Portfolio underperformed relative to their Lipper peer universe and benchmark indices over all the periods reviewed. The Board discussed the underperformance of the Small Cap Growth Portfolio, the Large Cap Growth Portfolio and the Income Portfolio with the Advisor and considered the actions that have been taken and are being considered to address underperformance, including the Advisor’s efforts to restructure its research department, the addition of a new portfolio manager for the Large Cap Growth Portfolio and the reduction in non-agency mortgage-backed securities held by the Income Portfolio.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of the Lipper peer group and the Lipper peer universe for each Portfolio. The Board considered that the Advisor had proposed to limit total expenses for the William Blair Tax-Managed Growth Portfolio, the William Blair Large Cap Growth Portfolio, the William Blair Small Cap Growth Portfolio, the William Blair Mid Cap Growth Portfolio, the William Blair Small-Mid Cap Growth Portfolio, the William Blair International Growth Portfolio, the William Blair International Equity Portfolio, the William Blair International Small Cap Growth Portfolio, the William Blair Emerging Markets Growth Portfolio, the William Blair Value Discovery Portfolio and the William Blair Income Portfolio. For each Portfolio, the Board also reviewed amounts charged by the Advisor to other registered funds, including other Portfolios in the Fund and funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board considered the Advisor’s statement that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) the management fees for separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Portfolios’ advisory fees because they reflect significantly different economics than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the Growth Portfolio, the Tax-Managed Growth Portfolio, the Large Cap Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Income Portfolio and the Ready Reserves Portfolio were below or within an acceptable range of the average advisory fees of their peer group and peer universe. The Board also noted that the advisory fees for the Mid Cap Growth Portfolio, the Small-Mid Cap Growth Portfolio, the International Equity Portfolio and the Value Discovery Portfolio were within an acceptable range of the average advisory fees of their peer group and peer universe after giving effect to the expense limitation in effect in 2007. Finally, the Board noted that the advisory fees for the Small Cap Growth Portfolio and

132 Semi-Annual Report	June 30, 2008

the International Growth Portfolio were above the average advisory fees of their peer group and peer universe, but that such advisory fees were within an acceptable range of the average advisory fees of their peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with any applicable existing or proposed expense limitation, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule where applicable, the Portfolio’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including non-advisory fee revenue from the Portfolios in the form of shareholder administration fees, shareholder service fees and/or distribution fees and the payment of some or all of those revenues to third parties, soft dollars, which pertain primarily to the Portfolios investing in equity securities, and favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

Approval of the Emerging Leaders Growth Portfolio’s Management Agreement

On February 21, 2008, the Board, including the Independent Trustees, approved the Fund’s Management Agreement with the Advisor, on behalf of the Emerging Leaders Growth Portfolio of the Fund. The Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio manager, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Portfolio and the estimated expense ratios for each share class and reviewed information comparing the advisory fee and the estimated expense ratios for each share class to separate Lipper peer groups. The peer group for Class I shares of the Portfolio consisted of other no-load retail emerging markets growth funds and the peer group for Institutional Class shares of the Portfolio consisted of other institutional emerging markets growth funds. The Board considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for each share class of the Portfolio.

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was below the median of the peer group for Class I shares and at the median of the peer group for Institutional Class shares. The Board also reviewed the Advisor’s fee schedule for its emerging markets separate accounts that included breakpoints. On the basis of the information provided, the Board concluded that the proposed advisory fee, coupled with the Advisor’s expense limitation agreement, was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

June 30, 2008	William Blair Funds 133

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee was reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratios and the Advisor’s agreement to limit expenses, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

134 Semi-Annual Report	June 30, 2008

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

June 30, 2008	William Blair Funds 135

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Portfolio), service fees (for Class N shares of Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio and Class I shares of the Emerging Leaders Growth Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

136 Semi-Annual Report	June 30, 2008

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$929.10	$5.76	1.20%
Class N—hypothetical 5% return	1,000.00	1,018.90	6.02	1.20
Class I—actual return	1,000.00	930.10	4.22	0.88
Class I—hypothetical 5% return	1,000.00	1,020.49	4.42	0.88
Tax-Managed Growth Fund
Class N—actual return	1,000.00	910.20	6.27	1.32
Class N—hypothetical 5% return	1,000.00	1,018.30	6.62	1.32
Class I—actual return	1,000.00	911.20	5.08	1.07
Class I—hypothetical 5% return	1,000.00	1,019.54	5.37	1.07
Large Cap Growth Fund
Class N—actual return	1,000.00	914.90	5.86	1.23
Class N—hypothetical 5% return	1,000.00	1,018.75	6.17	1.23
Class I—actual return	1,000.00	916.20	4.67	0.98
Class I—hypothetical 5% return	1,000.00	1,019.99	4.92	0.98
Small Cap Growth Fund
Class N—actual return	1,000.00	836.50	6.76	1.48
Class N—hypothetical 5% return	1,000.00	1,017.50	7.42	1.48
Class I—actual return	1,000.00	837.60	5.39	1.18
Class I—hypothetical 5% return	1,000.00	1,019.00	5.92	1.18
Mid Cap Growth Fund
Class N—actual return	1,000.00	925.10	6.51	1.36
Class N—hypothetical 5% return	1,000.00	1,018.10	6.82	1.36
Class I—actual return	1,000.00	926.40	5.32	1.11
Class I—hypothetical 5% return	1,000.00	1,019.34	5.57	1.11
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	876.30	6.34	1.36
Class N—hypothetical 5% return	1,000.00	1,018.10	6.82	1.36
Class I—actual return	1,000.00	877.60	5.18	1.11
Class I—hypothetical 5% return	1,000.00	1,019.34	5.57	1.11
Global Growth Fund
Class N—actual return	1,000.00	922.10	7.41	1.55
Class N—hypothetical 5% return	1,000.00	1,017.16	7.77	1.55
Class I—actual return	1,000.00	923.30	6.22	1.30
Class I—hypothetical 5% return	1,000.00	1,018.40	6.52	1.30
International Growth Fund
Class N—actual return	1,000.00	883.60	6.37	1.36
Class N—hypothetical 5% return	1,000.00	1,018.10	6.82	1.36
Class I—actual return	1,000.00	884.80	4.97	1.06
Class I—hypothetical 5% return	1,000.00	1,019.59	5.32	1.06
International Equity Fund
Class N—actual return	1,000.00	889.90	6.77	1.44
Class N—hypothetical 5% return	1,000.00	1,017.70	7.22	1.44
Class I—actual return	1,000.00	890.80	5.64	1.20
Class I—hypothetical 5% return	1,000.00	1,018.90	6.02	1.20

June 30, 2008	William Blair Funds 137

	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid during Period(a)	Annualized Expense Ratio
International Small Cap Growth Fund
Class N—actual return	$1,000.00	$927.00	$7.52	1.57%
Class N—hypothetical 5% return	1,000.00	1,017.01	7.87	1.57
Class I—actual return	1,000.00	928.80	5.99	1.25
Class I—hypothetical 5% return	1,000.00	1,018.65	6.27	1.25
Emerging Markets Growth Fund
Class N—actual return	1,000.00	844.90	7.66	1.67
Class N—hypothetical 5% return	1,000.00	1,016.56	8.37	1.67
Class I—actual return	1,000.00	846.30	6.43	1.40
Class I—hypothetical 5% return	1,000.00	1,017.90	7.02	1.40
Emerging Leaders Growth Fund
Class I—actual return (Since inception)(b)	1,000.00	963.00	4.74	1.40
Class I—hypothetical 5% return (6 month period)	1,000.00	1,017.90	7.02	1.40
Value Discovery Fund
Class N—actual return	1,000.00	943.40	6.23	1.29
Class N—hypothetical 5% return	1,000.00	1,018.45	6.47	1.29
Class I—actual return	1,000.00	944.30	5.27	1.09
Class I—hypothetical 5% return	1,000.00	1,019.44	5.47	1.09
Bond Fund
Class N—actual return	1,000.00	1,008.70	3.25	0.65
Class N—hypothetical 5% return	1,000.00	1,021.63	3.27	0.65
Class I—actual return	1,000.00	1,009.40	2.50	0.50
Class I—hypothetical 5% return	1,000.00	1,022.38	2.51	0.50
Income Fund
Class N—actual return	1,000.00	998.70	4.72	0.95
Class N—hypothetical 5% return	1,000.00	1,020.14	4.77	0.95
Class I—actual return	1,000.00	998.70	3.73	0.75
Class I—hypothetical 5% return	1,000.00	1,021.13	3.77	0.75
Ready Reserves Fund
Class N—actual return	1,000.00	1,014.00	3.10	0.62
Class N—hypothetical 5% return	1,000.00	1,021.78	3.12	0.62

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 182, and divided by 366 (to reflect the one-half year period).
(b)	For the period March 26, 2008 (Commencement of Operations) to June 30, 2008.

138 Semi-Annual Report	June 30, 2008

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Michael P. Balkin, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2008	William Blair Funds 139

WILLIAM BLAIR FUNDS

EQUITY

- Growth Fund
- Tax-Managed Growth Fund
- Large Cap Growth Fund
- Small Cap Growth Fund
- Mid Cap Growth Fund
- Small-Mid Cap Growth Fund
- Value Discovery Fund

GLOBAL EQUITY

- Global Growth Fund

INTERNATIONAL EQUITY

FIXED-INCOME

- Bond Fund
- Income Fund

MONEY MARKET

- Ready Reserves Fund

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

WILLIAM BLAIR FUNDS

INSTITUTIONAL SEMI-ANNUAL REPORT

JUNE 30, 2008

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2008	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

The first half of 2008 was marked by volatile and negative global equity markets, as concern increased about the prospects for a U.S. and global recession, the financial crisis expanded in developed markets and energy and commodity prices increased, raising the specter of inflation. While global equity markets appeared to stabilize in April and May following the rescue of Bear Stearns and the U.S. Federal Reserve Bank intervention in late March, they fell over 8% in June alone, due to continued concerns about persistently high energy and commodity prices and their impact on the already weakened developed markets consumer, the prospects for increased inflationary pressures globally, and continued losses within the financial industry. Given this backdrop, global equity markets were down (1.49)% during the second quarter and (10.62)% year to date.

All broad equity markets were negative during the second quarter, as the EAFE Index fell (2.43)%, Emerging Markets declined (1.58)%, the U.S. fell (1.60)% and developed non-US small cap was down (3.57)%. Despite broad based negative results, Latin America, Emerging Markets Europe, Mid-East and Africa (EMEA), Developed Asia and Canada all were in positive territory. Year to date, the best performing regions included Latin America and Canada, which were up 8.58% and 3.06%, respectively, while Emerging Asia led the decline, falling (22.29)%, followed by Europe Ex-U.K. and Pacific Ex-Japan, which were down (12.75)% and (12.19)%, respectively.

There was wide dispersion amongst sector returns during the second quarter, as energy and commodity-related sectors performed well, up 19.29% and 7.96%, respectively as did the more defensive-oriented Utilities sector, which returned 3.55%. Leading the worst performing sectors was Financials, which fell (11.66)%, followed by a (8.40)% Consumer Discretionary return. As a result, year to date Financials and Consumer Discretionary were down (22.14)% and (17.09)%, respectively, while Energy and Materials were up 8.99% and 5.06%, respectively.

Outlook

As uncertainty in the Financial sector has deepened, the relentless rise in energy prices has delivered a shock to financial market confidence because it may exacerbate the global slowdown, raise inflation risk, and at the same time reduce the ability of conventional policies to treat economic weakness. There is evidence of intensifying weakness in consumer and business sentiment throughout developed economies. Businesses are reporting increased input cost and margin pressure as they struggle to pass on more and more pricing through the goods and services chain. Both alternatives have negative consequences. Official figures are showing rising inflation even as critics complain that government statistical agencies are understating price pressure.

Equity market psychology is beset by fears about growth, margin pressure, and (particularly in emerging markets) interest rates. At the same time, the Financial sector crisis in the U.S. and Europe shows no signs of abating. Even the market’s leadership sectors, Energy and Materials, are beginning to reflect diminishing confidence over the sustainability of price-driven growth. If it’s not a worst-case scenario, it’s at least an unnerving sequence of events.

In the near term, it could get worse. Several other candidates for ‘event risk’ are plausible: hostilities over the Iranian nuclear program, a major U.S. or European regional bank failure, or a significant non-financial bankruptcy in the U.S.. Any of these events could further impact growth prospects in the G7 economies, particularly the U.S. at the same time, investors continue to fear that commodity prices are insensitive to the global growth outlook—in other words, uncontrollable.

2 Semi-Annual Report	June 30, 2008

On the other hand, two possibilities hold the key to breaking the slide in market expectations: a commodity price correction or signs of stabilization in the U.S. housing market.

Emerging market economies may hold the key to expectations of change in the inflation outlook. Patterns of growth in infrastructure and resource investment in emerging markets have led to persistent upward demand pressure in key commodities in the face of a developed market slowdown. Power shortages and transport bottlenecks have magnified the impact of commodity shortages worldwide, but particularly in China. If the Chinese economy slows markedly in the next several months—or if China’s import intensity of oil and bulk commodities diminishes for logistic reasons—a commodity correction could lower the level of inflation anxiety around the world.

An alternative recovery scenario could come from the emergence of a more stable outlook in the U.S. housing market. If and as U.S. home prices create a level of affordability that stimulates demand, we will have set the stage for a recovery in confidence in the real estate market that could in turn start to build a base of confidence in the U.S. equity market as a whole.

Whenever and in whatever form it may appear, any positive change in market expectations will be set against a solidly risk-averse attitude and attractive valuations, with global equities having fallen from 16.3x forward earnings at last year’s market peak to a current multiple of 12.7x. Comparisons between equity free cash flow yields and bond yields suggest a similar conclusion. In addition, developed market bonds have outperformed stocks over an extended period of time, an anomaly that in the past has suggested strong equity returns ahead.

Recent headlines have highlighted 20% market declines as establishing ‘bear market’ trends around the globe. However it’s worth keeping in mind that bear markets don’t begin after 20% declines; they begin before 20% declines. We are probably not ready to see the market resolve the tension between negative momentum and positive valuation yet, but open-ended extrapolation of both recession and inflation is only sustainable on a temporary basis.

June 30, 2008	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted an (11.35)% decrease on a total return basis for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (10.33)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund approximated the MSCI ACWI Ex-U.S. IMI (net) and MSCI ACWI Ex-U.S. Indices (gross) during the second quarter and slightly trailed them year to date. Year to date, strong stock selection in Consumer Staples, Energy, Health Care, Industrials, Information Technology, and Materials augmented results. In particular, the Fund’s agriculture-related holdings and European Consumer Staples holdings performed well as did the Fund’s energy services and U.K. holdings. Within Health Care, the Fund’s stock selection in Europe and Japan was additive, while commodity trading and wind-related alternative energy companies augmented Industrials performance. Information Technology stock selection was strong in the U.K. and Latin America, while fertilizer and iron ore companies within Materials drove results. Despite strong stock selection across most sectors, however, the Fund’s underweighting in the strongly performing Energy and Materials stocks was the primary detractor from results, only somewhat mitigated by its underweighted Financials and overweighted Health Care positioning. Regionally European stock selection was strong, while Developed Asia stock selection and positioning hampered performance.

What is your current strategy? How is the Fund positioned?

Since year-end, the Fund’s weighting in Japan increased at the expense of Developed Asia Ex-Japan, while Europe Ex-U.K. increased at the expense of U.K. Consumer Discretionary and Information Technology stocks. We significantly decreased the Fund’s exposure in China and India, particularly in the Consumer Discretionary and Financials sectors, due to concerns about an increasing interest rate environment and inflationary pressures on margins, with a portion of these proceeds reinvested in Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America. From a sector perspective, the Fund’s Consumer Discretionary and Financials holdings were decreased significantly, while Health Care, Industrials and Materials were increased.

4 Semi-Annual Report	June 30, 2008

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/08

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	(11.35)%	(6.10)%	16.12%	19.17%	17.17%
MSCI AC World Ex-U.S. IMI Index (net)	(10.33)	(7.46)	15.52	19.14	17.20
MSCI AC World Ex-U.S. Index (gross)	(9.84)	(6.20)	16.16	19.42	18.00
(a)	For the period from July 26, 2002 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net)represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—31.5%
Austria—1.2%
Raiffeisen International Bank (Commercial banks)	145,683	$18,509
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	42,615	4,568

		23,077

Denmark—3.2%
FLSmidth & CO A/S (Construction & engineering)	87,200	9,527
Novo-Nordisk A/S (Pharmaceuticals)	545,775	35,929
*Vestas Wind Systems A/S (Electrical equipment)	109,850	14,302

		59,758

Finland—0.8%
Nokian Renkaat OYJ (Auto components)	310,850	14,744

France—3.3%
April Group S.A. (Insurance)	99,300	5,797
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	127,406	8,498
*Eurazeo (Diversified financial services)	101,158	10,764
Iliad S.A. (Diversified telecommunication services)	76,000	7,362
Klepierre (Real estate investment trusts)	8,464	424
*Orpea (Health care providers & services)	104,866	5,174
Veolia Environnement (Multi-utilities)	432,930	24,169

		62,188

Germany—5.7%
Bauer AG (Construction & engineering)	65,600	6,326
Beiersdorf AG (Personal products)	279,000	20,483
Colonia Real Estate AG (Real estate management & development)	123,553	1,372
CTS Eventim AG (Media)	121,000	4,853
Deutsche Boerse AG (Diversified financial services)	14,569	1,647
E. ON AG (Electric utilities)	148,600	29,949
*Manz Automation AG (Semiconductors & semiconductor equipment)	12,023	3,111
*Q-Cells AG (Electrical equipment)	141,520	14,336
*Roth & Rau AG (Electronic equipment)	10,932	2,371
Solarworld AG (Electrical equipment)	217,800	10,365
Stada Arzneimittel AG (Pharmaceuticals)	110,200	7,917
*Wire Card AG (IT services)	436,600	5,596

		108,326

Greece—1.2%
Coca-Cola Hellenic Bottling S.A. (Beverages)	228,199	6,209
Jumbo S.A. (Leisure equipment & products)	191,100	5,379
National Bank of Greece S.A. (Commercial banks)	220,715	9,934

		21,522

Ireland—0.5%
*ICON plc—ADR (Life sciences tools & services)	80,500	6,079
United Drug plc (Health care providers & services)	727,300	4,038

		10,117

Issuer	Shares	Value

Common Stocks—Europe—31.5%—(continued)
Italy—2.8%
Danieli SpA—Officine Meccaniche Danieli & C. (Machinery)	114,690	$4,261
Saipem SpA (Energy equipment & services)	924,300	43,200
Trevi Finanziaria SpA (Construction & engineering)	192,300	4,906

		52,367

Luxembourg—2.3%
ArcelorMittal (Metals & mining)	252,200	24,801
Millicom International Cellular S.A.(Wireless telecommunication services)†	171,700	17,771

		42,572

Netherlands—0.7%
*Qiagen NV (Life sciences tools & services)	474,200	9,600
*Smartrac NV (Electronic equipment & instruments)	98,200	3,279

		12,879

Norway—0.0%
*Electromagnetic GeoServices AS (Energy equipment & services)	86,800	657

Spain—2.7%
Banco Santander S.A. (Commercial banks)	953,700	17,399
Grifols S.A. (Biotechnology)	582,494	18,553
*Iberdrola Renovables (Independent power producers & energy traders)	769,700	5,930
Tecnicas Reunidas S.A. (Construction & engineering)	116,300	9,720

		51,602

Switzerland—7.1%
*ABB Ltd. (Electrical equipment)	1,576,652	44,628
*Actelion Ltd. (Biotechnology)	234,100	12,488
*Barry Callebaut AG (Food products)	5,010	3,249
Burckhardt Compression Holding AG (Machinery)	13,800	4,174
EFG International (Capital markets)	109,706	2,986
Kuehne & Nagel International AG (Marine)	190,829	18,057
*Meyer Burger Technology AG (Machinery)	6,600	1,967
Nestle SA (Food products)	774,990	33,987
Partners Group Global Opportunities, Ltd. (Capital markets)	56,150	7,726
*Temenos Group AG (Software)	164,478	5,061

		134,323

United Kingdom—17.3%
Amlin plc (Insurance)	2,207,755	10,964
Ashmore Group plc (Capital markets)	644,200	2,761
*Autonomy Corporation plc (Software)	629,400	11,282
Aveva Group plc (Software)	130,500	3,986
BG Group plc (Oil, gas & consumable fuels)	1,351,220	35,115
*Blinkx plc (Internet software & services)	2,374,700	778
BlueBay Asset Management plc (Capital markets)	362,100	1,609
Capita Group plc (Commercial services & supplies)	1,546,270	21,093
Chemring Group plc (Aerospace & defense)	128,700	6,038

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2008

Institutional International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—31.5%—(continued)
United Kingdom—(continued)
Detica Group plc (IT services)	624,600	$3,278
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	888,580	3,216
Man Group plc (Capital markets)	1,311,342	16,199
Reckitt Benckiser plc (Household products)	565,650	28,570
*Rolls-Royce Group plc (Aerospace & defense)	2,604,743	17,605
Rotork plc (Electronic equipment & instruments)	441,500	9,600
Serco Group plc (Commercial services & supplies)	864,400	7,671
Tesco plc (Food & staples retailing)	4,342,000	31,759
Tullow Oil plc (Oil, gas & consumable fuels)	851,680	16,184
Vodafone Group plc (Wireless telecommunication services)	16,193,532	47,712
VT Group plc (Aerospace & defense)	701,200	8,810
The Weir Group plc (Machinery)	436,100	8,109
*Wellstream Holdings plc (Energy equipment & services)	309,100	7,989
Xstrata plc (Metals & mining)	342,500	27,284

		327,612

Japan—14.4%
Aeon Mall Co., Ltd. (Real estate management & development)	412,100	12,191
Denso Corporation (Auto components)	423,500	14,586
FANUC Ltd. (Machinery)	314,000	30,708
Jupiter Telecommunications Co., Ltd. (Media)	13,175	10,220
*K.K. DaVinci Advisors (Real estate management & development)	9,129	6,311
Komatsu Ltd. (Machinery)	1,103,300	30,811
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	61,707	1,454
Mitsubishi Corporation (Trading companies & distribution)	992,400	32,700
Mitsui & Co., Ltd. (Trading companies & distributors)	1,571,000	34,674
Nintendo Co., Ltd. (Software)	80,500	45,649
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	974,000	16,930
Nitori Company Ltd. (Specialty retail)	112,180	5,763
So-net M3, Inc. (Health care technology)	1,499	5,756
Suruga Bank (Commercial banks)	1,155,000	15,038
Toyota Boshoku Corporation (Auto Components)	392,300	10,520

		273,311

Asia—10.9%
Australia—5.0%
Macquarie Bank, Ltd. (Capital markets)	515,224	23,986
QBE Insurance Group Limited (Insurance)	937,800	20,164
Woolworths Limited (Food & staples retailing)	1,439,156	33,726
WorleyParsons, Ltd. (Energy equipment & services)	483,693	17,526

		95,402

Issuer	Shares	Value

Common Stocks—Asia—10.9%—(continued)
Hong Kong—2.7%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	1,175,100	$8,882
Esprit Holdings Ltd. (Specialty retail)	1,704,100	17,744
Honk Kong Exchanges & Clearing Limited (Diversified financial services)	792,100	11,603
Noble Group Limited (Trading companies & distributors)	7,681,560	13,445

		51,674

Singapore—3.2%
Capitaland, Ltd. (Real estate management & development)	6,109,300	25,672
Olam International, Ltd. (Food & staples retailing)	6,069,400	10,827
Raffles Education Corp. Ltd. (Diversified consumer services)	6,652,000	5,532
Wilmar International Ltd. (Food products)	4,750,000	17,650

		59,681

Emerging Latin America—6.7%
Brazil—5.5%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	385,700	6,472
Bolsa de Mercadorias & Futuros (Diversified financial services)	179,100	1,536
Bovespa Holding S.A. (Diversified financial services)	1,010,900	12,549
*BR Malls Participacoes S.A. (Real estate management & development)	665,100	6,431
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	691,600	24,773
Cyrela Brazil Realty S.A. (Household durables)	410,400	5,668
*GP Investments Ltd. (Diversified financial services)	426,400	5,171
*GVT Holding S.A. (Diversified telecommunication services)	349,100	8,493
Localiza Rent a Car S.A. (Road & rail)	30,000	331
Lojas Renner S.A. (Multiline retail)	173,400	3,448
*Lupatech S.A. (Machinery)	86,200	3,226
*MMX Mineracao e Metalicos S.A. (Metals & mining)	410,500	12,675
Redecard S.A. (IT services)	627,700	12,134
Totvs S.A. (Software)	44,900	1,467

		104,374

Chile—0.4%
*Cencosud S.A.—ADR 144A (Specialty retail)	172,600	7,787

Mexico—0.8%
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	129,500	7,586
Banco Compartamos S.A. de C.V. (Consumer finance)	1,019,000	3,814
*Megacable Holdings S.A.B. de C.V. (Diversified telecommunication services)	1,418,500	4,125

		15,525

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—6.3%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Media)†	47,500	$4,300

Egypt—1.4%
Egyptian Financial Group- Hermes Holding (Capital markets)	686,500	6,203
El Ezz Steel Rebars SAE (Metals & mining)	244,700	3,704
*ELSewedy Cables Holding Company (Electrical Equipment)	260,300	6,471
Orascom Construction Industries (Construction & engineering)	156,100	10,617

		26,995

Georgia—0.1%
Bank of Georgia—GDR (Commercial banks)	99,400	2,286

Israel—0.6%
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	256,800	11,761

Poland—0.4%
*Central European Distribution Corporation—ADR (Beverages)	111,200	8,246

Russia—1.2%
*LSR Group O.J.S.C.—GDR (Real estate management & development)	381,000	5,844
Sberbank—CLS (Commercial banks)	2,417,300	7,619
*X5 Retail Group N.V.—GDR (Food & staples retailing)	243,708	8,169
*X5 Retail Group N.V.—GDR 144A (Food & staples retailing)	35,750	1,205

		22,837

South Africa—1.0%
MTN Group, Ltd. (Wireless telecommunication services)	980,823	15,526
Wilson Bayly Holmes-Ovcon (Construction & engineering)	245,400	3,456

		18,982

Turkey—0.4%
BIM Birlesik Magazalar AS (Food & staples retailing)	209,400	8,006

United Arab Emirates—0.9%
DP World Ltd. (Marine)†	10,725,100	9,224
Lamprell plc (Energy equipment & services)	681,400	7,752

		16,976

Emerging Asia—6.2%
India—3.2%
Asian Paints Limited (Chemicals)	169,600	4,548
*Bharti Airtel Ltd. (Wireless telecommunication services)	506,000	8,519
Financial Technologies Ltd. (Software)	112,200	4,402
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	312,300	4,624

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.2%—(continued)
India—(continued)
Housing Development Finance Corp. (Thrifts & mortgage finance)	142,200	$6,510
Infosys Technologies Limited (IT services)	392,800	15,943
Vedanta Resources plc (Metals & mining)	371,000	16,022

		60,568

Indonesia—0.5%
PT Bank Rakyat Indonesia (Commercial banks)	10,367,000	5,759
PT United Tractors Tbk (Machinery)	3,683,500	4,862

		10,621

Malaysia—0.7%
KNM Group Bhd (Energy equipment & services)	2,470,000	4,807
Kuala Lumpur Kepong Bhd (Food products)	1,394,900	7,531
Zelan Bhd (Construction & engineering)	1,764,500	1,120

		13,458

South Korea—1.1%
LG Household & Health Care Ltd. (Household products)	31,520	6,173
MegaStudy Co., Ltd. (Diversified consumer services)	21,600	6,818
*NHN Corp. (Internet software & services)	43,720	7,619

		20,610

Taiwan—0.7%
Hon Hai Precision Industry (Electronic equipment & instrument)	1,251,207	6,153
Mediatek Inc. (Semiconductors & semiconductor equipment)	623,426	7,177

		13,330

Canada—5.3%
Canadian Western Bank (Commercial banks)†	220,500	5,352
*FNX Mining Company, Inc. (Metals & mining)	255,100	6,029
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	208,100	5,349
Potash Corporation of Saskatchewan Inc. (Chemicals)	155,500	35,543
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	689,000	26,730
Shoppers Drug Mart Corp. (Food & staples retailing)	393,300	21,557

		100,560

Total Common Stock—98.6% (cost $1,588,655)		1,869,034

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2008

Institutional International Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—0.1%
Banco Sofisa S.A. (Commercial banks)	440,100	$2,279

Total Preferred Stock—0.1% (cost $2,663)		2,279

Investment in Affiliate
William Blair Ready Reserves Fund	2,965,611	2,966

Total Investment in Affiliate—0.2% (cost $2,966)		2,966

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333% due 7/1/08	$10,091	10,091
Prudential Funding Demand Note, VRN 2.430% due 7/1/08	5,600	5,600

Total Short-term Investments—0.8% (cost $15,691)		15,691

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.2%
Financials	15.7%
Consumer Staples	13.6%
Information Technology	9.2%
Materials	8.4%
Energy	7.4%
Consumer Discretionary	7.2%
Telecommunication Services	7.1%
Health Care	6.5%
Utilities	3.7%

Total	100.0%

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $3,432, collateralized by FNMA Note, 4.120% due 5/6/13	$3,432	$3,432

Total Repurchase Agreement—0.2% (cost $3,432)		3,432

Total Investments—99.9% (cost $1,613,407)		1,893,402
Cash and other assets, less liabilities—0.1%		2,573

Net assets—100.0%		$1,895,975

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	20.1%
British Pound Sterling	18.8%
Japanese Yen	14.6%
United States Dollar	8.5%
Swiss Franc	7.2%
Australian Dollar	5.1%
Brazilian Real	4.4%
Singapore Dollar	3.9%
Canadian Dollar	3.5%
Danish Krone	3.2%
Indian Rupee	2.4%
Hong Kong Dollar	2.0%
Egyptian Pound	1.4%
South Korean Won	1.1%
South African Rand	1.0%
All other currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 9

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted an (11.11)% decrease on a total return basis for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined (10.33)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund slightly trailed the MSCI ACWI Ex-U.S. IMI (net) and MSCI ACWI Ex-U.S. (gross) Indices during the second quarter and year to date. Year to date the Fund added significant value in Energy and Materials as well as in most developed markets. Within Energy the Fund’s stock selection in the U.K. added value, as did its energy services holdings overall, while Materials stock selection was bolstered by a focus on fertilizer, iron ore and steel. In addition, the Fund had positive stock selection in Financials, Health Care and Industrials, which was additive to results. From a regional perspective, the Fund’s Japanese holdings outperformed due to strong Financials performance, coupled with the weighting and performance in Information Technology. European stock selection was augmented by the Fund’s weighting and stock selection in European Consumer Staples, Energy, Health Care, and Industrials stocks, in addition to its underweighted Financials allocation. U.K. value added resulted from Information Technology and Energy weightings and stock selection. However, these positives were mitigated by general sector and developed markets allocations, as the Fund’s underweighting in the strong Energy and Materials sectors and overweighting in Industrials and Consumer Staples more than offset positive stock selection.

What is your current strategy? How is the Fund positioned?

Since year-end holdings in Japan, Europe and Emerging Market Europe, Mid-East and Africa (EMEA) were increased at the expense of Developed and Emerging Asia. From a sector perspective, we decreased exposure in Consumer Discretionary and Financials both in developed and emerging markets, as increasing interest rates and inflationary pressures in emerging markets began to hamper margins with proceeds invested in Industrials, Materials and Telecommunication Services.

10 Semi-Annual Report	June 30, 2008

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	Since Inception(a)
Institutional International Equity Fund	(11.11)%	(4.19)%	14.29%	12.49%
MSCI AC World Ex-U.S. IMI Index (net)	(10.33)	(7.46)	15.52	14.17
MSCI AC World Ex-U.S. Index (gross)	(9.84)	(6.20)	16.16	14.60
(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index (gross) is an unmanaged index that includes developed and emerging markets and reduced Japanese portion.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI All Country World (ACW) Ex-U.S. (gross) to the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. IMI (net)represents a broader range of markets then the MSCI ACW Ex-U.S. (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—29.6%
Austria—0.6%
Raiffeisen International Bank (Commercial banks)	29,225	$3,713

France—5.4%
Eurazeo (Diversified financial services)	36,757	3,911
Iliad S.A. (Diversified telecommunication services)	37,208	3,605
Schneider Electric S.A. (Electrical equipment)	86,800	9,338
Millicom International Cellular S.A. (Wireless telecommunication services)†	54,100	5,599
Veolia Environnement (Multi-utilities)	175,627	9,805

		32,258

Denmark—3.5%
FLSmidth & CO A/S (Construction & engineering)	28,300	3,092
Novo-Nordisk A/S (Pharmaceuticals)	192,075	12,644
Vestas Wind Systems A/S (Electrical equipment)	41,200	5,364

		21,100

Germany—4.1%
Beiersdorf AG (Personal products)	107,800	7,914
Deutsche Boerse AG (Diversified financial services)	6,036	682
E. ON AG (Electric utilities)	53,100	10,702
Q-Cells AG (Electrical equipment)	53,200	5,389

		24,687

Greece—1.3%
Coca-Cola Hellenic Bottling S.A. (Beverages)	97,936	2,665
National Bank of Greece S.A. (Commercial banks)	111,959	5,039

		7,704

Italy—2.7%
Saipem SpA (Energy equipment & services)	352,700	16,484

Netherlands—2.1%
ArcelorMittal (Metals & mining)	126,500	12,440

Spain—1.7%
Banco Santander S.A. (Commercial banks)	442,500	8,073
*Iberdrola Renovables (Independent power producers & energy traders)	243,699	1,878

		9,951

Switzerland—8.2%
*ABB Ltd. (Electrical equipment)	736,291	20,841
*Actelion (Biotechnology)	70,000	3,734
EFG International (Capital markets)	39,075	1,063
Kuehne & Nagel International AG (Marine)	58,411	5,527
Nestle S.A. (Food products)	285,520	12,521
SGS S.A. (Commercial services & supplies)	3,688	5,259

		48,945

United Kingdom—19.3%
Autonomy Corporation plc (Software)	147,900	2,651
BG Group plc (Oil, gas & consumable fuels)	687,600	17,869
Capita Group plc (Commercial services & supplies)	569,145	7,764

Issuer	Shares	Value

Common Stocks—Europe—29.6%—(continued)
United Kingdom—(continued)
Man Group plc (Capital markets)	539,690	$6,667
NovaTek OAO—GDR (Oil, gas & consumable fuels)	34,850	3,013
Petrofac Limited (Energy equipment & services)	196,800	2,884
Reckitt Benckiser plc (Household products)	282,800	14,284
*Rolls-Royce Group plc (Aerospace & defense)	1,282,561	8,669
Rotork plc (Electronic equipment & instruments)	109,200	2,375
Tesco plc (Food & staples retailing)	1,732,400	12,671
Tullow Oil plc (Oil, gas & consumable fuels)	425,600	8,088
Vodafone Group plc (Wireless telecommunication services)	6,380,809	18,800
Xstrata plc (Metals & mining)	123,795	9,862

		115,597

Japan—14.2%
Aeon Mall Co., Ltd. (Real estate management & development)	133,700	3,955
FANUC Ltd. (Machinery)	113,100	11,061
Jupiter Telecommunications Co., Ltd. (Media)	5,620	4,360
*K.K. DaVinci Advisors (Real estate management & development)	2,180	1,507
Komatsu Ltd. (Machinery)	450,400	12,578
Mitsubishi Corporation (Trading companies & distributors)	369,600	12,179
Mitsui & Co., Ltd. (Trading companies & distributors)	572,000	12,625
Nintendo Co., Ltd. (Software)	30,500	17,296
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	199,000	3,459
Suruga Bank Ltd. (Commercial banks)	469,000	6,106

		85,126

Asia—8.5%
Australia—3.8%
Macquarie Bank, Ltd. (Capital markets)	194,936	9,075
QBE Insurance Group Limited (Insurance)	283,000	6,085
WorleyParsons, Ltd. (Energy equipment & services)	217,500	7,881

		23,041

Hong Kong—1.9%
Esprit Holdings Ltd. (Specialty retail)	745,600	7,764
Honk Kong Exchanges & Clearing Limited (Diversified financial services)	238,500	3,494

		11,258

Singapore—2.8%
Capitaland, Ltd. (Real estate management & development)	2,180,900	9,164
Wilmar International Ltd. (Food products)	2,040,800	7,583

		16,747

Emerging Asia—6.8%
China—0.8%
China Mobile Ltd. (Wireless telecommunication services)	272,000	3,651

See accompanying Notes to Financial Statements.

12 Semi-Annual Report	June 30, 2008

Institutional International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.8%—(continued)
China—(continued)
Mindray Medical International Ltd—ADR (Health care equipment & supplies)	9,700	$362
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	598,000	868

		4,881

India—3.8%
*Bharti Airtel Ltd. (Wireless telecommunication services)	292,807	4,930
Infosys Technologies Limited (IT services)	158,100	6,417
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	87,200	2,854
Vedanta Resources plc (Metals & mining)	199,500	8,616

		22,817

Indonesia—0.4%
PT Bank Rakyat Indonesia (Commercial banks)	4,429,000	2,460

Malaysia—0.6%
Kuala Lumpur Kepong Bhd (Food products)	677,300	3,657

South Korea—0.5%
*NHN Corp. (Internet software & services)	17,700	3,084

Taiwan—0.7%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	827,656	4,070

Canada—5.3%
Potash Corporation of Saskatchewan Inc., (Chemicals)	61,200	13,988
Rogers Communications, Inc., Class “B” (Wireless telecommunication services)	240,200	9,319
Shoppers Drug Mart Corp. (Food & staples retailing)	160,700	8,808

		32,115

Emerging Latin America—4.7%
Brazil—3.6%
Bolsa de Mercadorias & Futuros (Diversified financial services)	52,900	454
Bovespa Holding S.A. (Diversified financial services)	303,800	3,771
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	395,500	14,167
*MMX Mineracao e Metalicos S.A. (Metals & mining)	97,500	3,011

		21,403

Chile—0.4%
*Cencosud S.A.—ADR 144A (Specialty retail)	53,400	2,409

Mexico—0.7%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	1,067,100	4,230

Emerging Europe, Mid-East, Africa—5.7%
Egypt—0.9%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	587,206	5,306

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—5.7%—(continued)
Israel—1.1%
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	138,300	$6,334

South Africa—1.0%
MTN Group, Ltd. (Wireless telecommunication services)	383,146	6,065

Russia—1.9%
*PIK Group—CLS (Real estate development & management)**	95,400	2,576
*PIK Group—Sponsored GDR 144A (Real estate development & management)**	80,300	2,168
Sberbank—CLS (Commercial banks)†	843,000	2,657
Vimpel-Communications—ADR (Wireless telecommunication services)	130,100	3,861

		11,262

United Arab Emirates—0.8%
Aldar Properties PJSC (Real estate management & development)	596,200	2,029
DP World Ltd. (Marine)†	3,220,200	2,769

		4,798

Total Common Stock—94.1% (cost $493,045)		563,942

Investment in Affiliate
William Blair Ready Reserves Fund	6,399,727	6,400

Total Investment in Affiliate—1.0% (cost $6,400)		6,400

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$6,624	6,624
Kitty Hawk Funding Discounted Commercial Paper, 2.850% due 7/1/08	5,000	4,999
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	7,027	7,027
Park Ave Receivables Discounted Commercial Paper, 2.730% due 7/3/08	5,000	5,000
Toyota Credit Puerto Rico Discounted Commercial Paper, 2.120% due 7/3/08	5,000	4,999

Total Short-Term Investments—4.8% (cost $28,650)		28,649

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $1,192, collateralized by FNMA, 4.120% due 5/6/13	$1,165	1,165

Total Repurchase Agreement—0.2% (cost $1,165)		1,165

Total Investments—99.7% (cost $529,260)		600,156
Liabilities, plus cash and other assets—(0.1)%		(524)

Net assets—100.0%		$599,632

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

*Non-income producing securities

† U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN= Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.42% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.7%
Financials	16.0%
Consumer Staples	13.6%
Materials	11.0%
Energy	10.0%
Telecommunication Services	9.9%
Information Technology	7.0%
Health Care	4.7%
Utilities	4.0%
Consumer Discretionary	2.1%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.5%
Euro	18.0%
Japanese Yen	15.1%
U.S. Dollar	10.6%
Swiss Franc	8.7%
Australian Dollar	4.1%
Danish Krone	3.7%
Canadian Dollar	3.2%
Singapore Dollar	3.0%
Hong Kong Dollar	2.8%
Indian Rupee	2.5%
Brazilian Real	1.3%
South African Rand	1.1%
All other currencies	4.4%

Total	100.0%

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2008

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a (7.12)% decrease on a total return basis (Institutional Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined (12.39)%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the MSCI ACWI Ex-U.S. Small Cap (net) and MSCI World Ex-U.S. Small Cap (gross) Indices during the quarter and year to date. Relative results were bolstered by strong stock selection across most sectors. In particular, the Fund’s Consumer Staples, Energy, and Telecommunication Services stocks performed well in both absolute and relative terms. Within Consumer Staples, the Fund’s exposure to agriculture production and beverage wholesaling added value, while Energy stock selection benefited from investments in energy equipment and services companies. Within Telecommunication Services, the Fund benefited from strong results within Latin American holdings. Additional outperformance was achieved through superior stock selection in negative performing sectors year to date, including Consumer Discretionary, Financials, Health Care and Information Technology. The Fund’s stock selection across most regions also added value. Within Asia Ex-Japan, stock selection in Consumer, Energy and Industrials bolstered performance, while in Europe Ex-U.K., the Fund added value across sectors amidst broad sector weakness. Within the U.K. the Fund’s weightings and stock selection in Energy, Financials and Information Technology augmented performance. Somewhat detracting from second quarter results were Materials stock selection, overweighting Consumer Discretionary, underweighting Japan and Western Hemisphere (Canada) stock selection.

What is your current strategy? How is the Fund positioned?

Since year end we reduced the Fund’s holdings in Consumer Discretionary, Financials, Industrials and Telecommunication Services with proceeds invested in Energy and Health Care stocks. At June 30, the Fund maintained significant weightings in Consumer Discretionary, Energy, Health Care and Industrial stocks and underweighted positions in Materials, Consumer Staples and Financials. Regionally, we reduced the Fund’s weighting in Japanese Financials and Consumer stocks as well as Emerging Asia holdings, and increased exposure in Developed Asia, European Health Care and Emerging Markets Europe, Mid-East and Africa (EMEA) Industrials. The Fund’s emerging markets exposure remained relatively stable since year end, although with a heavier weighting in EMEA at the expense of Emerging Asia.

June 30, 2008	William Blair Funds 15

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	(7.12)%	(7.99)%	14.11%
MSCI AC World Ex-U.S. Small Cap Index (net)	(12.39)	(15.91)	11.99
MSCI World Ex-U.S. Small Cap Index (gross)	(9.50)	(17.04)	8.52
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Small Cap Index (gross) is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI World Ex-U.S. Small Cap Index (gross) to the MSCI All Country World (ACW) Ex-U.S. Small Cap Index (net). There are two primary reasons for the change. First, the MSCI ACW Ex-U.S. Small Cap Index (net) represents a broader range of markets then the MSCI World Ex-U.S. Small Cap Index (gross) this range is more representative of the fund’s investment strategy. Secondly, the net indices reflect the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

16 Semi-Annual Report	June 30, 2008

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—37.8%
Austria—1.6%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	67,520	$7,237

Finland—2.5%
Nokian Renkaat OYJ (Auto components)	183,644	8,711
Outotec OYJ (Construction & engineering)	36,500	2,312

		11,023

France—4.4%
April Group S.A. (Insurance)	166,182	9,702
EDF Energies Nouvelles S.A. (Independent power provider & energy trader)	65,165	4,347
*Orpea (Heath care providers & services)	85,926	4,240
*Seloger.com (Media)	74,500	1,728

		20,017

Germany—6.8%
Colonia Real Estate AG (Real estate management & development)	190,840	2,119
CTS Eventim AG (Media)	102,612	4,115
*Manz Automation AG (Semiconductors & semiconductor equipment)	23,407	6,057
*Roth & Rau AG (Electronic equipment & instruments)	9,700	2,104
Strada Arzneimittel AG (Pharmaceuticals)	131,900	9,475
*Wire Card AG (IT services)	517,521	6,634

		30,504

Greece—3.4%
Fourlis Holdings S.A. (Household durables)	213,019	6,246
Jumbo S.A. (Leisure equipment & products)	329,300	9,269

		15,515

Ireland—3.1%
*ICON plc.—ADR (Life science tools & services)	51,400	3,882
*Norkom Group plc (Software)	352,500	804
United Drug plc (Heath care providers & services)	1,657,280	9,202

		13,888

Italy—2.3%
Danieli S.p.A.—Officine Meccaniche Danieli & C. (Machinery)	108,896	4,046
Trevi Finanziaria SpA (Construction & engineering)	255,600	6,521

		10,567

Netherlands—3.3%
*Qiagen NV (Lifesciences tools & services)	630,073	12,756
*Smartrac NV (Electronic equipment & instruments)	58,100	1,940

		14,696

Spain—5.1%
Grifols S.A. (Biotechnology)	558,047	17,774
Tecnicas Reunidas S.A. (Construction & engineering)	63,000	5,265

		23,039

Issuer	Shares	Value

Common Stocks—Europe—37.8%—(continued)
Switzerland—5.3%
Burckhardt Compression Holding AG (Machinery)	13,996	$4,233
*Meyer Burger Technology AG (Machinery)	15,396	4,589
Partners Group Global Opportunities, Ltd. (Capital markets)	68,200	9,383
*Temenos Group AG (Software)	183,980	5,661

		23,866

United Kingdom—19.2%
Amlin plc (Insurance)	1,712,288	8,504
Ashmore Group plc (Capital markets)	435,027	1,864
*Autonomy Corporation plc (Software)	404,700	7,255
Aveva Group plc (Software)	77,400	2,364
*Blinkx plc (Internet software & services)	4,235,401	1,387
*Ceres Power Holdings plc (Electrical equipment)	539,222	2,069
Chemring Group plc (Aerospace & defense)	95,600	4,485
*Climate Exchange plc (Diversified financial services)	62,200	2,355
Detica Group plc (IT services)	726,123	3,811
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	691,464	2,502
Petrofac Limited (Energy equipment & services)	733,800	10,753
Rotork plc (Electronic equipment & instruments)	204,950	4,457
Serco Group plc (Commercial services & supplies)	1,589,340	14,104
Ultra Electronic Holdings plc (Aerospace & defense)	88,750	2,098
VT Group plc (Aerospace & defense)	320,096	4,022
The Weir Group plc (Energy equipment & services)	253,300	4,710
*Wellstream Holdings plc (Energy equipment & services)	370,320	9,572

		86,312

Japan—9.7%
Aeon Mall Co., Ltd. (Real estate management & development)	511,800	15,140
*K.K. DaVinci Advisors (Real estate management & development)	9,111	6,299
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	60,820	1,433
Nitori Company Ltd. (Specialty retail)	131,450	6,753
So-net M3, Inc. (Health care technology)	1,265	4,858
Suruga Bank Ltd. (Commercial banks)	705,200	9,181

		43,664

Asia—9.2%
Australia—0.9%
JB Hi-Fi Limited (Specialty retail)	420,350	4,212

Hong Kong—2.2%
Noble Group Limited (Trading companies & distributors)	5,680,000	9,942

Singapore—6.1%
Olam International, Ltd. (Food & staples retailing)	5,013,700	8,943

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Asia—9.2%—(continued)
Singapore—(continued)
Raffles Education Corp. Ltd. (Diversified consumer services)	10,896,000	$9,061
Straits Asia Resources Limited (Oil, gas, & consumable fuels)	3,569,765	9,264

		27,268

Emerging Europe, Mid-East, Africa—8.1%
Czech Republic - 0.5%
*Central European Media Enterprises Ltd. Class “A” (Media)+	23,600	$2,136

Egypt—1.7%
*ELSewedy Cables Holding Company (Electrical equipment)	170,927	4,249
*Ghabbour Auto (Machinery)	104,500	929
*Orascom Development Holding AG (Hotels, restaurants & leisure)	20,540	2,393

		7,571

Poland—1.5%
*Central European Distribution Corporation—ADR (Beverages)	65,500	4,857
*Cinema City International N.V. (Media)	151,200	1,701

		6,558

South Africa—1.3%
*Eastern Platinum, Ltd. (Metals & mining)	1,440,800	3,956
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	123,370	1,738

		5,694

United Arab Emirates—3.1%
Arabtec Holding Company (Construction & engineering)	1,543,200	6,829
Lamprell plc (Energy equipment & services)	452,100	5,143
*National Central Cooling Company (Building products)	3,024,672	2,027

		13,999

Emerging Asia—5.0%
China—0.4%
Li Ning Co. Ltd. (Leisure equipment & products)	391,373	907
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	692,800	1,006

		1,913

India—1.3%
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	173,400	2,567
Sesa Goa Limited (Metals & mining)	42,500	3,347

		5,914

Indonesia—0.8%
PT United Tractors Tbk (Machinery)	2,853,500	3,766

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—5.0%—(continued)
Malaysia—1.5%
KNM Group Bhd (Energy equipment & services)	1,101,625	$2,144
Kuala Lumpur Kepong Bhd (Food products)	875,150	4,725

		6,869

South Korea—1.0%
Taewoong Co., Ltd. (Machinery)	47,424	4,575

Canada—3.4%
Canadian Western Bank (Commercial banks)	258,700	6,279
*Consolidated Thompson Iron Mines Limited (Metals & mining)	260,600	2,285
*FNX Mining Company, Inc. (Metals & mining)	224,900	5,315
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	58,700	1,509

		15,388

Emerging Latin America—4.1%
Brazil—2.2%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	67,500	1,133
*GVT Holding S.A. (Diversified telecommunication services)	101,300	2,465
*Lupatech S.A. (Machinery)	64,000	2,395
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	116,700	1,441
SLC Agricola S.A. (Food products)	131,200	2,619

		10,053

Columbia—1.2%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	409,100	5,388

Mexico—0.7%
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	1,079,600	3,139

Total Common Stock—96.5% (cost $407,681)		434,713

Investment in Affiliate
William Blair Ready Reserves Fund	5,244,963	5,245

Total Investment in Affiliate—1.2% (cost $5,245)		5,245

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$8,569	8,569
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	2,065	2,065

Total Short-term Investments—2.3% (cost $10,634)		10,634

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2008

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank & Trust Company, 2.150% dated 6/30/08 due 7/1/08, repurchase price $1,384, collateralized by FNMA Note, 4.120%, due 5/6/13	$1,384	$1,384

Total Repurchase Agreement—0.3% (cost $1,384)		1,384

Total Investments—100.3% (cost $424,944)		451,976
Liabilities plus, cash and other assets—(0.3)%		(1,262)

Net assets—100.0%		$450,714

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.1%
Financials	16.8%
Health Care	15.1%
Consumer Discretionary	15.1%
Energy	11.4%
Information Technology	9.6%
Consumer Staples	4.9%
Materials	3.4%
Utilities	1.0%
Telecommunication Services	0.6%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	32.8%
British Pound Sterling	21.0%
Japanese Yen	10.0%
Singapore Dollar	8.6%
Swiss Franc	6.0%
Canadian Dollar	5.7%
United States Dollar	2.5%
Brazilian Real	2.3%
Uae Dirham Spot	2.0%
Malaysian Ringgit	1.6%
Indian Rupee	1.4%
Egyptian Pound	1.2%
South Korean Won	1.1%
Australian Dollar	1.0%
All other currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 19

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a (15.31)% decrease on a total return basis (Institutional Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined (12.75)% for the same period.

What factors were behind the Fund’s performance versus the benchmark?

The Fund outpaced the MSCI Emerging Markets IMI (net) and Emerging Markets (gross) Indices during the second quarter but trailed them year to date. Relative second quarter results were bolstered by strong stock selection across sectors, coupled with regional positioning. These results, however, were more than mitigated by underperformance during the first quarter. The three key drivers of first quarter underperformance were the Fund’s weighting in the underperforming Indian market, weighting and stock selection in Financials, and focus on the underperforming Brazilian small cap market at the expense of Mexico. In addition, the Fund’s significant weighting (40%) in small cap stocks hampered overall results, as large cap stocks outperformed during the period. Somewhat mitigating these negative results was the Fund’s regional positioning as it was focused on the stronger Latin American markets at the expense of Emerging Asia, coupled with its underweighting in the underperforming Energy and Utilities sectors.

What is your current strategy? How is the Fund positioned?

Since year end the Fund’s Consumer and Financials exposure was decreased in favor of Energy, Health Care and Materials due to concerns about the impact of increased inflation and an increasing interest rate environment, while regionally, the Fund’s weighting in Emerging Asia was decreased to approximately 35%, due largely to a reduction in China and India in particular. As a result, Emerging Markets Europe, Mid-East and Africa (EMEA) was increased, particularly in the Middle East in companies focused on infrastructure build and resources.

20 Semi-Annual Report	June 30, 2008

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	(15.31)%	0.22%	31.12%	31.37%
MSCI Emerging Markets IMI Index (net)	(12.75)	2.76	26.50	26.55
MSCI Emerging Markets Index (gross)	(11.64)	4.89	27.52	27.60
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is an index that is designed to measure equity performance in the global emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Index (gross) to the MSCI Emerging Markets Investable Market Index (IMI) (net). There are two primary reasons for the change. First, the MSCI Emerging Markets IMI (net) represents a broader range of markets then the MSCI Emerging Markets Index (gross) this range is more representative of the fund’s investment strategy. Secondly, the net index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries, the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—34.4%
China—8.5%
Belle International Holdings Limited (Specialty retail)	4,242,200	$3,828
China Communications Construction Co. Ltd. (Construction & engineering)	4,622,900	7,925
China High Speed Transmission (Electrical equipment)	2,732,000	5,607
China Mobile Ltd. (Wireless telecommunication services)	577,300	7,749
China Oilfield Services (Energy equipment & services)	5,297,000	9,543
CNOOC Limited (Oil, gas & Consumable fuels)	22,053,000	38,282
Li Ning Co. Ltd. (Leisure equipment & products)	922,000	2,137
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,917,700	2,784

		77,855

India—12.6%
ABB Ltd. India (Electrical equipment)	69,500	1,302
Asian Paints Limited (Chemicals)	89,600	2,403
*Bharti Airtel Ltd. (Wireless telecommunication services)	533,053	8,975
*Cairn India Ltd. (Oil, gas & consumable fuels)	4,174,300	26,710
Glenmark Pharmaceuticals Limited (Pharmaceuticals)	335,400	4,966
Housing Development Finance Corp. (Thrifts & mortgage finance)	94,342	4,319
Infosys Technologies Limited (IT Services)	446,500	18,123
Larsen & Toubro Ltd. (Construction & engineering)	80,123	4,077
Sesa Goa Limited (Metals & mining)	112,200	8,837
*Shoppers’ Stop Ltd. (Multiline retail)	261,960	1,965
*Sun Pharmaceutical Industries Limited (Pharmaceuticals)	142,600	4,667
Vedanta Resources plc (Metals & mining)	651,600	28,140

		114,484

Indonesia—3.0%
PT Bank Rakyat Indonesia (Commercial banks)	15,310,500	8,505
*PT London Sumatra Indones (Food products)	8,898,000	10,176
PT United Tractors Tbk (Machinery)	6,909,000	9,119

		27,800

Malaysia—1.9%
KNM Group Bhd (Energy equipment & services)	3,033,000	5,903
Kuala Lumpur Kepong Bhd (Food products)	1,883,550	10,169
Zelan Bhd (Construction & engineering)	1,737,900	1,103

		17,175

South Korea—5.4%
LG Household & Health Care Ltd. (Household products)	47,539	9,310
Megastudy Co. Ltd. Inc. (Diversified consumer services)	15,010	4,738

Issuer	Shares	Value

Common Stocks—Emerging Asia—34.4%—(continued)
South Korea—(continued)
*NHN Corporation (Internet software & services)	50,400	$8,783
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	28,160	16,824
Taewoong Co., Ltd. (Machinery)	101,017	9,744

		49,399

Taiwan—2.8%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,682,424	8,614
Hon Hai Precision Industry Co., Ltd. (Electronic equipment & instruments)	1,719,033	8,454
Mediatek, Inc. (Semiconductors & semiconductor equipment)	693,000	7,978

		25,046

Thailand—0.2%
Minor International PCL (IT services)	4,434,900	1,857

Emerging Europe, Mid-East, Africa—31.1%
Czech Republic—0.9%
*Central European Media Enterprises Ltd. Class “A” (Media)†	95,800	8,673

Egypt—4.1%
Egyptian Financial Group—Hermes Holding SAE (Capital markets)	889,600	8,038
El Ezz Steel Rebars SAE (Metals & mining)	291,600	4,414
*ELSewedy Cables Holding Company (Electrical equipment)	407,300	10,125
Orascom Construction Industries (Construction & engineering)	140,877	9,582
*Orascom Hotels and Development (Hotels, restaurants & leisure)	45,693	5,323

		37,482

Israel—4.2%
Israel Chemicals Limited (Chemicals)	808,000	18,802
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	417,904	19,140

		37,942

Poland—1.7%
*Central European Distribution Corporation—ADR (Beverages)	151,900	11,263
*Cinema City International N.V. (Media)	361,852	4,070

		15,333

Russia—9.9%
*LSR Group O.J.S.C.—GDR (Real estate management & development)	301,600	4,626
*Magnit—CLS (Multiline retail)†	95,105	4,364
*PIK Group—CLS (Real estate development & management)†**	486,900	13,146
*PIK Group—Sponsored GDR 144A (Real estate development & management)	98,400	2,657
NovaTek OAO—GDR (Oil, gas & consumable fuels)	215,850	18,662
Novolipetsk Steel—GDR (Metals & mining)	207,700	11,759

See accompanying Notes to Financial Statements.

22 Semi-Annual Report	June 30, 2008

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—31.1%—(continued)
Russia—(continued)
Sberbank—CLS (Commercial banks)†	5,595,100	$17,636
Vimpel-Communications—ADR (Wireless telecommunication services)	295,700	8,776
*X5 Retail Group N.V.—GDR (Food & staples retailing)	262,650	8,804

		90,430

South Africa—2.7%
*Eastern Platinum, Ltd. (Metals & mining)	1,390,000	3,817
MTN Group, Ltd. (Wireless telecommunication services)	976,979	15,465
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	364,800	5,138

		24,420

Turkey—2.4%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	283,200	10,827
Coca Cola Icecek A.S. (Beverages)	544,000	5,021
*Turkiye Garanti Bankasi A.S. (Commercial banks)	2,793,600	6,444

		22,292

United Arab Emirates—5.2%
Aldar Properties PJSC (Real estate management & development)	1,497,200	5,095
Arabtec Holding Company (Construction & engineering)	2,120,600	9,384
DP World Ltd. (Marine)†	19,995,438	17,196
First Gulf Bank PJSC (Commercial banks)	723,900	5,341
Lamprell plc (Energy equipment & services)	731,400	8,321
*National Central Cooling Company (Building products)	3,207,004	2,149

		47,486

Emerging Latin America—24.7%
Brazil—15.2%
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	287,900	4,831
Bovespa Holding S.A. (Diversified financial services)	702,200	8,717
*BR Malls Participacoes S.A. (Real estate management & development)	262,600	2,539
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	1,060,700	37,994
Cyrela Brazil Realty S.A. (Household durables)	323,800	4,472
*GP Investments Ltd. (Diversified financial services)	514,000	6,233
*GVT Holding S.A. (Diversified telecommunication services)	418,300	10,176
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	383,115	5,088
Localiza Rent a Car S.A. (Road & rail)	45,500	502
Lojas Renner S.A. (Multiline retail)	97,500	1,939
*Lupatech S.A. (Machinery)	258,600	9,679

Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.7%—(continued)
Brazil—(continued)
*MMX Mineracao e Metalicos S.A. (Metals & mining)	318,900	$9,847
*OGX Petroleo e Gas Participacoes SA (Oil, gas & consumable fuels)	12,200	9,665
Redecard SA (IT services)	261,600	5,057
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	400,500	4,947
SLC Agricola S.A. (Food products)	583,500	11,647
Totvs S.A. (Software)	153,200	5,007

		138,340

Chile—1.0%
*Cencosud S.A.—ADR 144A (Specialty retail)	94,600	4,268
S.A.C.I. Falabella S.A. (Multiline retail)	1,098,554	4,646

		8,914

Mexico—7.4%
America Movil S.A. (Wireless telecommunication services)	3,431,500	9,067
*Desarrolladora Homex S.A. de C.V.—ADR (Household durables)	241,100	14,124
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	2,133,200	10,032
*Groupo Famsa S.A. (Multiline retail)	575,000	2,230
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	3,644,000	10,597
*Promotora Ambiental Sab de C.V. (Commercial services & supplies)	1,114,350	2,701
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	4,643,200	18,405

		67,156

Peru—1.1%
Credicorp Ltd. (Commercial banks)†	122,000	10,019

Europe—1.6%
Luxembourg—1.6%
Millicom International Cellular S.A. (Wireless telecommunication services)†	137,500	14,231

Total Common Stock—91.8% (cost $785,060)		836,334

Preferred Stock
Brazil—5.9%
All America Latin Logistica (Road & rail)	703,600	9,054
Banco Sofisa S.A. (Commercial banks)	637,800	3,302
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,439,780	41,502

		53,858

Total Preferred Stock—5.9% (cost $40,883)		53,858

Investment in Affiliate
William Blair Ready Reserves Fund	4,344,298	4,344

Total Investment in Affiliate—0.5% (cost $4,344)		4,344

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	$3,375	$3,375
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	5,483	5,483

Total Short-Term Investments—1.0% (cost $8,858)		8,858

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/08, due 7/1/08, repurchase price $4,286, collateralized by FNMA, 4.120% due 5/6/13	$4,286	4,286

Total Repurchase Agreement—0.5% (cost $4,286)		4,286

Total Investments—99.7% (cost $843,431)		907,680
Cash and other assets, less liabilities—0.3%		2,730

Net assets—100.0%		$910,410

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.44% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures securities pursuant to Valuation Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Energy	17.8%
Financials	14.2%
Materials	14.2%
Industrials	12.9%
Consumer Staples	11.7%
Information Technology	8.9%
Consumer Discretionary	8.5%
Telecommunication Services	8.4%
Health Care	3.5%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	26.5%
Brazilian Real	17.3%
Indian Rupee	9.7%
Hong Kong Dollar	8.7%
Mexican Nuevo Peso	6.0%
South Korean Won	5.6%
British Pound Sterling	4.1%
Egyptian Pounds	3.6%
Indonesian Rupiah	3.1%
Turkish Lira Spot	2.5%
Uae Dirham Spot	2.5%
South African Rand	2.3%
Israeli Shekel	2.1%
Malaysian Ringgit	1.9%
New Taiwan Dollar	1.9%
All Other Currencies	2.2%

Total	100.0%

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2008

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities including common stocks, issued by companies in emerging markets with a market capitalization of at least $5 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

I am pleased to have the Emerging Leaders Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the Emerging Leaders Growth Fund. The Emerging Leaders Growth Fund will seek well-managed companies with superior business fundamentals, including global leadership in product quality or cost competitiveness, dominant or improving market position within a growing or local or regional economy, and sustainable above-average and/or increasing returns on invested capital.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Emerging Leaders Growth Fund commenced operations on March 26, 2008. Through the period ending June 30, 2008, the Fund posted a decrease of (3.60)% on a total return basis (Institutional Shares). By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) rose 0.23% during these four months.

What factors were behind the Fund’s performance versus the benchmark?

The Fund underperformed the MSCI Emerging Markets Large Cap Index (net). The largest single detractor from results was the Fund’s significant underweighting in Energy during the first weeks of the second quarter. In addition, the Fund’s Asian Industrials weighting and stock selection hampered relative results. Conversely, the Fund benefited from favorable stock selection in Consumer Staples, Energy, Industrials, Materials and Telecommunication Services during the quarter. Within Consumer Staples, the Fund’s exposure to food retailing contributed positively. Within Energy, exposure to equipment and services companies plus energy producers bolstered results, while the Industrials allocation benefited from transportation logistics and automation machinery holdings. Within Materials, the Fund’s mining holdings with exposure to bulk minerals such as iron ore contributed positively to results.

What is your current strategy? How is the Fund positioned?

During the quarter the Fund’s Energy and Materials exposures were increased at the expense of Financials, Industrials and Telecommunication Services. From a regional perspective, we reduced the allocation to Emerging Asia primarily through a reduction in our Industrials and Financials holdings in India. The Fund’s Emerging Markets Europe, Mid-East and Africa (EMEA) allocation was increased during the quarter, with an emphasis on Energy and Materials holdings in the Middle East and Russia.

June 30, 2008	William Blair Funds 25

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

Since Inception(a)
Emerging Leaders Growth Fund Institutional Class	(3.60)%
MSCI Emerging Markets Large Cap (net)	0.23
MSCI Emerging Markets Large Cap (gross)	0.29
(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets.

On June 30, 2008, the Fund’s Benchmark changed from the MSCI Emerging Markets Large Cap Index (gross) to the MSCI Emerging Markets Large Cap Index (net). The primary reason for the change is that the MSCI Emerging Markets Large Cap (net) index reflects the deduction of dividend withholding tax paid by non-resident institutional investors in foreign countries; the fund is considered a non-resident institutional investors.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

26 Semi-Annual Report	June 30, 2008

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—31.6%
China—9.9%
Belle International Holdings Limited (Specialty retail)	859,000	$775
China Communications Construction Co. Ltd. (Construction & engineering)	936,000	1,605
China Mobile Ltd. (Wireless telecommunication services)	136,000	1,826
CNOOC Limited (Oil, gas & consumable fuels)	2,961,000	5,140

		9,346

India—16.5%
*Bharti Airtel Ltd. (Wireless telecommunication services)	78,269	1,318
*Cairn India Ltd. (Oil, gas & consumable fuels)	760,200	4,864
Housing Development Finance Corp. (Thrifts & mortgage finance)	19,344	886
Infosys Technologies Limited (IT Services)	69,000	2,801
Larsen & Toubro Ltd. (Construction & engineering)	16,435	836
Sun Pharmaceutical Industries Limited (Pharmaceuticals)	31,400	1,028
Vedanta Resources plc (Metals & mining)	88,700	3,831

		15,564

South Korea—3.7%
*NHN Corporation (Internet software & services)	5,100	889
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	4,300	2,569

		3,458

Taiwan—1.5%
Mediatek, Inc. (Semiconductors & semiconductor equipment)	125,000	1,439

Emerging Europe, Mid-East, Africa—30.8%
Egypt—2.0%
Orascom Construction Industries (Construction & engineering)	27,875	1,896

Israel—8.3%
Israel Chemicals Limited (Chemicals)	167,800	3,905
Teva Pharmaceutical Industries Ltd.—ADR (Pharmaceuticals)	86,500	3,962

		7,867

Russia—13.6%
LSR Group O.J.S.C.—GDR (Real estate management & development)	62,800	963
*PIK Group—Sponsored GDR 144A (Real estate development & management)**	65,400	1,766
NovaTek OAO—GDR (Oil, gas & consumable fuels)	22,200	1,919
Novolipetsk Steel—GDR (Metals & mining)	32,400	1,834
Sberbank—CLS (Commercial banks)†	861,900	2,717
Vimpel-Communications—ADR (Wireless telecommunication services)	61,700	1,831
*X5 Retail Group N.V.—GDR (Food & staples retailing)	54,120	1,814

		12,844

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—30.8%—(continued)
South Africa—3.9%
MTN Group Ltd. (Wireless telecommunication services)	230,805	$3,653

Turkey—1.1%
*Turkiye Garanti Bankasi A.S. (Commercial banks)	449,568	1,037

United Arab Emirates—1.9%
DP World Ltd. (Marine)†	2,094,879	1,802

Emerging Latin America—27.7%
Brazil—17.5%
Bovespa Holding S.A. (Diversified financial services)	102,600	1,274
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	135,000	4,836
*MMX Mineracao e Metalicos S.A. (Metals & mining)	57,600	1,778
OGX Petroleo e Gas Participacoes SA (Oil, gas & consumable fuels)	2,500	1,980
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	197,200	5,684
Weg S.A. (Machinery)	73,900	928

		16,480

Chile—1.8%
*Cencosud S.A.—ADR 144A (Specialty retail)	18,600	839
S.A.C.I. Falabella S.A. (Multiline retail)	197,024	833

		1,672

Peru—1.0%
Credicorp Ltd. (Commercial banks)†	12,000	985

Mexico—7.4%
America Movil S.A. (Wireless telecommunication services)	528,400	1,396
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	422,100	1,985
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	916,700	3,634

		7,015

Common Stocks—Europe 2.9%
Luxembourg—2.9%
Millicom International Cellular S.A. (Wireless telecommunication services)	26,100	2,701

Total Common Stock—93.0% (cost $90,688)		87,759

Preferred Stock
Brazil—2.9%
All America Latin Logistica (Road & rail)	71,300	917
Banco Itau Holding Financeira S.A. (Commercial banks)	88,175	1,793

		2,710

Total Preferred Stock—2.9% (cost $2,918)		2,710

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	1,606,813	$1,607

Total Investment in Affiliate—1.7% (cost $1,607)		1,607

Repurchase Agreement
State Street Bank and Trust Company, 2.150% dated 6/30/2008, due 7/1/08, repurchase price $1,739, collateralized by FNMA, 4.120% due 5/6/13	$1,739	1,739

Total Repurchase Agreement—1.8% (cost $1,738)		1,739

Total Investments—99.4% (cost $96,951)		93,815
Cash and other assets, less liabilities—0.6%		562

Net assets—100.0%		$94,377

*Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.87% of the Fund’s net assets at June 30, 2008. This security was also deemed illiquid pursuant to Liquidity Procedures securities pursuant to Valuation Procedures approved by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2008 the Fund’s Portfolio of Investments includes the following industry categories:

Energy.	21.6%
Materials	17.9%
Financials	14.8%
Telecommunication Services	14.1%
Industrials	8.8%
Information Technology	8.5%
Consumer Staples	7.0%
Health Care	5.5%
Consumer Discretionary	1.8%

Total	100.0%

At June 30, 2008 the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar.	30.9%
Brazilian Real	15.9%
Indian Rupee	13.0%
Hong Kong Dollar	10.3%
Mexican Nuevo Peso	7.8%
Israeli Shekel	4.3%
British Pound Sterling	4.2%
South African Rand	4.0%
South Korean Won	3.8%
Egyptian Pound	2.1%
New Taiwan Dollar	1.6%
Turkish Lira Spot	1.2%
Chilean Peso	0.9%

Total	100.0%

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2008

James S. Kaplan

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Lehman U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 1.02% increase on a total return basis (Institutional Shares) for the six months ended June 30, 2008. By comparison, the Fund’s benchmark, the Lehman U.S. Aggregate Bond Index, rose 1.13%.

The first quarter of 2008 was a momentous one for the financial markets, with enough newsworthy events to fill an entire year. It was one of the worst quarters on record for the fixed income markets, and certainly since the savings and loan crisis of the early 1990s.

The biggest of these events occurred on March 13th, when executives at Bear Stearns first informed financial regulators that the investment bank, one of Wall Street’s biggest, was facing imminent bankruptcy. After a weekend of round-the-clock negotiations, the Federal Reserve mediated a “fire sale” of Bear Stearns to JP Morgan Chase. The Bear Stearns crisis was a great example of how the confidence of counterparties can affect the viability of a financial institution.

In addition, during the first quarter the Fed lowered the federal funds rate from 4.25% to 2.25%, lowered the discount rate from 4.75% to 2.50%, opened the discount window to investment banks, and reduced the capital holding requirements for Fannie Mae and Freddie Mac, all in an effort to provide liquidity in order to encourage borrowing and lending without reigniting inflation.

Lastly, an emergency financial stimulus package was passed by Congress in February in an attempt to reinvigorate consumer spending, and in turn the economy.

As much as a “flight to quality” had been underway since 2007, so was a “flight to liquidity,” in that demand for U.S. Treasury securities over other fixed-income assets soared.

Following the Federal Reserve’s mediated sale of Bear Stearns to JP Morgan Chase during the first quarter, anxiety about the lack of liquidity in the marketplace seemed to temporarily abate. In fact, April was the best month of the year in terms of excess returns for fixed-income securities.

In addition, in late April the Fed lowered the federal funds rate a quarter of a percentage point to 2.00%.

During the April earnings season, however, the softness in GE’s earnings results heightened market sentiment that there was broad weakness throughout the economy and that the effects of the credit crisis were widespread. This negative sentiment really started to weigh on the market.

During May and June the market grew overly concerned about the prospects for inflation, amidst a backdrop of rising oil and food prices, a weak housing market and worries about the economy. June was an especially weak month for the stock and fixed-income markets, with negative excess returns in the Corporate bond market.

In the Financial sector in particular, there appeared to be unrelenting concerns about the health of financial institutions. There were more write-downs by companies within this sector, which only served to reemphasize the persistence of the problems. Several high-profile companies, including Washington Mutual and Wachovia, replaced their CEOs.

After steepening very sharply in the first quarter of 2008, the interest rate yield curve retraced somewhat during the second quarter. The yield on 2-year Treasury notes decreased 0.43%

June 30, 2008	William Blair Funds 29

from the end of 2007, while the yield on 10-year Treasury securities decreased 0.05%. The yield on 2-year Treasury notes was 2.62% on June 30, while the yield on 10-year Treasury securities finished the quarter at 3.97%.

What was the Fund’s investment strategy during the first half of the year? How is the Fund currently positioned?

We maintained a higher than usual concentration in U.S. Treasury securities during the first quarter. However, with risk premiums widening significantly in the Corporate bond market, we believed investors were being well compensated over the long-term. We saw what we thought were attractive entry points at which to establish positions, and we increased our exposure to this sector beginning in the first quarter. By mid-year, our exposure to Agency Mortgage-backed securities had declined slightly. We funded our purchases of Corporate bonds with the proceeds from the sale of U.S. Treasury securities, Agency Mortgage-backed securities and prepayments from non-Agency Mortgage-backed securities.

Generally speaking we have tended to avoid financial companies, but sought to invest in consumer and manufacturing companies where the companies do not have exposure to write-downs from losses and significant capital and equity requirements. We have added to our credit exposure with a six-month to one-year time frame.

One theme that we have employed in our Fund is that we are taking advantage of foreign companies issuing debt in our markets, where they see good growth prospects and the credit market fundamentals are strong. With respect to specific companies, we favor brewer SAB Miller plc, where we believe the company’s international growth prospects are excellent, and were a participant in a new issue of Phillip Morris International, Inc. an international tobacco company, which was recently spun off from Altria.

It is worth noting the dramatic difference between rates in the regulated (federal funds) and LIBOR (London Interbank Offered Rate) market. LIBOR is the rate charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S.. A number of Corporate bond securities will reset their rates based off of LIBOR, where rates have been pushed higher, and perhaps distorted.

What is your outlook going forward?

It is fair to say that most market participants have been searching for signs that the worst is over in terms of the credit crisis. Many had hoped the Bear Stearns sale would have ameliorated the current market environment. Three months hence there is still not a clear picture. Asset prices also reflect that our economy is in the midst of a recession, regardless of what actual GDP (Gross Domestic Product) data shows.

We are concerned about the prospects for interest rates rising in response to inflationary pressures. We expect domestic growth in the economy to be subpar, and to trend below 2.00% for another quarter or two. Ordinarily we would expect rates to be higher given current fundamentals, but the Federal Reserve has been espousing that rates will come down with weakness in the economy.

Finally, the second half of the year has the potential to bring significant change in leadership at the national level and in Congress, and we expect regulatory change and increased oversight to play an increased role in the post election period.

There is still “de-risking” and deleveraging going on in the marketplace, and until the process is complete the question is not whether investors will own financial assets, but at what price they will pay to own those assets.

30 Semi-Annual Report	June 30, 2008

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2008

	Year to Date	1 Year	Since Inception(a)
Bond Fund Institutional Class	1.02%	5.82%	3.95%
Lehman U.S. Aggregate Bond Index	1.13	7.12	5.15
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2008.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2008. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2008	William Blair Funds 31

Bond Fund

Portfolio of Investments, June 30, 2008 (all amounts in thousands) (unaudited)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—56.0%
U.S. Treasury—12.5%
U.S. Treasury Note, 4.750%, due 2/15/10	$3,950	$4,091
U.S. Treasury Note, 4.250%, due 9/30/12	1,950	2,030
U.S. Treasury Note, 4.750%, due 5/15/14	400	429
U.S. Treasury Note, 5.125%, due 5/15/16	1,150	1,254
U.S. Treasury Note, 7.125%, due 2/15/23	325	416
U.S. Treasury Note, 4.500%, due 2/15/36	1,000	993

Total U.S. Treasury Obligations	8,775	9,213

Government National Mortgage Association (GNMA)—1.0%
#357752, 7.000%, due 4/15/09	1	1
GNR 2006-67 GB, 4.071%, due 9/16/34	725	703

Total GNMA Mortgage Obligations	726	704

Federal Home Loan Bank (FHLB)—0.5%
4.750%, due 12/16/16	325	327

Total FHLB Mortgage Obligations	325	327

Federal Home Loan Mortgage Corp. (FHLMC)—11.2%
#G10330, 7.000%, due 1/1/10	22	22
#G90024, 7.000%, due 1/20/13	123	128
#G30093, 7.000%, due 12/1/17	61	64
#G30255, 7.000%, due 7/1/21	139	147
#E02360, 6.500%, due 7/1/22	1,016	1,061
#D95897, 5.500%, due 3/1/23	422	421
#G10728, 7.500%, due 7/1/32	431	466
#C01385, 6.500%, due 8/1/32	592	615
#A62719, 6.000%, due 6/1/37	1,374	1,399
#A63539, 6.000%, due 7/1/37	1,889	1,924
#A78138, 5.500%, due 6/1/38	2,000	1,972

Total FHLMC Mortgage Obligations	8,069	8,219

Federal National Mortgage Association (FNMA)—30.6%
#535559, 7.500%, due 9/1/12	658	681
#598453, 7.000%, due 6/1/15	23	24
#689612, 5.000%, due 5/1/18	765	765
#747903, 4.500%, due 6/1/19	662	646
#253847, 6.000%, due 5/1/21	467	477
#900725, 6.000%, due 8/1/21	398	409
#545437, 7.000%, due 2/1/32	326	345
#254548, 5.500%, due 12/1/32	1,817	1,803
#555522, 5.000%, due 6/1/33	832	803
#190337, 5.000%, due 7/1/33	707	682
#254868, 5.000%, due 9/1/33	1,469	1,417
#555880, 5.500%, due 11/1/33	868	861
#725027, 5.000%, due 11/1/33	1,176	1,135
#725205, 5.000%, due 3/1/34	913	881
#725238, 5.000%, due 3/1/34	919	887
#725220, 5.000%, due 3/1/34	1,735	1,674
#725424, 5.500%, due 4/1/34	931	923
#725611, 5.500%, due 6/1/34	738	731
#745092, 6.500%, due 7/1/35	934	969
#845188, 6.000%, due 12/1/35	914	924
#849191, 6.000%, due 1/1/36	168	171
#848782, 6.500%, due 1/1/36	1,378	1,426
#256859, 5.500%, due 8/1/37	1,802	1,762
#888967, 6.000%, due 12/1/37	2,107	2,141

Total FNMA Mortgage Obligations	22,707	22,537

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—6.6%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	$294	$277
First Plus 1997-4 M1 7.640%, due 9/11/23	AA		276	276
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	84
LSSCO, 2004-2, Tranche M2, 6.537%, due 2/28/33, VRN*	A		209	178
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA	+	236	152
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A		519	299
FHASI, 2004-AR4, Tranche 3A1, 4.603%, due 8/25/34, VRN	AAA		633	605
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A		44	42
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		23	16
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AAA		262	245
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A 4.840%, due 6/25/35	AAA		582	585
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C 4.950%, due 6/25/35	AAA		273	270
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA		300	301
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		125	75
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA		700	636
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		80	48
Mid-State Trust 2004-1, Tranche A 6.005%, due 8/15/37	AAA		744	725
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		70	60
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	50	9

Total Non-Agency Mortgage-Backed Obligations			5,553	4,883

Corporate Obligations—36.0%
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A	+	500	523
Household Finance Corporation, 8.000%, due 7/15/10	AA-		500	523
Bank of America Corporation, 4.250%, due 10/1/10	AA		500	496
Morgan Stanley Dean Witter & Company, 6.600%, due 4/1/12	AA-		600	610
General Electric Company, 6.000%, due 6/15/12	AAA		600	620

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2008

Bond Fund

Portfolio of Investments, June 30, 2008 (all dollar amounts in thousands) (unaudited)

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Simon Property Group, Inc., 6.350%, due 8/28/12	A-		$500	$501
Cox Communications, Inc., 7.125%, due 10/1/12	BBB		400	418
Boeing Capital Corporation, 5.800%, due 1/15/13	A	+	400	420
Wells Fargo & Company, 4.375%, due 1/31/13	AA	+	350	339
PepsiCo, Inc. 4.650%, due 2/15/13	AA		550	558
Verizon Communications, 4.350%, due 2/15/13	A	+	600	577
Weatherford International, Ltd., 5.150%, due 3/15/13	BBB	+	650	646
John Deere Capital Corporation, 4.500%, due 4/3/13	A		700	691
Citigroup, Inc. 5.500%, due 4/11/13	AA-		700	683
Wal-Mart Stores, Inc. 4.250%, due 4/15/13	AA		700	696
American Movil SAB de C.V. 5.500%, due 3/1/14	A-		700	688
SBC Communications, 5.100%, due 9/15/14	A		700	686
CODELCO, Inc.—144A, 4.750%, due 10/15/14	AA-		400	385
Johnson Controls, Inc. 5.500%, due 1/15/16	A-		400	384
ProLogis, 5.750%, due 4/1/16	BBB	+	400	377
XTO Energy, Inc. 5.650%, due 4/1/16	BBB		700	694
Omnicom Group, Inc., 5.900%, due 4/15/16	A-		400	391
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB		700	699
SAB Miller plc, 6.500%, due 7/1/16	BBB	+	700	723
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB	+	400	400
DuPont (E.I.) de Nemours, 5.250%, due 12/15/16	A		500	502
J.P. Morgan Chase & Co. 6.125%, due 6/27/17	AA-		600	591
Lehman Brothers Holdings 6.500%, due 7/19/17	A		610	564
Kimberly-Clark, 6.125%, due 8/1/17	A	+	600	623
American Express, 6.150%, due 8/28/17	A	+	600	586
IBM Corporation, 5.700%, due 9/14/17	A	+	700	711
Exelon Generation Company, LLC. 6.200%, due 10/1/17	A-		600	584
Union Pacific Corporation, 5.750%, due 11/15/17	BBB		525	516
Tesco plc, 5.500%, due 11/15/17	A		600	584
Abbott Laboratories, 5.600%, due 11/30/17	AA		600	605
Philip Morris International, Inc. 5.650%, due 5/16/18	A	+	500	486

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
BE Aerospace, Inc. 8.500%, due 7/1/18	BB	+	$500	$502
Iron Mountain, Inc. 8.000%, due 6/15/20	B	+	750	739
Ras Laffan Lng II, 5.298%, due 9/30/20	AA		400	373
Southwest Airlines Co., 6.150%, due 8/1/22	AA-		737	693
Kroger Company, 8.000%, due 9/15/29	BBB		400	445
Conoco Funding Company, 7.250%, due 10/15/31	A		400	458
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	400	319
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA-		400	358
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A-		250	241
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB	+	300	287
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A	+	500	465
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	300	279
Target Corporation, 6.500%, due 10/15/37	A	+	500	481
McDonald’s Corporation, 6.300%, due 3/1/38	A		500	495
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A-		300	265

Total Corporate Obligations			26,822	26,480

Total Fixed Income—98.4% (cost $73,095)			72,977	72,363

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 2.333%, due 7/1/08	A	+	419	419
Prudential Funding Demand Note, VRN 2.430%, due 7/1/08	A	+	100	100

Total Short-Term Investments—0.7% (cost $519)			519	519

Repurchase Agreement
State Street Bank & Trust Company, 3.800% dated 6/30/2008 due 7/1/2008, repurchase price $381, collateralized by FNMA Note, 4.120%, due 5/6/13	AAA		317	317

Total Repurchase Agreement—0.4% (Cost $317)			317	317

Total Investments—99.5% (cost $73,931)			$78,813	73,199

Cash and other assets, less liabilities—0.5%				387

Net Assets—100.0%				$73,586

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 0.57% of the net assets at June 30, 2008.

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 33

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,610,441	$522,860	$419,699
Investments in Affiliated Fund, at cost	2,966	6,400	5,245

Investments in securities, at value	$1,890,436	$593,756	$446,731
Investments in Affiliated Fund, at value	2,966	6,400	5,245
Foreign currency, at value (cost $3,401)	3,403	897	792
Receivable for securities sold	10,607	3,136	185
Receivable for fund shares sold	—	—	2,325
Dividend and interest receivable	5,546	2,145	366

Total assets	1,912,958	606,334	455,644
Liabilities
Payable for investment securities purchased	14,572	6,141	3,149
Payable for fund shares redeemed	529	—	1,278
Management fee payable	1,525	475	380
Distribution fee payable	—	—	27
Foreign tax liability	100	43	33
Other accrued expenses	257	43	63

Total liabilities	16,983	6,702	4,930

Net Assets	$1,895,975	$599,632	$450,714

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$111	$45	$34
Capital paid in excess of par value	1,573,366	535,125	441,154
Accumulated net investment income (loss)	(11,145)	(2,907)	(1,664)
Accumulated realized gain (loss)	53,561	(3,616)	(15,802)
Net unrealized appreciation (depreciation) of investments and foreign currencies	280,082	70,985	26,992

Net Assets	$1,895,975	$599,632	$450,714

Net Assets	$1,895,975	$599,632
Shares Outstanding	111,402,668	44,885,259
Net Asset Value Per Share	$17.02	$13.36
Institutional Class Shares
Net Assets			$273,435
Shares Outstanding			20,964,573
Net Asset Value Per Share			$13.04

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2008

Statements of Operations

For the Period Ended June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$35,024	$9,051	$3,524
Less foreign tax withheld	(1,820)	(683)	(276)
Dividend Income from Affiliated Fund	1	48	48
Interest	785	332	200

Total income	33,990	8,748	3,496
Expenses
Investment advisory fees	9,297	2,966	2,051
Distribution fees	—	—	27
Shareholder services fees	—	—	126
Custodian fees	208	65	74
Transfer agent fees	13	4	37
Professional fees	42	27	18
Registration fees	23	15	23
Other expenses	13	41	25

Total expenses	9,596	3,118	2,381

Net investment income (loss)	24,394	5,630	1,115
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(3,562)	(9,363)	(19,596)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(1,795)	(391)	(363)

Total net realized gain (loss)	(5,357)	(9,754)	(19,959)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(264,268)	(66,666)	(10,056)

Net increase (decrease) in net assets resulting from operations	$(245,231)	$(70,790)	$(28,900)

See accompanying Notes to Financial Statements.

June 30, 2008	Semi-Annual Report 35

Statements of Changes in Net Assets

For the Periods Ended June 30, 2008 and the Years Ended December 31, 2007 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2008	2007	2008	2007	2008	2007
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$24,394	$15,392	$5,630	$5,314	$1,115	$818
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(5,357)	318,213	(9,754)	58,784	(19,959)	29,596
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(264,268)	21,153	(66,666)	39,199	(10,056)	6,611

Net increase (decrease) in net assets resulting from operations	(245,231)	354,758	(70,790)	103,297	(28,900)	37,025
Distributions to shareholders from
Net investment income	—	(31,967)	—	(8,242)	—	(2,890)
Net realized gain	—	(302,737)	—	(57,957)	—	(27,584)

	—	(334,704)	—	(66,199)	—	(30,474)
Capital stock transactions
Net proceeds from sale of shares	102,313	189,014	57,625	16,134	101,676	188,786
Shares issued in reinvestment of income dividends and capital gain distributions	—	329,680	—	61,204	—	25,293
Less cost of shares redeemed	(106,419)	(268,777)	(5,382)	(94,632)	(23,521)	(51,140)

Net increase (decrease) in net assets resulting from capital share transactions	(4,106)	249,917	52,243	(17,294)	78,155	162,939

Increase (decrease) in net assets	(249,337)	269,971	(18,547)	19,804	49,255	169,490
Net assets
Beginning of year	2,145,312	1,875,341	618,179	598,375	401,459	231,969

End of period	$1,895,975	$2,145,312	$599,632	$618,179	$450,714	$401,459

Undistributed net investment income (loss) at the end of the period	$(11,145)	$(35,539)	$(2,907)	$(8,537)	$(1,664)	$(2,779)

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2008

Statements of Assets and Liabilities

June 30, 2008 (all dollar amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund
Assets
Investments in securities, at cost	$839,087	$95,344	$73,931
Investments in Affiliated Fund, at cost	4,344	1,607	—

Investments in securities, at value	$903,336	$92,208	$73,199
Investments in Affiliated Fund, at value	4,344	1,607	—
Cash
Foreign currency, at value (cost $1,149 and $120)	1,406	124	—
Receivable for fund shares sold	173	505	201
Receivable for securities sold	2,025	—	100
Receivable from Advisor	—	—	7
Dividend and interest receivable	1,909	123	722

Total assets	913,193	94,567	74,229
Liabilities
Payable for investment securities purchased	—	—	505
Payable for fund shares redeemed	895	1	126
Management fee payable	825	144	—
Distribution and shareholder administration fee payable	73	1	—
Foreign tax liability	896	9	8
Other accrued expenses	94	35	4

Total liabilities	2,783	190	643

Net Assets	$910,410	$94,377	$73,586

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$49	$10	$7
Capital paid in excess of par value	760,333	99,341	74,005
Accumulated net investment income (loss)	(1,596)	270	155
Accumulated realized gain (loss)	88,133	(2,113)	151
Net unrealized appreciation (depreciation) of investments and foreign currencies	63,491	(3,131)	(732)

Net Assets	$910,410	$94,377	$73,586

Institutional Class Shares
Net Assets	$613,508	$88,863	$11,041
Shares Outstanding	32,820,117	9,218,198	1,117,514
Net Asset Value Per Share	$18.69	$9.64	$9.88

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 37

Statements of Operations

For the Period Ended June 30, 2008 (all amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund(a)	Bond Fund
Investment income
Dividends	$15,008	$516	$8
Less foreign tax withheld	(527)	(26)	—
Dividend Income from Affiliated Fund	19	7	—
Interest	143	15	1,881

Total income	14,643	512	1,889
Expenses
Investment advisory fees	5,416	211	108
Distribution fees	80	—	1
Shareholder services fees	237	2	45
Custodian fees	290	32	15
Transfer agent fees	77	4	3
Professional fees	32	10	10
Registration fees	44	13	11
Other expenses	6	9	55

Total expenses before waiver	6,182	281	248
Expense reimbursed to (waived or absorbed) by the Advisor	208	(39)	(76)

Net expenses	6,390	242	172

Net investment income (loss)	8,253	270	1,717
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	49,333	(1,949)	347
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(1,081)	(164)	—

Total net realized gain (loss)	48,252	(2,113)	347
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(231,005)	(3,131)	(1,471)

Net increase (decrease) in net assets resulting from operations	$(174,500)	$(4,974)	$593

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2008

Statements of Changes in Net Assets

For the Period Ended June 30, 2008 and the Year Ended December 31, 2007 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund	Bond Fund
	2008	2007	2008(a)	2008	2007(b)
	(unaudited)		(unaudited)	(unaudited)
Operations
Net investment income (loss)	$8,253	$(1,119)	$270	$1,717	$1,866
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	48,252	220,106	(2,113)	347	(206)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(231,005)	117,024	(3,131)	(1,471)	739

Net increase (decrease) in net assets resulting from operations	(174,500)	336,011	(4,974)	593	2,399
Distributions to shareholders from
Net investment income	—	(7,865)	—	(1,553)	(1,892)
Net realized gain	—	(199,782)	—	—	—

	—	(207,647)	—	(1,553)	(1,892)
Capital stock transactions
Net proceeds from sale of shares	29,259	192,579	106,623	8,896	67,764
Shares issued in reinvestment of income dividends and capital gain distributions	—	201,805	—	1,309	1,606
Less cost of shares redeemed	(110,203)	(170,543)	(7,272)	(4,142)	(1,414)

Net increase (decrease) in net assets resulting from capital share transactions	(80,944)	223,841	99,351	6,063	67,956

Increase (decrease) in net assets	(255,444)	352,205	94,377	5,103	68,463
Net assets
Beginning of year	1,165,854	813,649	—	68,483	—

End of period	$910,410	$1,165,854	$94,377	$73,586	$68,463

Undistributed net investment income (loss) at the end of the year	$(1,596)	$(9,849)	$270	$155	$1

(a) For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.

(b) For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

June 30, 2008	William Blair Funds 39

Notes to Financial Statements (unaudited)

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Emerging Leaders Growth

Global Portfolio	Fixed-Income Portfolios
Global Growth	Bond
Income

Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Fund, and the Bond Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, and the Bond Fund currently exist: N, I and Institutional. Two different classes of shares of the Emerging Leaders Growth Fund currently exist: I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

40 Semi-Annual Report	June 30, 2008

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate, and as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2008, there were securities held in the Institutional International Equity Emerging Markets Growth and Emerging Leaders Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments. The interest rate shown on the Portfolio of Investments for the Bond Fund were the rates in effect on June 30, 2008. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2008, the Bond Portfolio recognized an increase of interest income and a decrease of net realized (loss) of $10 (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

June 30, 2008	William Blair Funds 41

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios (excluding the Bond Portfolio) may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of June 30, 2008.

Tax years 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2008 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Institutional International Growth	$1,637,591	$391,437	$135,539	$255,898
Institutional International Equity	533,996	90,801	24,553	66,248
International Small Cap Growth	426,810	50,008	24,882	25,126
Emerging Markets Growth	858,128	96,316	47,522	48,794
Emerging Leaders Growth	97,593	2,292	6,065	(3,773)
Bond	73,989	680	1,470	(790)

42 Semi-Annual Report	June 30, 2008

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2007, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$21,848	$(21,850)	$2
Institutional International Equity	1,102	(1,102)	—
International Small Cap Growth	(570)	570	—
Emerging Markets Growth	(373)	373	—
Bond	7	—	(7)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 was as follows (in thousands):

	Distributions Paid In 2007		Distributions Paid In 2006
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$39,677	$295,027	$48,076	$201,874
Institutional International Equity	24,899	41,300	6,495	1,892
International Small Cap Growth	9,634	20,840	983	—
Emerging Markets Growth	71,085	136,562	1,585	3,364
Bond	1,892	—	N/A	N/A

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,671	$12,076	$58,040	$520,094
Institutional International Equity	1,946	4,046	4,541	132,811
International Small Cap Growth	—	1,617	4,880	35,163
Emerging Markets Growth	10,054	299	31,708	283,065
Bond	—	139	—	673

At December 31, 2007, the Global Growth and Bond Portfolios have $126 and $135 (in thousands), respectively, of unused capital loss carryforwards available for Federal income tax purposes to be applied against future gains, if any. If not applied, the carryforwards will expire in 2015. The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have no unused capital loss carryforwards.

For the period November 1, 2007 through December 31, 2007, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2008 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Institutional International Growth	$—	$—	$12,075
Institutional International Equity	—	83	3,962
International Small Cap Growth	—	—	1,613
Emerging Markets Growth	—	299	—
Bond	4	—	—

June 30, 2008	William Blair Funds 43

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

In September 2006, the Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Portfolios adopted SFAS No. 157 effective January 1, 2008. In accordance with SFAS 157, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. SFAS 157 established a three-tier hierarchy of inputs to classify value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—Quoted prices in active markets for identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At June 30, 2008, the Portfolios held no other financial instruments, for example options, futures, or foreign currency forward contracts, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at June 30, 2008.

For the period ending June 30, 2008 there were no securities held in any of the Portfolios that used Level 3 prices.

For the period ended June 30, 2008 the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

Portfolio	Level 1	Level 2	Level 3	Total
Institutional International Growth	$328,350	$1,565,052	$—	$1,893,402
Institutional International Equity	102,201	497,955	—	600,156
International Small Cap Growth	56,437	395,539	—	451,976
Emerging Markets Growth	394,615	513,065	—	907,680
Emerging Leaders Growth	42,533	51,282	—	93,815
Bond	9,213	63,986	—	73,199

44 Semi-Annual Report	June 30, 2008

(2) Accounting Pronouncement

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of FAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2009, if total expenses of the Institutional International Equity Portfolios exceed 1.10% of average daily net assets, 1.25% of average daily net assets for the Institutional Share Classes of the International Small Cap Growth, Emerging Markets Growth Portfolios and Emerging Leaders Growth Portfolio or 0.35% of average daily net assets for the Institutional Share Class of the Bond Portfolio.

For a period of three years subsequent to the commencement of operations of the Portfolio, the Company is entitled to reimbursement from International Small Cap Growth, Emerging Leaders Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2008 is $134, $39 and $142 (in thousands) for International Small Cap Growth, Emerging Leaders Growth and Bond Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the year ended June 30, 2008, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fees	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$9,297	$—	$9,297	$—
Institutional International Equity	2,966	—	2,966	—
International Small Cap Growth	2,051	—	2,051	—
Emerging Markets Growth	5,416	—	5,416	(208)
Emerging Leaders Growth	211	39	172	—
Bond	108	76	32	—

June 30, 2008	William Blair Funds 45

(b) Trustees Fees

The Portfolios incurred fees of $39 (in thousands) to non-interested trustees of the Fund for the year ended June 30, 2008. Interested trustees are not compensated by the Fund.

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Company waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended June 30, 2008 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from affiliated Fund” in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the period ended June 30, 2008 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Assets	Percent of Net Assets
Institutional International Growth	$2,911	$—	$—	$1	$2,966	$1,895,975	0.2%
Institutional International Equity	3,048	—	10	48	6,400	599,632	1.0
International Small Cap Growth	3,048	—	11	48	5,245	450,714	1.2
Emerging Markets Growth	3,018	—	4	19	4,344	910,410	0.5
Emerging Leaders Growth	4,007	2,400	2	7	1,607	94,377	1.7

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended June 30, 2008, were as follows (in thousands):

Portfolio	Purchase	Sales
Institutional International Growth	$827,533	$(734,867)
Institutional International Equity	262,702	(219,105)
International Small Cap Growth	202,245	(133,660)
Emerging Markets Growth	587,376	(641,320)
Emerging Leaders Growth	120,161	(24,606)
Bond	28,560	(18,883)

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

46 Semi-Annual Report	June 30, 2008

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the period ended June 30, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$102,313	$—	$106,419	$(4,106)
Institutional International Equity	57,625	—	5,382	52,243
International Small Cap Growth	62,499	—	3,054	59,445
Emerging Markets Growth	576	—	76,838	(76,262)
Emerging Leaders Growth (a)	100,679	—	7,115	93,564
Bond	552	254	1,505	(699)

	Dollars
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$189,014	$329,680	$268,777	$249,917
Institutional International Equity	16,134	61,204	94,632	(17,294)
International Small Cap Growth	79,703	16,816	17,647	78,872
Emerging Markets Growth	115,480	142,732	94,489	163,723
Bond (b)	11,518	341	—	11,859

	Shares
	For the period ended June 30, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	5,690	—	6,017	(327)
Institutional International Equity	4,136	—	386	3,750
International Small Cap Growth	4,754	—	223	4,531
Emerging Markets Growth	29	—	3,863	(3,834)
Emerging Leaders Growth (a)	9,918	—	700	9,218
Bond	55	26	150	(69)

	Shares
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	9,488	17,811	12,302	14,997
Institutional International Equity	1,042	4,229	6,063	(792)
International Small Cap Growth	5,483	1,251	1,210	5,524
Emerging Markets Growth	5,513	6,742	3,926	8,329
Bond (b)	1,153	34	—	1,187

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	The information for the year ended December 31, 2007 is for the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

June 30, 2008	William Blair Funds 47

Financial Highlights

Institutional International Growth Fund

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Net asset value, beginning of year	$19.20		$19.39	$18.11	$16.06	$13.60	$9.57
Income from investment operations:
Net investment income (a)	0.22		0.15	0.11	0.09	0.03	0.07
Net realized and unrealized gain (loss) on investments	(2.40)		3.30	4.09	3.53	2.44	3.99

Total from investment operations	(2.18)		3.45	4.20	3.62	2.47	4.06
Less distributions from:
Net investment income	—		0.35	0.38	0.15	0.01	0.03
Net realized gain	—		3.29	2.54	1.42	—	—

Total distributions	—		3.64	2.92	1.57	0.01	0.03

Net asset value, end of period	$17.02		$19.20	$19.39	$18.11	$16.06	$13.60

Total return (%)	(11.35)	(b)	18.49	23.45	22.76	18.15	42.47
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.97	(c)	1.02	1.03	1.05	1.10	1.10
Expenses, before waivers and reimbursements	0.97	(c)	1.02	1.03	1.05	1.11	1.16
Net investment income (loss), net of waivers and reimbursements	2.46	(c)	0.74	0.54	0.52	0.18	0.37
Net investment income (loss), before waivers and reimbursements	2.46	(c)	0.74	0.54	0.52	0.17	0.31

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004	2003
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$1,895,975		$2,145,312	$1,875,341	$1,555,414	$1,223,436	$477,511
Portfolio turnover rate (%)	75	(c)	61	74	74	72	56

(a)	Excludes $0.06, $0.29, $0.25, $0.10, and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005, 2004 and 2003, respectively.
(b)	Total return is not annualized for period less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

48 Semi-Annual Report	June 30, 2008

Financial Highlights

Institutional International Equity Fund

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$15.03		$14.27	$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.13		0.13	0.07	—	—
Net realized and unrealized gain (loss) on investments	(1.80)		2.42	2.37	1.86	0.20

Total from investment operations	(1.67)		2.55	2.44	1.86	0.20
Less distributions from:
Net investment income	—		0.22	0.16	0.02	—
Net realized gain	—		1.57	0.05	—	—

Total distributions	—		1.79	0.21	0.02	—

Net asset value, end of period	$13.36		$15.03	$14.27	$12.04	$10.20

Total return (%)	(11.11	)(c)	18.36	20.22	18.26	2.00	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.04	(d)	1.09	1.10	1.10	1.10	(d)
Expenses, before waivers and reimbursements	1.04	(d)	1.06	1.12	1.35	2.46	(d)
Net investment income (loss), net of waivers and reimbursements	1.87	(d)	0.86	0.50	0.31	(0.21	)(d)
Net investment income (loss), before waivers and reimbursements	1.87	(d)	0.89	0.48	0.06	(1.57	)(d)

	Period Ended 6/30/2008		Years Ended June 30,
			2007	2006	2005	2004
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$599,632		$618,179	$598,375	$250,929	$27,384
Portfolio turnover rate (%)	76	(d)	66	79	84	45	(d)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.01, $0.23, $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005 and 2004, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 49

Financial Highlights

International Small Cap Growth Fund

Institutional Class Shares

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$14.04		$13.43	$11.16	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.04		0.05	(0.01)	—
Net realized and unrealized gain on investments	(1.04)		1.72	2.34	1.16

Total from investment operations	(1.00)		1.77	2.33	1.16
Less distributions from:
Net investment income	—		0.12	0.01	—	(c)
Net realized gain	—		1.04	0.05	—

Total distributions	—		1.16	0.06	—

Net asset value, end of period	$13.04		$14.04	$13.43	$11.16

Total return (%)	(7.12	)(d)	13.53	20.86	11.62	(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.06	(e)	1.14	1.25	1.25	(e)
Expenses, before waivers and reimbursements	1.06	(e)	1.14	1.31	2.17	(e)
Net investment income (loss), net of waivers and reimbursements	.65	(e)	0.32	(0.12)	0.00	(e)
Net investment income (loss), before waivers and reimbursements	.65	(d)	0.32	(0.18)	(0.92	)(e)

	Period Ended 6/30/2008		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$450,714		$401,459	$231,969	$50,534
Portfolio turnover rate (%)	66	(e)	88	109	127	(e)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.05, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2007, 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Total returns are not annualized for periods less than one year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

50 Semi-Annual Report	June 30, 2008

Financial Highlights

Emerging Markets Growth Fund

Institutional Class Shares

	Period Ended 6/30/08		Years Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Net asset value, beginning of year	$22.07		$19.54	$14.20	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.17		(0.01)	0.02	0.01
Net realized and unrealized gain on investments	(3.55)		7.27	5.44	4.27

Total from investment operations	(3.38)		7.26	5.46	4.28
Less distributions from:
Net investment income	—		0.19	0.01	—
Net realized gain	—		4.54	0.11	0.08

Total distributions	—		4.73	0.12	0.08

Net asset value, end of period	$18.69		$22.07	$19.54	$14.20

Total return (%)	(15.31	)(c)	38.21	38.49	42.82	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.22	(d)	1.25	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.18	(d)	1.25	1.32	1.61	(d)
Net investment income (loss), net of waivers and reimbursements	1.75	(d)	(0.05)	0.09	0.19	(d)
Net investment income (loss), before waivers and reimbursements	1.79	(d)	(0.05)	0.02	(0.17	)(d)

	Period Ended 6/30/08		Year Ended December 31,
			2007	2006	2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$910,410		$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	120	(d)	100	113	77	(d)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2007, 2006 and 2005, respectively.
(c)	Total returns are not annualized for periods less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 51

Financial Highlights

Emerging Leaders Growth Fund

Institutional Class Shares

	Period Ended 6/30/08
	(unaudited)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (d)	0.04
Net realized and unrealized gain on investments	(0.40)

Total from investment operations	(0.36)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	9.64

Total return (%)	(3.60	)(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	(c)
Expenses, before waivers and reimbursements	1.45	(c)
Net investment income (loss), net of waivers and reimbursements	1.39	(c)
Net investment income (loss), before waivers and reimbursements	1.19	(c)

	Period Ended 6/30/08
	(unaudited)

Supplemental data for all classes:
Net assets at end of period (in thousands)	$94,377
Portfolio turnover rate (%)	161	(c)

(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	Total return is not annualized for periods less than one year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

52 Semi-Annual Report	June 30, 2008

Financial Highlights

Bond Fund

Institutional Class Shares

	Periods Ended
	6/30/08		12/31/07(a)
	(unaudited)
Net asset value, beginning of year	$10.00		$10.00
Income from investment operations:
Net investment income	0.24		0.32
Net realized and unrealized gain on investments	(0.14)		0.03

Total from investment operations	0.10		0.35
Less distributions from:
Net investment income	0.22		0.35
Net realized gain	—		—	(b)

Total distributions	0.22		0.35

Net asset value, end of year	$9.88		$10.00

Total return (%)	1.02	(c)	3.57	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	(d)	0.35	(d)
Expenses, before waivers and reimbursements	0.58	(d)	0.52	(d)
Net investment income (loss), net of waivers and reimbursements	4.86	(d)	5.09	(d)
Net investment income (loss), before waivers and reimbursements	4.63	(d)	4.92	(d)

	Periods Ended
	6/30/08		12/31/07(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$73,586		$68,483
Portfolio turnover rate (%)	47	(d)	38	(d)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution is less than $0.01 per share.
(c)	Total returns are not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2008	William Blair Funds 53

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2007	Principal, William Blair & Company, L.L.C.	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	18	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

54 Semi-Annual Report	June 30, 2008

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

June 30, 2008	William Blair Funds 55

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Richard W. Smirl, 1967	Senior Vice President and Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President Vice President	Since 2007 2006-2007	Principal, William Blair & Company, L.L.C. Associate William Blair & Company, L.L.C.	N/A

Michael P. Balkin, 1959	Vice President	Since 2008	Associate William Blair & Company, L.L.C. former Chief Investment Officer, Magnetar Investment Management	N/A

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

56 Semi-Annual Report	June 30, 2008

Renewal of the Fund’s Management Agreement

On April 29, 2008, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal for an additional one-year term of the Fund’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Institutional International Growth Portfolio, the William Blair Institutional International Equity Portfolio, the William Blair International Small Cap Growth Portfolio and the William Blair Emerging Markets Growth Portfolio. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Portfolio grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 29, 2008 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Fund management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by the Advisor. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Portfolio. The Lipper peer group for each Portfolio consisted of a group of funds with a similar investment style as classified by Lipper and asset size as the Portfolio. The Lipper peer universe for each Portfolio included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. For all Portfolios, the Independent Trustees also received information provided by the Advisor on the average performance of the applicable Morningstar style category for each Portfolio and each Portfolio’s relative rank within the applicable Morningstar category. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Portfolio to a relevant index or indices; (iii) information comparing advisory fees of each Portfolio to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Fund as a whole and each Portfolio individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Portfolios. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the information provided and answered questions from the Independent Trustees.

On April 24 and 29, 2008, the Independent Trustees met independently of Fund management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Portfolios. Based upon their review, the Independent Trustees concluded that it was in the best interest of each Portfolio to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Portfolios, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has been associated with the Portfolios since their inception. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Advisor managed the Portfolios and knowing the investment advisory fee. The Board considered biographical information about each Portfolio’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, and the financial support the Advisor provides to certain Portfolios. The Board

June 30, 2008	William Blair Funds 57

also noted that the Advisor voluntarily reduces the advisory fees of the Portfolios by an amount equal to the advisory fee charged by the Ready Reserves Portfolio on the cash of the Portfolios invested in the Ready Reserves Portfolio.

The Board reviewed information on the performance of each Portfolio for the one, three and five (or since inception) year periods ended December 31, 2007, as applicable, along with performance information of a relevant securities index or indices and the applicable peer universe of funds with comparable investment strategies from the Lipper database. In reviewing the performance information provided, the Board considered the volatility in the global markets, including the affect of the U.S. subprime crisis on general market performance, since they most recently considered the continuation of the Management Agreement. The Board noted that the Institutional International Growth Portfolio, the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio performed satisfactorily relative to their Lipper peer universe and benchmark indices over the periods reviewed.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio were satisfactory.

Fees and Expenses. The Board reviewed each Portfolio’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of the Lipper peer group and the Lipper peer universe for each Portfolio. The Board considered that the Advisor had proposed to limit total expenses for the William Blair Institutional International Equity Portfolio, the William Blair International Small Cap Growth Portfolio and the William Blair Emerging Markets Growth Portfolio. For each Portfolio, the Board also reviewed amounts charged by the Advisor to other registered funds, including other Portfolios in the Fund and funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for separate accounts. With respect to sub-advised funds and separate accounts, the Board considered the Advisor’s statement that (i) both the mix of services provided and the level of responsibility required under the Management Agreement were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts; and (ii) the management fees for separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Portfolios’ advisory fees because they reflect significantly different economics than those in the mutual fund marketplace.

In considering the information, the Board noted that the advisory fees for the Institutional International Equity Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio were below or within an acceptable range of the average advisory fees of their peer group and peer universe. The Board noted that the advisory fees for the Institutional International Growth Portfolio were above the average advisory fees of its peer group and peer universe, but that such advisory fees were within an acceptable range of the average advisory fees of its peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Portfolio’s advisory fee, coupled with any applicable existing or proposed expense limitation, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Fund as a whole and each Portfolio individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Portfolio expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Portfolio’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed each Portfolio’s asset size, breakpoints for those Portfolios with breakpoints in the advisory fee schedule where applicable, the Portfolio’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Portfolios, including non-advisory fee revenue from the Portfolios in the form of shareholder administration fees, shareholder service fees and/or distribution fees and the payment of some or all of those revenues to third parties, soft dollars, which pertain primarily to the Portfolios investing in equity securities, and favorable media coverage. The Board concluded that, taking into account these benefits, each Portfolio’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Portfolio.

58 Semi-Annual Report	June 30, 2008

Approval of the Emerging Leaders Growth Portfolio’s Management Agreement

On February 21, 2008, the Board, including the Independent Trustees, approved the Fund’s Management Agreement with the Advisor, on behalf of the Emerging Leaders Growth Portfolio of the Fund. The Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio manager, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Portfolio and the estimated expense ratios for each share class and reviewed information comparing the advisory fee and the estimated expense ratios for each share class to separate Lipper peer groups. The peer group for Class I shares of the Portfolio consisted of other no-load retail emerging markets growth funds and the peer group for Institutional Class shares of the Portfolio consisted of other institutional emerging markets growth funds. The Board considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for each share class of the Portfolio.

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was below the median of the peer group for Class I shares and at the median of the peer group for Institutional Class shares. The Board also reviewed the Advisor’s fee schedule for its emerging markets separate accounts that included breakpoints. On the basis of the information provided, the Board concluded that the proposed advisory fee, coupled with the Advisor’s expense limitation agreement, was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee was reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratios and the Advisor’s agreement to limit expenses, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

June 30, 2008	William Blair Funds 59

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund and the William Blair Emerging Markets Growth Fund and the William Blair Bond Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

60 Semi-Annual Report	June 30, 2008

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

June 30, 2008	William Blair Funds 61

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid during Period	Annualized Expense Ratio
Institutional International Growth Fund
Actual return	$1,000.00	$886.50	$4.55	0.97%
Hypothetical 5% return	1,000.00	1,020.04	4.87	0.97

Institutional International Equity Fund
Actual return	1,000.00	888.90	4.88	1.04
Hypothetical 5% return	1,000.00	1,019.69	5.22	1.04

International Small Cap Growth Fund Institutional Shares
Actual return	1,000.00	928.80	5.08	1.06
Hypothetical 5% return	1,000.00	1,019.59	5.32	1.06

Emerging Markets Growth Fund Institutional Shares
Actual return	1,000.00	846.90	5.60	1.22
Hypothetical 5% return	1,000.00	1,018.80	6.12	1.22

Emerging Leaders Growth Fund Institutional Shares
Actual return (since inception) (b)	1,000.00	982.00	4.24	1.25
Hypothetical 5% return (6 month period)	1,000.00	1,018.65	6.27	1.25

Bond Fund Institutional Shares
Actual return	1,000.00	1,010.20	1.75	0.35
Hypothetical 5% return	1,000.00	1,023.12	1.76	0.35

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 182, and divided by 366 (to reflect the one-half year period).
(b)	For the period March 26, 2008 (Commencement of Operations) until June 30, 2008.

62 Semi-Annual Report	June 30, 2008

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President and Chief Compliance Officer

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Michael P. Balkin, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2008	William Blair Funds 63

WILLIAM BLAIR FUNDS

INSTITUTIONAL FUNDS

- Institutional International Growth Fund
- Institutional International Equity Fund
- International Small Cap Growth Fund - Institutional Class Shares
- Emerging Markets Growth Fund - Institutional Class Shares
- Emerging Leaders Growth Fund - Institutional Class Shares
- Bond Fund - Institutional Class Shares

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted in the Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 28, 2008

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: August 28, 2008